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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.                               )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Atlantic Power Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT

NOTICE OF ANNUAL AND SPECIAL MEETING
OF SHAREHOLDERS AND
MANAGEMENT INFORMATION CIRCULAR
AND
PROXY STATEMENT

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 19, 2019

APRIL    , 2019

Headquarters Address	Registered Address
3 Allied Drive, Suite 155	215-10451 Shellbridge Way
Dedham, Massachusetts 02026	Richmond, British Columbia V6X 2W8
United States	Canada

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

              NOTICE IS HEREBY GIVEN that an annual and special meeting (the "Meeting") of the shareholders (the "Shareholders") of Atlantic Power Corporation (the "Corporation" or "Atlantic Power") will be held at the Omni King Edward Hotel, Belgravia Room, 37 King Street East, Toronto, Ontario, Canada M5C 1E9 on Wednesday the 19th day of June, 2019 at the hour of 10:00 a.m. (Eastern Daylight Time) for the following purposes:

1.
TO RECEIVE the financial statements of the Corporation for the year ended December 31, 2018, together with the report of the auditors thereon;

2.
TO ELECT five directors to the board of directors of the Corporation;

3.
TO HOLD a non-binding advisory vote on named executive officer compensation;

4.
TO CONSIDER the approval of an ordinary resolution of the Shareholders, the full text of which is set forth in Schedule "C" to the accompanying Information Circular and Proxy Statement, to amend and restate and approve, ratify and confirm the Shareholder Rights Plan adopted by the board of directors of the Corporation effective February 28, 2013 between the Corporation and Computershare Investor Services Inc., as rights agent, as described in the accompanying Information Circular and Proxy Statement;

5.
TO CONSIDER the approval of a special resolution of the Shareholders, the full text of which is set forth in Schedule "D" to the accompanying Information Circular and Proxy Statement, authorizing the adoption by the Corporation of certain amendments to the articles of the Corporation, as described in the accompanying Information Circular and Proxy Statement;

6.
TO APPOINT auditors of the Corporation and authorize the board of directors of the Corporation to fix the remuneration of the auditors; and

7.
TO TRANSACT such further or other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

              At the Meeting, each Shareholder of record at 4:00 p.m. (Eastern Daylight Time) on April 22, 2019 will be entitled to one vote for each Common Share of the Corporation held on all matters proposed to come before the Meeting.

              The accompanying Information Circular and Proxy Statement provides additional information relating to the matters to be dealt with at the Meeting and forms part of this notice.

i

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 19, 2019

              The U.S. Securities and Exchange Commission has adopted a "Notice and Access" rule that allows companies to deliver a Notice of Internet Availability of Proxy Materials ("Notice of Internet Availability") to Shareholders in lieu of a paper copy of the Information Circular and Proxy Statement, related materials and the Corporation's Annual Report to Shareholders (collectively, the "Proxy Materials"). The Notice of Internet Availability provides instructions as to how Shareholders can access the Proxy Materials online, contains a listing of matters to be considered at the Meeting, and sets forth instructions as to how shares can be voted. Shares must be voted either by telephone, online or by completing and returning a proxy card. Shares cannot be voted by marking, writing on and/or returning the Notice of Internet Availability. Any Notices of Internet Availability that are returned will not be counted as votes. Instructions for requesting a paper copy of the Proxy Materials are set forth on the Notice of Internet Availability.

              The Corporation is relying on the exemptions set forth in Section 9.1.5 of National Instrument 51-102—Continuous Disclosure Obligations and Section 9.1.1 of National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer from the requirement under Canadian securities laws to send paper copies of the Proxy Materials to registered and beneficial shareholders of the Corporation.

              The Corporation's Information Circular and Proxy Statement and Annual Report for the year ended December 31, 2018 are available free of charge at https://materials.proxyvote.com/04878Q.

              DATED at Toronto, Ontario this             day of April, 2019.

BY ORDER OF THE BOARD OF DIRECTORS
"Irving R. Gerstein" Chair of the Board of Directors Atlantic Power Corporation

ATLANTIC POWER CORPORATION
INFORMATION CIRCULAR AND PROXY STATEMENT

Introduction

              This information circular and proxy statement (the "Information Circular and Proxy Statement") is furnished in connection with the solicitation of proxies by or on behalf of the board of directors (the "Directors", the "Board", or the "Board of Directors", and each one individually, a "Director") of Atlantic Power Corporation (the "Corporation" or "Atlantic Power"), for use at the annual and special meeting (the "Meeting") of the holders ("Shareholders") of common shares ("Common Shares") of the Corporation to be held on June 19, 2019 at the Omni King Edward Hotel, Belgravia Room, 37 King Street East, Toronto, Ontario, Canada M5C 1E9 commencing at 10:00 a.m. (Eastern Daylight Time), and at all postponements or adjournments thereof, for the purposes set forth in the accompanying notice of the Meeting (the "Notice of Meeting"). In this Information Circular and Proxy Statement, references to "Cdn$" and "Canadian dollars" are to the lawful currency of Canada and references to "$", "US$" and "U.S. dollars" are to the lawful currency of the United States. All dollar amounts herein are in U.S. dollars, unless otherwise indicated. The information contained herein is given as at April        , 2019, except where otherwise noted.

              On or about May 2, 2019, we intend to mail to our stockholders a notice containing instructions on how to access the Proxy Materials (as defined below) and how to vote their Common Shares online. In accordance with the requirements of National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer, for purposes of distributing to non-registered Shareholders who have requested a copy, the Corporation has distributed copies of this Information Circular and Proxy Statement to the intermediaries for onward distribution to such non-registered Shareholders.

              The U.S. Securities and Exchange Commission (the "SEC") has adopted a "Notice and Access" rule that allows companies to deliver a Notice of Internet Availability of Proxy Materials ("Notice of Internet Availability") to Shareholders in lieu of a paper copy of the Information Circular and Proxy Statement and related materials and the Corporation's Annual Report to Shareholders (collectively, the "Proxy Materials"). The Notice of Internet Availability provides instructions as to how Shareholders can access the Proxy Materials online, contains a listing of matters to be considered at the Meeting, and sets forth instructions as to how shares can be voted. Shares must be voted either by telephone, online or by completing and returning a proxy card. Shares cannot be voted by marking, writing on and/or returning the Notice of Internet Availability. Any Notices of Internet Availability that are returned will not be counted as votes. Instructions for requesting a paper copy of the Proxy Materials are set forth on the Notice of Internet Availability.

              The Corporation is relying on the exemptions set forth in Section 9.1.5 of National Instrument 51-102—Continuous Disclosure Obligations and Section 9.1.1 of National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer from the requirement under Canadian securities laws to send paper copies of the Proxy Materials to registered and beneficial shareholders of the Corporation.

Important Notice Regarding Availability of Proxy Materials

              The Proxy Materials are available at https://materials.proxyvote.com/04878Q.

              The Corporation is providing some of its Shareholders, including Shareholders who have previously asked to receive paper copies of the proxy materials and some of its Shareholders who are living outside of the United States and Canada, with paper copies of the proxy materials in addition to a Notice of Internet Availability.

              The Corporation is providing Notice of Internet Availability by e-mail to those Shareholders who have previously elected delivery of the proxy materials electronically. Those Shareholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

Electronic Access to the Proxy Materials

              You can elect to receive future proxy materials by e-mail, which will save the Corporation the cost of producing and mailing documents to you. Shareholders may enroll to receive proxy materials electronically as follows:

              Shareholders of Record:    If you are a registered shareholder, you may request electronic delivery on the Internet at www.investorvote.com.

              Beneficial Holders:    If your shares are not registered in your name, check the information provided to you by your bank or broker, or contact your bank or broker for information on electronic delivery service.

Voting and Quorum

              A quorum must be present at the Meeting for any business to be conducted. Pursuant to the Corporation's articles of continuance (the "Articles"), two persons, present in person, each being a Shareholder entitled to vote at a meeting of Shareholders or a duly appointed proxy for a Shareholder so entitled constitutes a quorum. Shares represented by "broker non-votes," as described below, will be considered as present for purposes of constituting a quorum.

              Shareholders may vote by attending the Meeting and voting in person. If you choose not to attend the Meeting, you may still authorize your proxy over the internet or by telephone by following the instructions provided in the Notice of Internet Availability or, if you requested to receive printed Proxy Materials, you may also vote by telephone or by mailing the accompanying form of proxy ("Form of Proxy") pursuant to instructions provided on the proxy card, or by sending voting instructions ("Voting Instructions") to your nominee in accordance with the procedures set forth below under "—Information for Beneficial Holders of Securities." All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies.

              A "broker non-vote" occurs when a nominee holding Common Shares for a beneficial holder has not received Voting Instructions from such beneficial holder but such nominee submits a Form of Proxy in respect of such Common Shares in accordance with New York Stock Exchange ("NYSE") rules. Generally, under current Canadian securities laws and NYSE rules, brokers will not have discretionary authority to vote such uninstructed Common Shares with respect to any matter to be voted upon at the Meeting, except that U.S. brokers will have discretionary authority to vote uninstructed Common Shares with respect to the appointment of auditors as described below, in accordance with NYSE rules.

              For purposes of counting votes, (i) abstentions from voting will be counted as votes cast at the Meeting; however, such abstentions will not be counted as votes cast for or against a matter; and (ii) broker non-votes will not be counted as votes cast at the Meeting, except that broker votes with respect to which U.S. brokers have exercised their discretionary authority to vote uninstructed Common Shares in accordance with NYSE rules shall be counted as votes cast at the Meeting.

Proxy Solicitation and Voting

Solicitation of Proxies

              The solicitation of proxies for use at the Meeting is being made by or on behalf of the Board of Directors. The solicitation of proxies for the Meeting will be made primarily by mail, but proxies may also be solicited personally, in writing or by telephone by employees of the Corporation, at nominal cost. The Corporation will bear the cost in respect of the solicitation of proxies for the Meeting and will bear the legal, printing and other costs associated with the preparation of the Information Circular and Proxy Statement. In addition, Kingsdale Advisors ("Kingsdale") has been retained as our strategic shareholder advisor to assist in the solicitation of proxies for the Meeting at a fee of approximately Cdn$43,925, plus associated costs and expenses. The Corporation may also reimburse brokers and other persons holding Common Shares in their name or in the name of nominees for their costs incurred in sending proxy material to their principals in order to obtain their proxies. Kingsdale can be contacted by phone toll-free at 1-866-229-8263 (for calls in Canada and the United States) or 1-416-867-2272 (for callers outside North America) or by e-mail at contactus@kingsdaleadvisors.com.

Appointment and Revocation of Proxies

              Together with the Information Circular and Proxy Statement, the Shareholders will also be provided a Form of Proxy. The persons named in such Form of Proxy are Directors. A Shareholder who wishes to appoint some other person to represent him, her or it at the Meeting may do so by inserting such person's name in the blank space provided in the accompanying Form of Proxy or by completing another proper Form of Proxy. Such other person appointed to represent a Shareholder need not be a Shareholder of the Corporation.

              The document appointing a proxy must be in writing and completed and signed by a registered Shareholder or his or her attorney authorized in writing or, if the registered Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Instructions provided to the Agent by a registered Shareholder must be in writing and completed and signed by the registered Shareholder or his or her attorney authorized in writing or, if the registered Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Persons signing as officers, attorneys, executors, administrators, and trustees or similarly otherwise should so indicate and provide satisfactory evidence of such authority.

              A Shareholder that has given a Form of Proxy may revoke the Form of Proxy: (a) by completing and signing a Form of Proxy bearing a later date and depositing it as aforesaid;

(b) by depositing an instrument in writing executed by the Shareholder or by his or her attorney authorized in writing: (i) at the registered office of the Corporation at any time up to and including the last business day preceding the day of the applicable Meeting, or any adjournment thereof, at which the proxy is to be used, or (ii) with the Chair of the Meeting prior to the commencement of such Meeting on the day of such Meeting or any adjournment thereof; or (c) in any other manner permitted by law. In order for a Beneficial Holder (as defined below) to revoke Voting Instructions previously given to his or her intermediary (such as a broker, securities dealer, bank, trust company or similar entity) with respect to the voting of the Common Shares, the Beneficial Holder must carefully follow the procedures and instructions received from his or her intermediary.

              The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted at the Meeting as follows:

  •
  FOR the election of R. Foster Duncan, Kevin T. Howell, Danielle S. Mottor, Gilbert S. Palter, and James J. Moore, Jr. to the Board of Directors as described under the heading "Matter 1: Election of Directors";

  •
  FOR the approval, by non-binding advisory vote, of named executive officer compensation as described under the heading "Matter 2: Non-Binding Advisory Vote on Named Executive Officer Compensation";

  •
  FOR the approval of an ordinary resolution of the Shareholders, the full text of which is set forth in Schedule "C" to this Information Circular and Proxy Statement (the "Rights Plan Resolution"), to amend and restate and approve, ratify and confirm the Shareholder Rights Plan adopted by the Board of Directors effective February 28, 2013 between the Corporation and Computershare Investor Services Inc., as rights agent, as described under the heading "Matter 3: Special Business—Amendment and Restatement and Reconfirmation of The Rights Plan";

  •
  FOR the approval of a special resolution of the Shareholders, the full text of which is set forth in Schedule "D" to this Information Circular and Proxy Statement (the "Articles Amendment Resolution"), authorizing the adoption by the Corporation of certain amendments to the Articles of the Corporation, as described under the heading "Matter 4: Special Business—Approval of Amendments to the Articles of the Corporation"; and

  •
  FOR the appointment of KPMG LLP as auditors of the Corporation and to authorize the Board of Directors to fix such auditors' remuneration, as described under the heading "Matter 5: Appointment of Auditors".

              For more information on these issues, please see the section entitled "Matters to be Considered at the Meeting" in this Information Circular and Proxy Statement.

              The persons appointed pursuant to the Form of Proxy are conferred with discretionary authority with respect to amendments to or variations of matters identified in the Form of Proxy and with respect to other matters that may properly come before the Meeting. In the event that amendments or variations to matters identified in the Notice of Meeting are properly brought before the Meeting, it is the intention of the persons designated in the enclosed Form of Proxy to vote in accordance with their best judgment on such matter or business. At the time of printing the Information Circular and Proxy Statement, the Directors know of no such amendments, variations or other matters.

Voting Procedures and Deadlines

              To be valid, a Form of Proxy must be received at the offices of Computershare Investor Services Inc. (the "Agent"), 8th Floor, North Tower, 100 University Avenue, Toronto, Ontario, Canada M5J 2Y1 or returned to the Agent by fax at 1-866-249-7775 (North America) or 416-263-9524 (outside North America), or at the offices of the Corporation by written instrument, fax or any other method of transmitting legibly recorded messages, so as not to arrive later than 4:00 p.m. (Eastern Daylight Time) on Monday, June 17, 2019. If the Meeting is adjourned, a Form of Proxy must be received at the offices of the Agent no later than 4:00 p.m. (Eastern Daylight Time) on the day which is two business days before the date of the reconvened meeting at which the Form of Proxy is to be used. The time limit for the receipt of proxies may be waived or extended by the Chair of the Meeting at his or her discretion without notice.

              As an alternative to the physical delivery of a Form of Proxy to the offices of Computershare or the Corporation, a registered Shareholder of record may vote in the following ways:

    By Mail—Complete, sign, date and return the Form of Proxy in the postage-paid envelope provided to Computershare Investor Services Inc., so as not to arrive later than 4:00 p.m. (Eastern Daylight Time) on Monday, June 17, 2019.

    Internet—Go to www.investorvote.com/ATP. Enter the 15-digit control number on the Notice of Internet Availability or Form of Proxy and follow the instructions to vote your shares.

    By Phone—Call 1-866-732-8683 (toll-free in North America) and enter the 15-digit control number printed on the Notice of Internet Availability or Form of Proxy. Follow the interactive voice recording instructions to submit your vote.

    In Person—Attend the Meeting and register with the Agent. Please do not fill out and return your Form of Proxy if you intend to vote in person at the Meeting.

              The internet and telephone voting procedures are designed to authenticate Shareholders' identities and to confirm that their instructions have been properly recorded. The deadline for internet and telephone voting is 11:59 p.m. (Eastern Daylight Time) on Monday, June 17, 2019.

              If you hold Common Shares through an intermediary (such as a broker, securities dealer, bank, trust company or similar entity), you may vote by following the voting instruction form provided to you by such intermediary (see "Information for Beneficial Holders of Securities").

Information for Beneficial Holders of Securities

              Information set forth in this section is very important to persons who hold Common Shares other than in their own names. A non-registered Shareholder of the Corporation (a "Beneficial Holder") who beneficially owns Common Shares, but whose Common Shares are registered in the name of an intermediary (such as a securities broker, financial institution, trustee, custodian or other nominee who holds securities on behalf of the Beneficial Holder or in the name of a clearing agency in which the intermediary is a participant) should note that only a Form of Proxy deposited by Shareholders whose names are on the records of the Corporation as the registered holders of Common Shares as of the Record Date (as defined below) can be recognized and acted upon at the Meeting.

              Common Shares that are listed in an account statement provided to a Beneficial Holder by a broker are likely not registered in the Beneficial Holder's own name on the records of the Corporation and such Common Shares are more likely registered in either the name of CDS Clearing and Depository Services Inc. ("CDS") or its nominee, or the name of The Depositary Trust Company ("DTC") or its nominee.

              Applicable regulatory policy requires brokers and other intermediaries to seek Voting Instructions from Beneficial Holders in advance of shareholders' meetings. Every broker or other intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Holders in order to ensure that their Common Shares are voted at the Meeting. Often, the voting instruction form (the "Voting Instruction Form") supplied to a Beneficial Holder by its broker is identical to the Form of Proxy provided to registered Shareholders. However, its purpose is limited to instructing the registered Shareholder how to vote on behalf of the Beneficial Holder. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. ("Broadridge"). Broadridge typically prepares a machine-readable Voting Instruction Form, mails those forms to the Beneficial Holders and asks Beneficial Holders to return Voting Instructions to Broadridge. Broadridge then tabulates the results of all Voting Instructions received and provides appropriate instructions representing the voting of the securities to be represented at the Meeting. A Beneficial Holder receiving a Broadridge Voting Instruction Form cannot use that Voting Instruction Form to vote Common Shares directly at the Meeting. Voting Instruction Forms must be returned to Broadridge well in advance of the Meeting in accordance with the instructions set out on the Voting Instruction Form in order to have the Common Shares voted.

    A Beneficial Shareholder of record may vote in the following ways:

    By Mail—Complete, sign, date and return the Voting Instruction Form in the postage-paid envelope provided to Broadridge Financial Solutions, Inc., so as not to arrive later than 4:00 p.m. (Eastern Daylight Time) on Monday, June 17, 2019.

    Internet—Go to www.proxyvote.com. Enter the 16-digit control number on the Notice of Internet Availability or Voting Instruction Form and follow the instructions to vote your shares.

    By Phone—Call 1-800-454-8683 (toll-free in North America) and enter the 16-digit control number printed on the Notice of Internet Availability or Voting Instruction Form. Follow the interactive voice recording instructions to submit your vote.

              The internet and telephone voting procedures are designed to authenticate Shareholders' identities and to confirm that their instructions have been properly recorded. The deadline for internet and telephone voting is 11:59 p.m. (Eastern Daylight Time) on Monday, June 17, 2019.

              The Corporation may use Broadridge's QuickVote™ service to assist non-registered shareholders with voting their shares. Non-registered shareholders may be contacted by Kingsdale to conveniently obtain voting instructions directly over the telephone. Broadridge then tabulates the results of all the instructions received and then provides the appropriate instructions respecting the shares to be represented at the Meeting.

              Generally, Canadian securities laws and NYSE rules prohibit brokers from voting on any of the proposals without receiving Voting Instructions from the Beneficial Holders of the Common Shares, except that U.S. brokers will have discretionary authority to vote uninstructed shares with respect to the appointment of auditors, in accordance with NYSE rules. In the absence of Voting Instructions, Common Shares subject to such broker non-votes will not be counted as voted or as represented on those proposals and so will have no effect on the vote other than with respect to the appointment of auditors where a U.S. broker has exercised its discretionary authority to vote uninstructed shares in accordance with NYSE rules. As brokers generally may not vote your Common Shares in the absence of your specific instructions as to how to vote (except in the limited circumstances described above), we encourage you to provide Voting Instructions to your broker regarding the voting of your Common Shares. If you require assistance voting your shares, please contact Kingsdale Advisors at 1-866-229-8263 (for calls in Canada and the United States) or 1-416-867-2272 (for callers outside North America) or by e-mail at contactus@kingsdaleadvisors.com.

              Although Beneficial Holders may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of CDS, DTC or their broker or other intermediary, a Beneficial Holder may attend the Meeting as proxy holder for the registered Shareholder and vote his or her Common Shares in that capacity. Beneficial Holders who wish to attend the Meeting and indirectly vote their own Common Shares as proxy holder for the registered Shareholder should enter their own names in the blank space on the Voting Instruction Form provided to them and return the same to their broker or other intermediary (or the agent of such broker or other intermediary) in accordance with the instructions provided by such broker, intermediary or agent well in advance of the Meeting.

Voting Securities and Principal Holders Thereof

              The Corporation is authorized to issue an unlimited number of Common Shares. As of the date of this Information Circular and Proxy Statement, there were                   Common Shares outstanding.

              At the Meeting, each Shareholder of record at 4:00 p.m. (Eastern Daylight Time) on April 22, 2019, the record date established for the Notice of Meeting and for voting at the Meeting (the "Record Date"), will be entitled to one vote for each Common Share held on all matters proposed to come before the Meeting. At 4:00 p.m. (Eastern Daylight Time) on the Record Date, there were             Common Shares outstanding and entitled to be voted at the Meeting.

              To the knowledge of the Board of Directors, there are no persons that beneficially own or exercise control or direction over Common Shares carrying approximately 10% or more of the votes attached to the issued and outstanding Common Shares. For more information, please see the section entitled "Security Ownership of Certain Beneficial Owners and Management" in this Information Circular and Proxy Statement.

CORPORATE GOVERNANCE AND COMMITTEES OF THE BOARD

Board of Directors

              The Corporation is pleased to make the following disclosures regarding its corporate governance practices pursuant to National Policy 58-201—Corporate Governance Guidelines, National Instrument 58-101—Disclosure of Corporate Governance Practices, and Item 407 of Regulation S-K and other applicable rules of the SEC and NYSE rules:

  •
  Directors are elected by Shareholders at the Corporation's annual general meeting, which is generally held in June of each year. Each Director holds office until the next annual meeting of the Shareholders or until his or her successor is elected or appointed. At the annual general and special meeting of Shareholders held on June 29, 2010, Shareholders approved, among other things, changes to the Corporation's Articles reducing the minimum Canadian residency requirement for Directors from 50% to 25%. At the Meeting, the Corporation is seeking Shareholder approval to amend the Articles to remove the 25% Canadian residency requirement. If approved, the Corporation will not be required to have a specified percentage of Canadian resident directors.

  •
  Under the Corporation's independence standards and under the NYSE corporate governance rules and National Policy 58-201—Corporate Governance Guidelines, a majority of the Board of Directors must qualify as "independent directors." At least annually, the Board of Directors is required to evaluate all relationships between the Corporation and each Director in light of relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such Director's ability to satisfy his or her responsibilities as an independent Director. The Board of Directors has determined that each of Irving R. Gerstein (who will not stand for re-election at the Meeting), R. Foster Duncan, Kevin T. Howell, Holli C. Ladhani (who ceased to be a Director in 2018), Danielle S. Mottor and Gilbert S. Palter is or was an independent Director in 2018.

  •
  The non-independent member of the Board of Directors is James J. Moore, Jr., who is the President and Chief Executive Officer of the Corporation.

  •
  One Director also serves as a director on the board of another reporting issuer (or the equivalent in other jurisdictions). Mr. Gerstein serves as a director on the board of Medical Facilities Corporation.

  •
  The independent members of the Board of Directors meet regularly without management present. In 2018, the independent members of the Board of Directors held four meetings without the presence of management.

  •
  The Chair of the Board of Directors, Mr. Gerstein, is an independent Director. The Chair's responsibilities include establishing the agendas for each meeting of the Board of Directors, in consultation with the Chief Executive Officer of the Corporation, the Directors and appropriate members of management. The agenda for each committee meeting is established by the Chair of that committee in consultation with appropriate members of the committee and management.

              During 2018, each Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a Director) and (ii) the total number of meetings of all committees of the Board of Directors on which the Director served (during the periods that he or she served).

              The Corporation does not have a policy of requiring its Directors to attend the annual general meeting of Shareholders. The Chair of the Board of Directors is expected to attend and chair all meetings of Shareholders. Five of the six Directors then serving attended the annual meeting held on June 19, 2018.

              The Board of Directors meets as necessary, but no fewer than four times each year: three meetings to review quarterly results and one meeting prior to the issuance of the annual audited financial results of the Corporation. In addition, the Board of Directors generally meets annually to discuss strategy and director education, and meets in December of each year to discuss the budget for the following year. It holds additional meetings if required. The committees of the Board of Directors meet as required by their respective charters. During 2018, the Board of Directors met eight times.

Committees of the Board

              The Board of Directors has established four committees:

  •
  the Audit Committee;

  •
  the Compensation Committee;

  •
  the Nominating and Corporate Governance Committee; and

  •
  the Operations and Commercial Oversight Committee.

              The chart below identifies the members and chair of each committee at the end of 2018 and the number of meetings held by each committee:

Name	Audit	Compensation	Nominating and Corporate Governance	Operations and Commercial Oversight

Irving R. Gerstein	X	X	C	X

R. Foster Duncan	C, FE	X	X	X

Kevin T. Howell	X	C	X	X

Gilbert S. Palter		X	X	C

James J. Moore, Jr.

Number of Meetings in 2018	5	3	6	4

FE
= "Audit Committee Financial Expert" as the term is defined in the rules of the SEC.

C
= Chair

X
= Committee member

              Following her appointment to the Board in January 2019, Ms. Mottor joined the Audit, Compensation, Nominating and Corporate Governance, and Operations and Commercial Oversight Committees of the Board.

              Audit Committee.    The Audit Committee's primary purposes are, among other things, to: (i) assist the Board of Directors in its oversight and supervision of the integrity of the accounting and financial reporting practices and procedures, the implementation and adequacy of the internal accounting controls and procedures, and the compliance with legal and regulatory requirements in respect of financial disclosure; (ii) assess and monitor the strategic, operating, reporting and compliance risks of the business, including cybersecurity risks; and (iii) supervise the qualification, independence and performance of independent accountants of the Corporation.

              Compensation Committee.    The Compensation Committee's primary purposes include: (i) discharging the responsibilities of the Board of Directors relating to compensation of the Chief Executive Officer and other officers; (ii) evaluating the Corporation's compensation plans, policies and programs, taking into account factors it deems appropriate from time to time, including those that are of strategic significance to the Corporation, the degree of risk to the Corporation and its business that those plans and policies may imply, and the results of non-binding Shareholder votes with respect to such matters; and (iii) reviewing and discussing with the Corporation's officers the Statement of Executive Compensation, including the Compensation Discussion and Analysis ("CD&A"), to be included in the Corporation's annual information circular and proxy statement and determining whether to recommend to the Board of Directors that the CD&A be included in the information circular and proxy statement. The Compensation Committee may form and delegate its authority to subcommittees consisting of one or more members of the Committee when appropriate. The Compensation Committee did not delegate any of its authority in 2018.

              The Compensation Committee periodically utilizes the services of Pearl Meyer & Partners ("Pearl Meyer"), an independent compensation consultant, to assist it in reviewing its compensation program. In 2018, Pearl Meyer advised the Compensation Committee in relation to the design of the Corporation's incentive plans and preparation of the Corporation's information circular and proxy statement for the 2018 Annual Meeting of Shareholders.

              Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee's primary purposes are, among other things, to: (i) screen and identify individuals who are qualified to become members of the Board of Directors; (ii) recommend to the Board, director nominees to be presented for Shareholder approval at the annual meetings of the Shareholders of the Corporation; (iii) recommend to the Board of Directors nominees to fill vacancies on the Board of Directors or as otherwise required outside of the annual meetings of Shareholders of the Corporation; (iv) select, or recommend to the Board of Directors, the Directors to comprise the committees of the Board of Directors; (v) implement a process for examining the size of the Board of Directors and to undertake, where appropriate, a program to establish a Board size that facilitates effective decision-making; (vi) establish procedures for the nomination of Directors and executive officers of the Corporation generally; (vii) establish and administer an annual assessment process relating to the performance of the Board of Directors as a whole, the committees of the Board of Directors and individual Directors; (viii) review with the Board of Directors from time to time the appropriate skills and characteristics required of Directors in the context of the current make-up of the Board of Directors, including issues of diversity, age, and skills relating to the Corporation's businesses and professional background; (ix) recommend to the Board of Directors procedures for the conduct of Board meetings and the proper discharge of the Board of Directors' mandate as set out in the mandate of the Board of Directors; (x) monitor the relationship between the officers and the Board of Directors with a view to ensuring that the Board of Directors is able to function independently of officers; (xi) develop the Corporation's approach to governance, including the development of a set of governance principles and guidelines that are specifically applicable to the Corporation; (xii) perform a leadership role in shaping the Corporation's corporate governance practices and provide oversight with respect to its corporate governance conduct; and (xiii) perform such other functions as the Board of Directors may from time to time request.

              In identifying, evaluating, and recommending suitable Director candidates, the Nominating and Corporate Governance Committee may take into account a number of factors, such as the appropriate skills and characteristics required of Directors in the context of the current make-up of the Board of Directors, including diversity, skills relating to the Corporation's businesses and professional background and existing commitments to outside boards. Pursuant to its charter, the Nominating and Corporate Governance Committee, in considering the extent to which the membership of a candidate on the Board of Directors would promote diversity among the Directors, may take into account various factors and perspectives, including differences of viewpoint, professional experience, education, skill and other individual qualities and attributes as well as race, gender and national origin. The Nominating and Corporate Governance Committee has not formally adopted any specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. The Nominating and Corporate Governance Committee believes that candidates and nominees must reflect a Board of Directors that is comprised of Directors who have competencies, skills and personal qualities required of Board members in light of relevant factors, including: (1) the objective of adding value to the Corporation in light of the opportunities and risks facing the Corporation and the Corporation's proposed strategies; (2) the need to ensure that a majority of the Board of Directors is comprised of individuals who meet the independence requirements of the applicable securities legislation and stock exchanges or other guidelines, including the Corporation's categorical standards for Director independence; and (3) the policies of the Board of Directors with respect to board member tenure, retirement and succession and Board member commitments.

              It is the policy of the Nominating and Corporate Governance Committee to review and consider any director nominees who have been recommended by Shareholders in the same manner as described above. All Shareholder recommendations for director nominees must be submitted to the Corporate Secretary at Atlantic Power Corporation, 3 Allied Drive, Suite 155, Dedham, Massachusetts 02026 in accordance with the procedures of the Advance Notice Policy (discussed below).

              Operations and Commercial Oversight Committee.    The Operations and Commercial Oversight Committee's primary purposes include: (i) assisting the Board of Directors in discharging its responsibilities with respect to oversight of the Corporation's plant operations, investment decisions in these plants, divestiture of plants, acquisition of additional assets and the capital required to support the plants; (ii) examining the commercial aspects of the plants including power purchase agreements, re-contracting activity and the associated commercial relationships with customers, and (iii) assessing and monitoring the operating risks of the business.

Corporate Governance

Committee Charters and Corporate Governance Guidelines

              Each of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Operations and Commercial Oversight Committee operates pursuant to its respective charter, a copy of which is available on the Corporation's website at www.atlanticpower.com under "ABOUT US—Leadership—Board Committees." A copy of the Corporate Governance Guidelines is available on the Corporation's website at www.atlanticpower.com under "ABOUT US—Corporate Governance Guidelines." Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

Board Leadership Structure

              The Charter of the Board of Directors requires the Chair of the Board of Directors to be an independent director, as it was determined it would be beneficial to have an independent Chair whose sole responsibility is leading the Board of Directors, leaving the Chief Executive Officer's main focus on the Corporation's business goals and promoting both short-term and long-term growth. Mr. Gerstein, who is not standing for re-election at the Meeting, currently serves as the Chair of the Board of Directors. The Chair is expected to attend and chair meetings of the Board of Directors and Shareholders. The Chair ensures that the Board of Directors carries out its responsibilities effectively and the Board of Directors understands the boundaries between Board of Directors and management responsibilities. The Chair is also responsible for providing direction with respect to the dates and frequency of Board of Directors meetings and related committee meetings. The Chair liaises with the Chief Executive Officer to prepare Board of Directors meeting agendas. As announced by the Corporation in February 2019, Mr. Gerstein will retire from the Board of Directors following the Meeting. Mr. Gerstein will be succeeded as Chair of the Board by Kevin T. Howell, subject to Mr. Howell's re-election to the Board at the Meeting.

              Directors who qualify as "non-management" within the meaning of the NYSE rules meet on a regular basis in executive sessions without management participation and, at least once per year, an executive session is held with only independent directors present. The executive sessions are chaired by the Chair of the Board of Directors. In addition, the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Operations and Commercial Oversight Committee, all of which are comprised entirely of independent Directors, also perform oversight functions independent of management.

Board Mandate

              The mandate of the Board of Directors is included as Schedule "A" to this Information Circular and Proxy Statement.

Position Descriptions

              Position descriptions for the Chair of the Board of Directors, the Chair of the Audit Committee, the Chair of the Compensation Committee, the Chair of the Nominating and Corporate Governance Committee, the Chair of the Operations and Commercial Oversight

Committee and the Chief Executive Officer of the Corporation have been developed by the Corporation and are available on the Corporation's website.

Orientation and Continuing Education

              The Corporation, working with the Directors, will provide orientation opportunities for new Directors to familiarize them with the role of the Board of Directors, its committees, and its Directors, as well as the Corporation and its business. All new Directors will participate in an orientation program soon after the date on which a new Director first joins the Board of Directors. Other than Ms. Mottor, who joined the Board in January 2019, each of the Directors has visited power projects of the Corporation to obtain an understanding of the operations of the Corporation. In addition to operational orientation, management has scheduled periodic presentations for the Board of Directors to ensure they are aware of major business trends and industry practices as and when required.

Ethical Business Conduct

              The Board of Directors has adopted a written code of business conduct and ethics for the Corporation (the "Corporate Code"), which sets out basic principles to guide all Directors, officers and employees of the Corporation and its subsidiaries, and a written code of business conduct and ethics for the Chief Executive Officer and senior financial officers (the "Officer Code" and, together with the Corporate Code, the "Codes"), which sets out basic principles to guide the Chief Executive Officer and the senior financial officers of the Corporation.

              The issues the Corporate Code addresses include, among other things, the following:

  (a)
  compliance with laws, rules and regulations;

  (b)
  conflicts of interest;

  (c)
  confidentiality;

  (d)
  corporate opportunities;

  (e)
  protection and proper use of Atlantic Power Entity (as defined in the Corporate Code) assets;

  (f)
  competition and fair dealing;

  (g)
  gifts and entertainment; and

  (h)
  reporting of any illegal or unethical behavior.

              The issues the Officer Code addresses include, among other things, the following:

  (i)
  conflicts of interest;

  (j)
  full, fair, accurate, timely and understandable disclosure in reports and documents;

  (k)
  compliance with laws, rules and accounting standards;

  (l)
  reporting of violations of law or the Officer Code;

  (m)
  confidentiality;

  (n)
  sharing and maintenance of knowledge and skills; and

  (o)
  promotion of ethical behavior.

              To ensure the Directors exercise independent judgment in considering transactions, agreements or decisions in respect of which a Director or officer has declared a material personal interest (in accordance with relevant corporate law requirements), the Board of Directors follows a practice whereby any such individual must not cast a vote on any such matter.

              The senior officers of the Corporation and the Chair of the Audit Committee are responsible for monitoring compliance with the Corporate Code and the Officer Code, respectively, and are required to report to the Board of Directors or the Audit Committee, respectively, on any issues that have arisen under the applicable Code. Any waivers from the requirements in the Codes that are to be granted for the benefit of the Directors, managers or executive officers of the Corporation are to be granted by the Directors only (or a committee of the Board of Directors to whom that authority has been delegated) and will be promptly disclosed as required by law or stock exchange regulation.

              At least annually, the Board of Directors reviews the adequacy of the Codes.

              The Codes are available on the Corporation's website at www.atlanticpower.com under "ABOUT US—Codes of Conduct" and under the Corporation's profile on the System of Electronic Document Analysis and Retrieval ("SEDAR") at www.sedar.com. Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

              The Corporation's Whistleblower Policy is administered by the Chair of the Audit Committee. Any person may confidentially report complaints or concerns directly to the Chair of the Audit Committee. Confidentiality of complaints or concerns received by the Chair of the Audit Committee will be maintained to the fullest extent possible, consistent with the need to conduct an appropriate review.

Risk Oversight

              The Audit Committee receives and discusses a risk assessment update each quarter which is reviewed and discussed with management prior to the Audit Committee's recommendation to the Board of Directors to approve quarterly and annual financial disclosures. In addition, the Operations and Commercial Oversight Committee receives periodic operations reports about each of the Corporation's projects. The risk assessment update and operations reports are also made available to the Board of Directors in order to provide the opportunity for all Directors to inquire of management about any potential issues identified.

Assessments

              The charter of the Nominating and Corporate Governance Committee includes establishing and administering an annual assessment process relating to the performance of the Board of Directors as a whole, each committee of the Board of Directors and individual Directors, including the size and composition of the Board of Directors. The Audit, Compensation

and Operations and Commercial Oversight Committees also administer annual assessments to analyze the performance and effectiveness of each of those committees.

Director Term Limits

              Each Director holds office until the next annual meeting of the Shareholders or until his or her successor is elected or appointed. The Board of Directors does not impose term limits on its Directors as it does not believe that arbitrary limits on the number of consecutive terms a Director may serve or on the Directors' ages are appropriate in light of the substantial benefits resulting from a sustained focus on the Corporation's business, strategy and industry over a significant period of time, without assuring increased independence. Accordingly, the Board's assessment of independence is of prime importance to ensure that retention of experience does not result in a failure to retain a sufficient number of independent Directors. The Board of Directors relies on thorough Director assessment procedures for evaluating its members (including their independence), and uses rigorous identification and selection processes for new directors, having regard to a variety of factors. In addition, to be identified as independent, a Director must be determined to be independent both in character and in judgment and free from any relationships or circumstances which are likely to affect, or could appear to affect, their judgment. Particular scrutiny is applied in assessing the continued independence of Directors having served more than nine years, with attention to ensuring that their tenure has not in any way eroded their independence and that their allegiance remains clearly with shareholders.

              Through these processes, the Board of Directors believes that it is well-positioned to address any problems or deficiencies that may arise as well as evaluate independence of Directors in an appropriate manner without having to adopt mandated term limits.

Representation of Women on the Board and in Executive Officer Positions

              The Corporation supports the principle of diversity in its leadership, of which gender is an important aspect, but has not formally adopted a policy or targets regarding the representation of women on the Board of Directors or in its senior management, as it does not believe that quotas or strict rules necessarily result in the identification or selection of the best candidates. Instead, the identification and selection process takes into consideration a variety of factors, including differences of viewpoint, professional experience, education, skill, and other individual qualities and attributes, including race, gender and national origin, as well as the requirements of the Board of Directors and senior management at the time.

              With the addition of Ms. Mottor to the Board of Directors in January 2019, there is presently one woman on the Board of Directors.

              As of the date hereof, none of the Corporation's six executive officers are women.

Communications with the Board of Directors

              Shareholders and other interested parties who wish to communicate with the Chair of the Board of Directors or independent Directors as a group, may do so by writing to them at Name(s) of Director(s)/Independent Directors of Atlantic Power Corporation, c/o Corporate Secretary, Atlantic Power Corporation, 3 Allied Drive, Suite 155, Dedham, Massachusetts 02026.

MATTER 1: ELECTION OF DIRECTORS

              The number of Directors to be elected at the Meeting is five. The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted for the election, as Directors, of the proposed nominees whose names are set out below. If a Director is unable to stand for election, the persons named in the enclosed Form of Proxy reserve the right to vote for another nominee at their discretion. Each nominee elected as a Director will hold office until the next annual meeting of the Shareholders or until his or her successor is elected or appointed.

Majority Voting Policy

              The Board of Directors has adopted a majority voting policy. Under this policy, a Director in an uncontested election who receives more votes withheld than cast in favour of his or her election will be required promptly to tender his or her resignation to the Chair of the Board of Directors following the applicable meeting of the Corporation's Shareholders. The resignation will be effective when accepted by the Board of Directors. The Nominating and Corporate Governance Committee of the Board of Directors will consider whether or not to accept the offer of resignation and will recommend to the Board of Directors whether or not to accept the resignation. A Director who tenders his or her resignation pursuant to the majority voting policy is not permitted to participate in any meeting of the Board of Directors and/or Nominating and Corporate Governance Committee at which his or her resignation is to be considered. With the exception of special circumstances that would warrant the continued service of the applicable Director on the Board of Directors, the Nominating and Corporate Governance Committee expects that resignations will be recommended for acceptance and accepted by the Board of Directors. Within 90 days following the applicable meeting of the Shareholders, the Board of Directors will make a decision on the Nominating and Corporate Governance Committee's recommendation. The Board of Directors will promptly announce its decision (including, if applicable, the reasons for not accepting any resignation) via press release in accordance with applicable securities laws, rules and regulations.

Advance Notice Policy

              The Corporation has adopted an advance notice policy (the "Advance Notice Policy"), which requires advance notice to the Corporation in circumstances where nominations of persons for election to the Board of Directors are made by Shareholders other than pursuant to: (i) a proposal made in accordance with the British Columbia Business Corporations Act ("BCBCA"); or (ii) a requisition of the Shareholders made in accordance with the BCBCA. Among other things, the Advance Notice Policy fixes a deadline by which Shareholders must submit director nominations to the corporate secretary of the Corporation prior to any annual or special meeting of Shareholders and sets forth the specific information that a Shareholder must include in such notice for an effective nomination to occur. Pursuant to the Advance Notice Policy, no person will be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of the Advance Notice Policy.

              Pursuant to the Advance Notice Policy, in the case of an annual meeting of Shareholders, notice to the Corporation must be made not less than 30 nor more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made by the Corporation, notice may be made not later than the close of business on the 10th day following such public announcement. In the case of a special meeting of Shareholders (which is not also an annual meeting), notice to the Corporation must be made not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting was made.

Information Regarding Director Nominees

              The following table sets forth the names of, and certain information for, the individuals proposed to be nominated for election as Directors. The five nominees all currently serve on the Board of Directors. Biographies for each nominee, which include a summary of each nominee's age, positions with the Corporation, principal occupation and employment within the five preceding years, are set out below.

Name and Province/State of Residence	Age	Position	Principal Occupation	Date Appointed as a Director
R. FOSTER DUNCAN(1)(2) Louisiana, U.S.A.	65	Director	Operating Partner, Bernhard Capital Partners and Senior Advisor, EHS Partners	June 29, 2010
KEVIN T. HOWELL(1)(3) Texas, U.S.A.	61	Director	Corporate Director	December 23, 2014
DANIELLE S. MOTTOR Massachusetts, U.S.A.	52	Director	Senior Vice President, Concentric Energy Advisors	January 23, 2019
GILBERT S. PALTER(4) Ontario, Canada	53	Director	Managing Partner and Chief Investment Officer, EdgeStone Capital Partners	June 23, 2015
JAMES J. MOORE, JR. Massachusetts, U.S.A.	61	Director, President and Chief Executive Officer	President and Chief Executive Officer of the Corporation	January 26, 2015

(1)
The Board of Directors has determined that each of Messrs. Duncan, Howell, and Palter and Ms. Mottor is an independent Director. Each independent Director is also a member of each of the committees of the Board of Directors (Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Operations and Commercial Oversight Committee).

(2)
Chair of the Audit Committee.

(3)
Chair of the Compensation Committee and pending re-election, will succeed Mr. Gerstein as Chair of the Board of Directors.

(4)
Chair of the Operations and Commercial Oversight Committee.

Nominees for Director

              R. Foster Duncan:    Mr. Duncan has been a Director of the Corporation since June 2010. He has more than 30 years of senior corporate, investment banking, and private equity experience. Mr. Duncan is an Operating Partner of Bernhard Capital Partners, an energy services focused private equity firm that targets businesses providing critical services to the energy sector, throughout the midstream, downstream and power verticals, and serves as a Senior Advisor to EHS Partners in New York, a management consulting firm focused on improving operational effectiveness, earnings, and growth. Previously, Mr. Duncan was a Member of MFB Energy Partners, LLC and was a Managing Director at Advantage Capital Partners with senior management responsibility for the firm's energy portfolio and energy initiatives. From 2005 through 2009, Mr. Duncan was managing member of KD Capital L.L.C., an affiliate of Kohlberg Kravis Roberts & Co. ("KKR") which he and KKR formed. Mr. Duncan was located in KKR's offices and worked exclusively with KKR and its portfolio companies in connection with creating value and investing in the energy, utility, natural resources, and infrastructure sectors. Previously, Mr. Duncan was Executive Vice President and Chief Financial Officer of Cinergy Corp., Chairman of Cinergy's Investment Committee and Chief Executive Officer and President of Cinergy's Commercial Business Unit. Mr. Duncan is active with the Edison Electric Institute, including as a past member of the Wall Street Advisory Group and a past Chairman of the Finance Executive Advisory Committee. He has also held senior management positions at LG&E Energy Corp., Freeport-McMoRan Copper & Gold and Howard Weil, a premier energy investment banking boutique. From 2009 to 2014, Mr. Duncan served as a director of Xtreme Power, LLC, a small, privately held company, which filed for Chapter 11 bankruptcy protection in 2013 and was sold to Younicos AG in April 2014. From February 2006 to 2013, Mr. Duncan also served as a director of Essential Power, LLC, a portfolio company of Industry Funds Management (US), LLC. Mr. Duncan also serves on the Advisory Council of Greentech Capital Advisors in New York and from March 2017 to March 2018 served as Chair of the Board of Directors of Charah, Inc. in Louisville, Kentucky. Mr. Duncan is active in a number of civic organizations, including serving on the Board of Directors of the Eye, Ear, Nose and Throat Hospital Foundation in New Orleans, the Nature Conservancy of Louisiana, and the National Advisory Board of the University of Virginia Jefferson Scholars Program. He is Co-Chairman of the Jeffersonian Grounds Initiative, which supports the preservation of the Rotunda and historic Grounds. He graduated with Distinction from the University of Virginia and later received his Masters of Business Administration degree from the A. B. Freeman Graduate School of Business at Tulane University. Mr. Duncan's extensive experience in energy services, as well as his extensive financial background, make him highly qualified to serve on our Board of Directors.

              Kevin T. Howell:    Mr. Howell has been a Director of the Corporation since December 2014. He is a retired executive with more than 35 years of industry experience and is an accomplished power and natural gas executive with extensive commercial leadership at the executive levels of affiliates of Duke Energy, Dominion Resources, NRG Energy Inc. ("NRG Energy") and Dynegy Inc. ("Dynegy"). Mr. Howell served as Executive Vice President and Regional President of Texas of NRG Energy, a large energy company that owns and operates a diverse portfolio of power-generating facilities, primarily in the United States, from March 2008 until his retirement in August 2010. In July 2011, he joined Dynegy as Executive Vice President and Chief Operating Officer, where he ran commercial and plant operations as well as environmental health and safety. In November 2011, when Mr. Howell was acting in this capacity, two Dynegy subsidiaries filed for bankruptcy protection. In 2011 and 2012, Mr. Howell was involved in significant restructuring activities at Dynegy, and was named as a defendant in a shareholder class action lawsuit in connection with that restructuring process. He was also named as a defendant in three other matters brought by other participants in the restructuring, which reached settlement in June 2012. Mr. Howell retired from Dynegy in January 2013 after a successful restructuring that brought the company out of bankruptcy with a relisting on the NYSE. In April 2014, the shareholder class action lawsuit in which Mr. Howell was a named defendant was dismissed with prejudice. Mr. Howell previously served as the Chairman of the Board of Directors of Illinois Power Generating Company, an affiliate of Dynegy. Mr. Howell has previously served as a director on the board of Entrust Energy, a privately-held energy retailer, and Nanosolar Inc., a thin film solar manufacturer. Since April 2017, Mr. Howell has served as a director on the board of Homer City Holdings, LLC and Chair of that board's Risk Oversight Committee and a member of that board's Audit Committee. In April 2018, Mr. Howell joined the board and began serving as Chair of the Risk Oversight Committee of TexGen Power LLC, a privately held fleet of gas power plants located in Texas, following its emergence from bankruptcy proceedings initiated by its previous owner, Exelon (when it was known as ExGen Texas Power LLC). Mr. Howell's extensive experience in commercial and plant operations management, as well as his expertise in the electric power sector, make him a valued advisor and highly qualified to serve as a member of our Board of Directors and as Chair of our Operations and Commercial Oversight Committee.

              Danielle S. Mottor:    Ms. Mottor has been a director of the Corporation since January 2019. She has nearly 30 years of experience in the wholesale and retail electricity markets, power generation, and energy consulting fields. Ms. Mottor is presently a Senior Vice President of Concentric Energy Advisors ("Concentric"), a consulting firm focused on the North American energy industry. Her tenure at Concentric dates from 2005. Prior to joining Concentric, she was a Principal Analyst at ISO New England. Before joining ISO New England, she worked as an advisor to Concentric. She also held management roles at Navigant Consulting and XENERGY, Inc. Earlier in her career, she was a production engineer at New England Power Company. Ms. Mottor earned a Master of Business Administration magna cum laude from Bentley College and a Bachelor of Science in Mechanical Engineering from the University of Massachusetts at Amherst. She holds an Engineer-in-Training (EIT) Certification and is a member of the Massachusetts Restructuring Roundtable.

              Gilbert S. Palter:    Mr. Palter has been a Director of the Corporation since June 2015. He co-founded EdgeStone Capital Partners in 1999, has served as its Chief Investment Officer & Managing Partner since 1999, and has grown EdgeStone to be one of Canada's leading independent private capital managers, with in excess of $2 billion of capital commitments for its private equity, mezzanine debt, and venture capital funds. Mr. Palter attended Harvard Business School on a Frank Knox Memorial Fellowship, where he graduated as a Baker Scholar and winner of the John L. Loeb Fellowship in Finance, and he was the Gold Medalist in his graduating class at the University of Toronto, where he attended on the J.W. Billes Scholarship, earning a Bachelor of Science degree in computer science and economics. He was a 2003 recipient of "Canada's Top 40 Under 40" award, and was a recipient of the Ernst & Young Entrepreneur Of The Year® Award 2006. Mr. Palter has served as Chairman and as director on more than 25 public and private company boards, and is actively involved in a variety of community and philanthropic organizations. Mr. Palter's extensive financial experience, as well as his presence on numerous company Boards, make him a valued advisor and highly qualified to serve as a member of our Board of Directors.

              James J. Moore, Jr.:    Mr. Moore has been our President and Chief Executive Officer and a Director of the Corporation since January 2015. Mr. Moore has more than 30 years of experience in the energy industry, including building two other independent power businesses and serving as Chief Executive Officer at both. Prior to joining the Corporation, he was the Chairman of Energy and Power at Diamond Castle Holdings LLC ("DCH"), a $1.8 billion private equity firm in New York City, where he served as a director on the board of a solar portfolio company and as Chairman of the Board of a directional drilling services portfolio company. Prior to joining DCH in 2008, he served as President and Chief Executive Officer of Catamount Energy Corporation ("Catamount"). After joining Catamount in 2001, Mr. Moore's new strategy helped transform a small Vermont energy company into a wind-focused growth company, leading to the sale of the company to DCH in 2005 and later to Duke Energy in 2008. Prior to his tenure at Catamount, he served as Chief Executive Officer of American National Power from 1994 to 2001. Mr. Moore previously served on the boards of Comverge, Inc. in 2012, Green Mountain College from 2008 to 2011 and International Power PLC from 2000 to 2001. He earned a Bachelor of Arts degree from the College of the Holy Cross and a Juris Doctor degree from the University of Houston. Mr. Moore's extensive experience in the energy industry, as well as his in-depth knowledge of the Corporation through his position as President and Chief Executive Officer, make him highly qualified to serve as a member of our Board of Directors.

The Board of Directors recommends a vote FOR each of the five nominees discussed above and listed on the Form of Proxy.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

              The following table sets forth the names, ages and positions of the executive officers of the Corporation other than Mr. Moore, who is a Director of the Corporation.

Name	Age	Position	Date Appointed as Officer
Terrence Ronan	59	Executive Vice President—Chief Financial Officer and Principal Financial and Accounting Officer	August 20, 2012
Joseph E. Cofelice	61	Executive Vice President—Commercial Development	September 16, 2015
Jeffrey S. Levy	51	Senior Vice President—General Counsel and Corporate Secretary	November 7, 2017
Philip D. Rorabaugh	58	Senior Vice President—Operations	November 7, 2017
James P. D'Angelo	48	Senior Vice President—Chief Administrative Officer	November 7, 2017

              Terrence Ronan:    Mr. Ronan joined Atlantic Power in August 2012 as Executive Vice President—Chief Financial Officer. He is the Corporation's Principal Financial and Accounting Officer and has primary responsibility for all finance-related functions, as well as a central role in the development and execution of the Corporation's operational and strategic initiatives. Mr. Ronan is a financial professional with more than 25 years of management and capital-raising experience. From April 2011 through August 2012, Mr. Ronan served as Managing Director—Finance and Assistant Treasurer at Plains All American Pipeline, L.P., a publicly traded master limited partnership engaged in the transportation, storage, terminalling and marketing of crude oil, refined products, liquefied petroleum gas (LPG) and other natural gas related products. Prior to that, Mr. Ronan served as President and Chief Executive Officer of SemGroup, L.P. ("SemGroup"), where he oversaw the operations of the privately held partnership engaged in the transportation, storage, terminalling and marketing of crude oil, LPG and natural gas. Appointed on the eve of SemGroup's bankruptcy filing in the United States and Canada in 2008, he led the company through its reorganization until it emerged from bankruptcy in November 2009. From 2006 through March 2008, Mr. Ronan served as Managing Director at Merrill Lynch Capital, where he co-founded the start-up Energy Finance practice, in which he was responsible for origination activities in the midstream and Exploration and Production ("E&P") sectors. Mr. Ronan also spent 14 years at Bank of America and predecessors Fleet Boston and BankBoston, culminating in his role as Managing Director where he focused on financing industry-leading E&P, midstream and refining and marketing companies. Mr. Ronan graduated with a Bachelor of Science degree from Bates College and later received a Masters of Business Administration degree from the University of Michigan Ross School of Business. He also served in the U.S. Navy from 1981 to 2007, active and reserve components, retiring after 26 years with the rank of Captain.

              Joseph E. Cofelice:    Mr. Cofelice joined Atlantic Power as Executive Vice President—Commercial Development in September 2015 from General Compression, Inc., a compressed air energy storage technology company, where he had been Chief Executive Officer and served as a member of its Board of Directors since December 2012. From 2010 to April 2013, Mr. Cofelice served as Chief Executive Officer and a member of the Board of Westerly Wind LLC, a provider of project development capital to the wind industry. Mr. Cofelice served as the Chairman of the Board of Westerly Wind LLC from April 2013 through September 2015. From

December 2012 to April 2013, Mr. Cofelice served as Chief Executive Officer of both General Compression, Inc. and Westerly Wind LLC concurrently. Both General Compression and Westerly Wind were part of US Renewables Group's portfolio of investments. From 2002 to 2008, Mr. Cofelice was the President of Catamount Energy Corporation. Prior to his tenure at Catamount, he served in a number of management roles at American National Power from 1987 to 2002, including serving as Chief Executive Officer. Mr. Cofelice has more than 30 years of experience in the energy industry. Mr. Cofelice graduated with a Bachelor of Science degree in Business Administration from Northeastern University.

              Jeffrey S. Levy:    Mr. Levy joined Atlantic Power in March 2012. He is currently Senior Vice President—General Counsel and Corporate Secretary, with responsibility for managing all of the Corporation's legal affairs. Prior to joining Atlantic Power, Mr. Levy was Legal Vice President at First Wind, LLC from 2008 to 2012, serving as lead attorney for all project development, construction and financings as well as acquisitions and joint ventures. From 2005 to 2008, Mr. Levy served as in-house counsel at Ameresco, Inc. Before working as in-house counsel, Mr. Levy was an attorney at major law firms in Boston, where he focused on mergers and acquisitions, debt and equity financings, and corporate matters. Mr. Levy earned a Bachelor of Science degree from Worcester Polytechnic Institute and a Juris Doctor degree from Suffolk University Law School. Mr. Levy is also a registered professional civil engineer.

              Philip D. Rorabaugh:    Mr. Rorabaugh joined Atlantic Power in July 2013. He is currently Senior Vice President—Operations and is responsible for the operations and asset management of all of the Corporation's assets. Previously he served as Senior Vice President—Asset Management. Prior to joining Atlantic Power, Mr. Rorabaugh spent more than 20 years in the independent power industry, holding positions of increasing responsibility in power plant operations and asset management, starting as a plant manager. These positions included Senior Vice President of Asset Management for Calpine, with P&L responsibility for more than 90 power plants in North America, and Chief Operating Officer at InterGen, with responsibility for an international portfolio of power projects. Prior to entering the independent power industry, Mr. Rorabaugh served in the U.S. Navy as a Gas Turbine Technician and Engineering Officer of the Watch. He has a Masters of Business Administration degree from Boston University.

              James P. D'Angelo:    Mr. D'Angelo is Chief Administrative Officer of Atlantic Power, with responsibility for key corporate functions including Human Resources, Information Technology, Environmental, Health and Safety, Corporate Insurance, and Facilities. Prior to joining Atlantic Power in September 2012, Mr. D'Angelo spent more than 20 years in the energy industry, holding positions of increasing responsibility. These positions include Vice President of Human Resources for FloDesign Wind Turbine, GreatPoint Energy and Trigen. Prior to that, Mr. D'Angelo was the Director, Human Resources at Calpine with responsibility for all Human Resource related functions for more than 80 plant locations and 3,000 employees. Mr. D'Angelo holds a Bachelor of Arts degree in Political Science from Bridgewater State College and a Masters of Business Administration degree from Suffolk University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

              The following table sets forth information regarding the beneficial ownership of Common Shares of the Corporation according to the most recent filings available as of April     , 2019 (determined pursuant to Rule 13d-3 under the Exchange Act) with respect to:

  •
  each person (including any "group" of persons as that term is used in Section 13(d)(3) of the Exchange Act) who is known to the Corporation to be the beneficial owner of more than 5% of the outstanding Common Shares;

  •
  each of the Directors of the Corporation;

  •
  each of the named executive officers of the Corporation; and

  •
  all of the Directors and the current executive officers of the Corporation as a group.

              Unless otherwise indicated in the footnotes to the following table, the address of each beneficial owner listed in the following table is c/o Atlantic Power Corporation, 3 Allied Drive, Suite 155, Dedham, Massachusetts 02026.

              Except as otherwise indicated in the footnotes to the following table, the Corporation believes, based on the information provided to it, that the persons named in the following table have sole voting and investment power with respect to the shares they beneficially own, subject to applicable community property laws.

Name of beneficial owner	Number of Common Shares beneficially owned	Percentage of Common Shares beneficially owned(1)	Deferred Share Units owned(2)
Morgan Stanley(3)	9,933,769	9.1%	—
Mangrove Partners(4)	7,884,227	7.2%	—
BlackRock, Inc.(5)	6,733,051	6.1%	—
Neuberger Berman Group LLC(6)	6,495,915	5.9%	—
JPMorgan Chase & Co.(7)	5,774,425	5.3%	—
Directors and named executive officers
Irving R. Gerstein(8)	431,200	*	157,110
R. Foster Duncan	15,105	*	185,756
Kevin T. Howell	140,200	*	115,009
Danielle S. Mottor	—	—	8,909
Gilbert S. Palter(9)	662,281	*	100,831
James J. Moore, Jr.(10)	890,174	*	—
Terrence Ronan(10)	431,635	*	—
Joseph E. Cofelice(10)	734,397	*	—
Jeffrey S. Levy(10)	133,720	*	—
Philip D. Rorabaugh(10)	171,064	*	—
All Directors and current executive officers as a group (11 persons)(11)	3,733,185	3.4%	567,615

*
Less than 1%

(1)
The applicable percentage ownership is based on             Common Shares issued and outstanding as of April     , 2019.

(2)
Deferred share units ("DSUs") owned by Directors are excluded from the calculation of common shares beneficially owned.

(3)
Based on Schedule 13G/A filed on February 12, 2019 (the "Morgan Stanley 13G/A") with the SEC by Morgan Stanley and Morgan Stanley Capital Services LLC. According to the Morgan Stanley 13G/A, Morgan Stanley has beneficial ownership of 9,933,769 Common Shares, shared voting power with respect to 9,831,300 Common Shares and shared power to dispose of or direct disposition of 9,933,769 Common Shares. Morgan Stanley Capital Services LLC has beneficial ownership, shared voting power and shared power to dispose of or direct disposition of 9,356,887 Common Shares. The address of each Morgan Stanley entity is 1585 Broadway, New York, New York 10036.

(4)
Based on Schedule 13D/A filed on March 13, 2019 (the "Mangrove Schedule 13D/A") with the SEC by The Mangrove Partners Master Fund, Ltd. ("Mangrove Master Fund"), The Mangrove Partners Fund, L.P. ("Mangrove Fund"), Mangrove Partners Fund (Cayman), Ltd. ("Mangrove Fund Cayman"), The Mangrove Partners Fund (Cayman Drawdown), L.P. ("Mangrove Fund Cayman Drawdown"), The Mangrove Partners Fund (Cayman Partnership), L.P. ("Mangrove Fund Cayman Partnership"), Mangrove Partners, Mangrove Capital, Mangrove Capital II, Inc., and Nathaniel August (each of the foregoing, collectively, "Mangrove"), with respect to 7,884,227 Common Shares directly owned by Mangrove Master Fund. Mangrove Fund, Mangrove Fund Cayman, Mangrove Fund Cayman Drawdown and Mangrove Fund Cayman Partnership are significant shareholders of Mangrove Master Fund. Mangrove Partners is the investment manager of each of Mangrove Master Fund, Mangrove Fund, Mangrove Fund Cayman, Mangrove Fund Cayman Drawdown and Mangrove Fund Cayman Partnership. Mangrove Capital is the general partner of each of Mangrove Fund Cayman Drawdown and Mangrove Fund Cayman Partnership. Mangrove Capital II is the general partner of Mangrove Fund. Mr. August is the Director of each of Mangrove Partners, Mangrove Capital and Mangrove Capital II, and is the controlling person of each of Mangrove Partners and Mangrove Capital. By virtue of these relationships, each of Mangrove Fund, Mangrove Fund Cayman, Mangrove Fund Cayman Drawdown, Mangrove Fund Cayman Partnership, Mangrove Partners, Mangrove Capital, Mangrove Capital II and Mr. August may be deemed to beneficially own the 7,884,227 Common Shares directly owned by Mangrove Master Fund. According to the Mangrove Schedule 13D/A, (i) Mangrove Master Fund directly owns 7,884,227 Common Shares, (ii) Mangrove Fund beneficially owns 7,884,227 Common Shares, (iii) Mangrove Fund Cayman beneficially owns 7,884,227 Common Shares, (iv) Mangrove Fund Cayman Drawdown beneficially owns 7,884,227 Common Shares, (v) Mangrove Fund Cayman Partnership beneficially owns 7,884,227 Common Shares, (vi) Mangrove Partners beneficially owns 7,884,227 Common Shares, (vii) Mangrove Capital beneficially owns 7,884,227 Common Shares, (viii) Mangrove Capital II beneficially owns 7,884,227 Common Shares, and (ix) Mr. August beneficially owns 7,884,227 Common Shares. Each of the above has shared voting and investment power over Common Shares beneficially owned by it. In addition, according to the Mangrove Schedule 13D/A, Mangrove Master Fund has entered into a series of cash-settled total return swap agreements with Morgan Stanley Capital Services LLC and Barclays Bank PLC that establish economic exposure to an aggregate of 7,085,989 notional shares. The swaps provide Mangrove Master Fund with economic exposure comparable to ownership but do not provide it with the power to vote or direct the voting of or to dispose or direct the disposition of the related shares. The address of Mangrove Fund, Mangrove Partners, Mangrove Capital, Mangrove Capital II and Mr. August is 645 Madison Avenue, 14th Floor, New York, New York 10022. The address of Mangrove Master Fund, Mangrove Fund Cayman, Mangrove Fund Cayman Drawdown and Mangrove Fund Cayman

  Partnership is c/o Maples Corporate Services, Ltd., P.O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands KY1-1104.

(5)
Based on Schedule 13G/A filed on February 11, 2019 (the "BlackRock 13G/A") with the SEC by BlackRock Inc. ("BlackRock") with respect to beneficial ownership of 6,733,051 Common Shares, of which (i) BlackRock International Limited, (ii) BlackRock Advisors, LLC, (iii) BlackRock Investment Management (UK) Limited, (iv) BlackRock Asset Management Canada Limited, (v) BlackRock Fund Advisors, (vi) BlackRock Institutional Trust Company, National Association, (vii) BlackRock Financial Management, Inc., (viii) BlackRock Japan Co., Ltd., and (ix) BlackRock Investment Management, LLC, all of which are wholly-owned subsidiaries of BlackRock, are the beneficial owners of 6,733,051 Common Shares. According to the BlackRock 13G/A, BlackRock has sole voting power with respect to 6,378,168 Common Shares, and sole power to dispose of or to direct disposition of 6,733,051 Common Shares. The address of each BlackRock entity is 55 East 52nd Street, New York, New York 10055.

(6)
Based on Schedule 13G/A filed on February 13, 2019 (the "Neuberger Berman 13G/A") with the SEC by Neuberger Berman Group LLC and Neuberger Berman Investment Advisors LLC (collectively, "Neuberger Berman") with respect to beneficial ownership of 6,495,915 Common Shares. According to the Neuberger Berman 13G/A, Neuberger Berman has shared voting power with respect to 5,117,537 Common Shares and shared power to dispose of or to direct disposition of 6,495,915 Common Shares. The address of each Neuberger Berman entity is 1290 Avenue of the Americas, New York, New York 10104.

(7)
Based on Schedule 13G/A filed on January 16, 2019 (the "JPMorgan 13G/A") with the SEC by JPMorgan Chase & Co. ("JPMorgan") with respect to beneficial ownership of 5,774,425 Common Shares. According to the JPMorgan 13G/A, JPMorgan has sole voting power with respect to 5,231,550 Common Shares and sole power to dispose of or to direct disposition of 5,504,825 Common Shares. The address of JPMorgan is 270 Park Avenue, New York, New York 10017.

(8)
Irving R. Gerstein will not stand for re-election at the Meeting.

(9)
In addition to the Common Shares owned by Mr. Palter as shown in the table, Mr. Palter also owns 2,000 shares of the 7.0% Cumulative Rate Reset Preferred Shares, Series 2 and 14,000 shares of the Cumulative Floating Rate Preferred Shares, Series 3. The preferred shares are issued by Atlantic Power Preferred Equity, Ltd., an indirect wholly-owned subsidiary of Atlantic Power, and are non-voting.

(10)
Common Shares beneficially owned exclude 269,952 unvested notional shares held under the Transition Equity Grant Participation Agreement and 628,616 unvested notional shares granted under the long-term incentive plan ("LTIP") for James J. Moore, Jr., President and Chief Executive Officer, 330,149 unvested notional shares granted under the LTIP for Terrence Ronan, Executive Vice President—Chief Financial Officer, 332,950 unvested notional shares granted under the LTIP for Joseph E. Cofelice, Executive Vice President—Commercial Development, 226,978 unvested notional shares granted under the LTIP for Jeffrey S. Levy, Senior Vice President—General Counsel and Corporate Secretary and 206,343 unvested notional shares granted under the LTIP for Philip D. Rorabaugh, Senior Vice President—Operations.

(11)
The 11 persons include the six Directors, the five named executive officers and James P. D'Angelo, Senior Vice President—Chief Administrative Officer and an executive officer of the Corporation.

MATTER 2: NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

              We have designed our compensation programs to keep management and Shareholders in alignment as to long-term goals as well as to attract, retain and focus our team on delivering value to Shareholders as more fully discussed in the CD&A beginning on page 27.

              We urge you to read the CD&A, as well as the Summary Compensation Table and related compensation tables and accompanying narrative, which provide detailed information on our compensation philosophy, policies and practices and the compensation of our named executive officers.

              As required by Section 14A of the Exchange Act, the Corporation is seeking an advisory (non-binding) vote on the compensation paid to the Corporation's named executive officers, as disclosed in this Information Circular and Proxy Statement pursuant to Item 402 of Regulation S-K, including the CD&A, compensation tables and narrative discussion. As previously disclosed by the Corporation, the Board of Directors has determined that it will hold an advisory vote on executive compensation on an annual basis, and the next such advisory vote (following this current advisory vote) will occur at the 2020 annual meeting of Shareholders.

              This vote, commonly known as a Say-on-Pay proposal, gives Shareholders the opportunity to express their views on the compensation of the Corporation's named executive officers. This vote is not intended to address any specific item of compensation, but the overall compensation of the named executive officers and the principles, policies and practices described in this Information Circular and Proxy Statement. As this is an advisory vote, the result will not be binding on the Corporation, the Board of Directors or the Compensation Committee. However, the Board of Directors and the Compensation Committee value the opinions of Shareholders and intend to take into account the results of the vote when considering future compensation decisions for the named executive officers.

Vote Required

              Approval of the resolution approving, on a non-binding advisory basis, the compensation of the Corporation's named executive officers requires the affirmative vote of a majority of the votes cast at the Meeting. The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted in favour of a resolution to approve, on a non-binding advisory basis, the compensation of the Corporation's named executive officers. The Board of Directors recommends that Shareholders vote in favour of the following resolution:

              RESOLVED, that the Corporation's Shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Corporation's Information Circular and Proxy Statement for the 2019 Annual and Special Meeting of Shareholders pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

The Board of Directors, upon recommendation of the Compensation Committee, recommends a vote FOR approval, on a non-binding advisory basis, of the compensation paid to our named executive officers, as disclosed in this Information Circular and Proxy Statement.

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

Executive Summary

              We believe that our executive compensation program is designed to attract and retain executives who can effectively lead the Corporation with a long-term focus. Specifically, our compensation programs emphasize a pay-for-performance philosophy using a mix of both quantitative and qualitative performance measures that are designed to deliver long-term value to our Shareholders. Although some might prefer a more formulaic approach to compensation, we strongly believe that strictly mechanical calculations may have unintended results and are not ideal for our company and our focus on long-term value creation per share.

              Shareholder alignment is rightly a major focus of investors, including in the compensation arena. There are many criteria used to look at alignment. We believe the best way of aligning with our Shareholders is to be a Shareholder. To further strengthen alignment with Shareholders, in 2017 our Board of Directors made significant changes to the stock ownership policy for directors and management, increasing the required stock ownership levels and expanding the number of executives covered by the policy. We discuss these changes on pages 33-34 of this Information Circular and Proxy Statement.

              Four of our five named executive officers have made market purchases of Atlantic Power shares since the current management team arrived four years ago, and all have significant ownership of Atlantic Power shares. This philosophy extends to our Board of Directors as well. Three of the currently serving independent Directors have purchased shares during this period. Since Mr. Moore joined the Corporation as Chief Executive Officer in January 2015, insiders as a group have purchased more than 2.1 million shares for an investment of nearly $5.0 million.

Key Compensation Drivers in 2018

              Overall, we believe that 2018 was a successful year for the Corporation on many fronts, as demonstrated by the key accomplishments listed under the heading "Review of 2018 Achievements" below. We had excellent operating performance at our plants, we continued to de-risk our financial position, and we increased our discretionary cash flow in order to allocate our capital in ways that increase intrinsic value per share.

              During 2018, we further paid down debt by approximately $100 million from operating cash flow, lowered our interest costs by approximately $31 million, reshaped our debt maturity profile and maintained our overhead costs at significantly reduced levels (when compared with five years ago). We believe that by continuing to take these actions, we are now in a stronger position to withstand the extended downturn that is taking place in the power sector, which has made it challenging to renew expiring Power Purchase Agreements ("PPAs"). As a result of several PPA expirations in late 2017 and early 2018, our Project Adjusted EBITDA declined significantly from the 2017 level, as expected. (Project Adjusted EBITDA is a non-GAAP measure; see page 59 of the Corporation's 2018 Annual Report on Form 10-K for a reconciliation to its nearest GAAP measure.) Operating cash flow also declined from the 2017 level, but benefited from significantly lower interest payments as a result of continued debt reduction. Results for both Project Adjusted EBITDA and operating cash flow exceeded our budget as well as the expectations we communicated to our investors, and operating cash flow also exceeded the targets established under our short-term incentive plan ("STIP") and long-term incentive plan ("LTIP"), respectively. We maintained our corporate overhead costs at a stable level, significantly lower than five years ago, and we have implemented various initiatives to control our operating costs while seeking to ensure high levels of plant operating performance and availability. As a result, we achieved operating and overhead cost levels that were better than the cost target established under the STIP. In addition, our plant performance exceeded the operations target established under the STIP.

              The work we have done on the cost side and in strengthening our balance sheet has allowed us to pursue external growth, with our efforts currently focused on industrial customers and evaluation of potential acquisitions of out-of-favour generating assets. In 2018, we completed our first external acquisition in more than five years, and we agreed to another acquisition that will close in 2019. We expect that these acquisitions, which are of operating plants under long-dated PPAs, will add to our capacity, extend our average remaining contract life and strengthen longer-term cash flows. The total investment is nearly $26 million, of which approximately $10 million will be funded in 2019. We view the returns on these acquisitions as better than those generally available in the power sector. In addition, we allocated nearly $25 million to repurchasing common and preferred shares at attractive implied returns. Both the external acquisitions and the share repurchases were accomplished using internally generated funds. Notwithstanding a decline in operating cash flow in 2018, we were able to improve the amount of cash available for discretionary purposes. Even after a significant use of cash for capital allocation, we had strong liquidity at year-end 2018 of approximately $191 million, which was only slightly lower than the year-end 2017 level. We view the progress that we made in 2018 in focusing our internal teams on growth and effective capital allocation, particularly after a multi-year focus on business restructuring, as critical in driving shareholder value for the long term. This progress was considered by the Compensation Committee in its evaluation of performance relative to the strategic and growth components of the STIP and the strategic component of the LTIP.

Review of 2018 Achievements

              The Corporation's key accomplishments in 2018 were as follows:

Safety

•
Environmental, health and safety performance.  Safety remains our highest priority. We believe that our commitment to a culture of excellence and continual improvement is the linchpin of our safety efforts. We had one lost-time incident in 2018, the same number as in 2017, and our lost-time incident rate was 0.41, significantly better than the industry average. In 2018, eight of the 14 plants that we operate completed at least five years of operation without a lost-time incident. We had four recordable injuries in 2018 as compared to three in 2017, but fortunately all were relatively minor. We received no environmental notices of violation in 2018, nor did we receive any from either the Federal Energy Regulatory Commission ("FERC") or the North American Electric Reliability Council ("NERC"). Our Kenilworth plant received a Governor's Safety Award for the prevention of occupational injuries from the New Jersey Division of Public Safety.

Culture

•
Servant leadership.  We continued to promote a culture of servant leadership throughout the organization, emphasizing the need for leaders to act with respect, integrity and honesty. Servant leaders seek to be good listeners, to be humble and to lead by example. We place very high importance on this effort, as we believe a strong culture is the bedrock of building long-term sustainable value. In 2018, we continued to roll out training to the plant level.

Operational

•
Improved plant availability.  Our plants had an availability factor of 96.5%, a strong performance that was significantly improved from the 90.3% recorded in 2017. During 2018, we had fewer planned and unplanned outages than in 2017, which was the primary driver of improved availability.

•
Continued focus on operating costs.  As part of our ongoing effort to control operating costs while improving the operating performance of our plants, we rolled out Predictive Analytic maintenance software (PRiSM) at three additional plants this year and now have PRiSM installed at six of our plants. During 2018, this system allowed us to avoid potential maintenance issues that could have hurt reliability or increased costs, by providing us an early alert on ten different occasions. We completed an external benchmarking of the thermal plants that we operate and have begun implementing some of the recommendations, with a focus on maintenance outage frequency and standardization. Our operations team continues to look for ways to improve the reliability and efficiency of our plants while ensuring the effectiveness of our maintenance and capital expenditures.

•
Asset management.  We recommissioned our Tunis plant under a new PPA, which involved seven major upgrades to the plant, which had not been in operation since 2014. We also returned our Nipigon plant to operation under a revised PPA and began the planning for several upgrades of systems and components at this plant that will occur in 2019. We made modifications to the fuel handling system at our Piedmont plant to allow more urban wood waste, reducing our fuel costs. We made significant progress in preparing to decommission our three plants in San Diego, and realized $1.7 million of salvage proceeds that will partially offset our expected cash outlay.

Commercial

•
PPA extension for our Kenilworth plant.   During 2018, we executed two successive one-year extensions of our PPA with Merck, the customer at our Kenilworth plant, to September 2020. We continue to engage with them on short-term and long-term options for their power supply needs.

•
Acquisition of remaining interest in Koma Kulshan plant.  In July 2018, we closed the acquisition of our partners' interests in the 13 megawatt Koma Kulshan hydro facility. This was our first external acquisition following a three-year business restructuring process. We also bought out the operation and maintenance ("O&M") and management contracts from our partner. As a result, we increased our ownership from 50% to 100% and gained operating control of a hydro project with a PPA that runs to 2037 and, we believe, has economic life beyond the PPA term.

•
Agreement to acquire two contracted biomass plants.  In September 2018, we agreed to acquire two biomass plants in South Carolina from EDF Renewables. The plants, which each have a capacity of 20 megawatts, have been in operation since 2013 and are under PPAs that run to 2043. Closing of the acquisition is expected in the third or fourth quarter of 2019. The long remaining term of the PPAs provides a stable base of cash flows, and we see upside potential from executing on optimization initiatives to deliver targeted operational and financial results.

Financial

•
Achieved results in line with or better than guidance.  Cash provided by operating activities (a GAAP measure) was $137.5 million. Excluding a net working capital benefit, cash flow was approximately $116 million, which exceeded our estimated range of $95 million to $110 million. Project Adjusted EBITDA was $185.1 million, which was at the high end of our guidance range of $170 million to $185 million. (Project Adjusted EBITDA is a non-GAAP measure; see page 59 of the Corporation's 2018 Annual Report on Form 10-K for a reconciliation to its nearest GAAP measure.)

•
Continued to significantly reduce debt.  We repaid $100.3 million of term loan and project debt in 2018 from operating cash flow, representing an approximate 12% reduction in debt from the year-end 2017 level. Since year-end 2013, we have reduced consolidated debt by approximately $1.1 billion or approximately 60%.

•
Reduced the cost of our credit facilities.  In April 2018 and again in October 2018, we successfully re-priced the spread on our term loan and revolver by a total of 75 basis points, to LIBOR plus 275 basis points. The cumulative expected interest savings resulting from the 2018 re-pricings through the maturity dates of the respective facilities are approximately $11.8 million. Since issuing these credit facilities in 2016, we have re-priced the spread a total of four times, with a cumulative reduction in the spread of 225 basis points.

•
Reduced interest payments.  We reduced our cash interest payments by $31 million from the 2017 level, or by $21 million excluding the termination of an interest rate swap in 2017. We achieved this as a result of continued debt repayment, including the redemption of our Piedmont project debt in full, the reductions in the spread on our credit facilities, and the timing of interest payments on a new convertible debenture issue. We also continue to manage our exposure to increases in market interest rates. At year-end 2018, approximately 96% of our debt carried either a fixed rate or a variable rate that has been fixed through interest rate swaps.

•
Improved our debt maturity profile.  In January 2018, we completed our first capital markets offering in more than five years, issuing a new convertible debenture with a 6.0% interest rate and a 2025 maturity. We used the proceeds to redeem the substantial majority of our convertible debentures scheduled to mature in 2019.

•
Maintained strong liquidity.  Our liquidity at year-end 2018 was $191 million, including approximately $39 million of discretionary cash. Even as we completed an acquisition and repurchased a significant amount of common and preferred shares during 2018, our liquidity was reduced only $7 million from the year-end 2017 level.

•
Maintained stable overhead costs.  Corporate general and administrative ("G&A") costs of $23.9 million were approximately $2 million higher than in 2017, although cash costs were approximately level. G&A expense has been about flat since 2016, but is down approximately 56% from the 2013 level. Although the most significant cost reductions are behind us, we continue to look for additional cost reduction opportunities. In 2018, we relocated our corporate headquarters to smaller space at the same location, which reduced our annual lease expense by approximately $245,000 or more than 40%.

Capital Allocation

•
Repurchases of common and preferred shares.  During 2018, we repurchased and canceled approximately 7.8 million common shares at a total cost of $16.6 million, or an average price of $2.13 per share. These repurchases reduced our outstanding common shares by approximately 6.7%. We made these purchases because we considered the trading price of our common shares to be at a discount to our estimates of intrinsic value per share. We also repurchased and canceled approximately 645,000 preferred shares at a total cost of Cdn$10.3 million or $8.0 million on a US$ equivalent basis, representing an approximate 36% discount to par value and an attractive after-tax yield of approximately 11%. We consider the returns on these repurchases of our common and preferred shares to be more compelling than the returns generally available in the current power market environment.

•
Reoriented toward growth with two acquisitions.  During 2018, we completed one acquisition and reached agreement on another. Both are of operating plants with long-dated PPAs that will add to our capacity and we expect to contribute to Project Adjusted EBITDA, extend our average remaining contract life and improve longer-term cash flows. These two acquisitions totaled $25.8 million, including the remaining $10.4 million for the South Carolina biomass plants that will be paid upon closing in 2019.

Executive Compensation Objectives

              The following describes the Corporation's compensation policies and practices as they relate to our named executive officers included in this CD&A. Our named executive officers are as follows at December 31, 2018:

Name	Title	Tenure at Atlantic Power

James J. Moore, Jr.	President and Chief Executive Officer	Since January 2015

Terrence Ronan	Executive Vice President—Chief Financial Officer and Principal Financial and Accounting Officer	Since August 2012

Joseph E. Cofelice	Executive Vice President—Commercial Development	Since September 2015

Jeffrey S. Levy	Senior Vice President—General Counsel and Corporate Secretary	Since March 2012

Philip D. Rorabaugh	Senior Vice President—Asset Management(1)	Since July 2013

(1)
Effective January 21, 2019, Mr. Rorabaugh's title was changed to Senior Vice President—Operations.

              The named executive officers, along with other select members of the senior management team, participate in the compensation programs described in this CD&A.

              The primary objective of our executive compensation program is to provide a competitive, performance-based plan that enables the Corporation to attract, retain and motivate key individuals. Compensation plays an important role in achieving short-term and long-term business objectives that ultimately drive value creation and business success in alignment with long-term shareholder goals. The objectives of the Corporation's compensation program are to:

  •
  align the interests of the executive officers with Shareholders' interests and with the execution of the Corporation's business strategy;

  •
  attract, retain and motivate highly qualified executive officers with a history of proven success;

  •
  establish performance goals that, if met by the Corporation, are expected to improve long-term shareholder value; and

  •
  tie compensation to performance goals and provide meaningful rewards for achieving them.

              The compensation program of the Corporation has been established in order to compete with remuneration practices of companies similar to the Corporation and those which represent potential competition for the Corporation's executive officers and other employees. In this respect, the Corporation identifies remuneration practices and remuneration levels of companies that are likely to compete for its talent. In designing the compensation program, the Board of Directors works to provide competitive market compensation opportunities for each of our named executive officers. The Board of Directors reviews each element of compensation for market competitiveness and may weigh a particular element more heavily based on the named executive officer's role.

              Our executive compensation program is administered by our independent Compensation Committee.

              The following highlights important compensation principles and practices of Atlantic Power.

What We Do:	What We Don't Do:

• Offer compensation programs designed to attract, motivate and retain executives	• No single trigger change-in-control vesting and severance payments
• Require robust stock ownership by executive officers	• No tax gross-ups
• Include clawback provision for Chief Executive Officer and executive officers	• No excessive perquisites for executives
• Engage independent compensation consultant to advise on compensation policies	• No supplemental retirement plans
• Target executive compensation at market median	• No guaranteed bonus payments for executives
• Link compensation to results, with majority comprised of variable cash and equity	• No compensation programs that encourage inappropriate risk-taking
• Prohibit executive officers from hedging or pledging of shares	• No excessive severance payments
• Hold annual "Say-on-Pay" vote

Shareholder Engagement and Recent Say-on-Pay Votes

              We actively engage with Shareholders to solicit their feedback on our executive compensation and governance practices. The feedback we receive is an important component of our evaluation of the Corporation's existing policies.

              As part of this process, we strive to provide Shareholders with clear information, and we are committed to continuous improvement. We consider and incorporate Shareholder feedback into our compensation design, as appropriate.

              The Corporation also considers the outcome of its annual "Say-on-Pay" vote when making future compensation decisions for named executive officers. In 2017, the Say-on-Pay proposal was supported by 81% of the votes cast, and in 2018, by 78% of the votes cast.

              Since our 2016 annual and special meeting, we have regularly engaged with Shareholders representing approximately one-third of the Corporation's shares issued and outstanding to discuss the executive compensation program and other matters to determine potential areas of improvement. Based on our discussions, we believe that our Shareholders are broadly supportive of our executive compensation program. In response to the Say-on-Pay vote result and feedback from our Shareholder engagement efforts, we have made a number of changes to the executive compensation program, which are summarized below.

  •
  Reduced Discretionary Component of the STIP.  Shareholders believe that discretionary evaluation should be limited when determining STIP payouts. Over the past few years, we have amended our STIP to reduce the discretionary component of the award to 40% from 50%, added a second financial performance metric and introduced an operational performance metric in order to achieve a balanced approach to executive performance evaluation. With respect to the discretionary component of the STIP, effective for the 2018 performance year, we reduced the strategic component to 20% and added a growth component, weighted at 20%, as discussed on pages 35-37 of this Information Circular and Proxy Statement. This change is consistent with our reorientation toward a growth strategy, now that our multi-year focus on balance sheet restructuring and cost reduction is largely complete.

  •
  Enhanced STIP Disclosure.  To provide a better framework for how the STIP awards are determined, we disclose the threshold, target and maximum goals for the financial and operational objectives under the STIP.

  •
  Revised LTIP to Consider Performance Across Multiple Dimensions.  We broadened our criteria for the LTIP awards to include factors other than total shareholder return and now our LTIP awards are based 50% on an adjusted cash flow metric and 50% on strategic and qualitative considerations, including the results of capital allocation, environmental, health and safety performance, total shareholder return, growth, leadership and effectiveness.

              In line with governance best practices, we amended our Director and Executive Officer Share Ownership Policy to increase the ownership requirement for directors and executive officers, as follows:

  •
  Director Ownership Policy.  We increased the ownership requirement from a minimum of three times each director's annual base cash retainer to a minimum of three times their annual total retainer.

  •
  Executive Officer Ownership Policy.  We increased the ownership requirement for the Chief Executive Officer from a minimum of three times annual base salary to five times, for executive officers at the executive vice president level from a minimum of two times annual base salary to three times, and implemented a requirement of two times base salary for executive officers at the senior vice president level.

              Effective April 2019, we expanded our Financial Restatement and Clawback Policy to include senior vice presidents. As a result, all of our executive officers are now subject to this policy, which is discussed on page 44 of this Information Circular and Proxy Statement.

Executive Compensation Program

              Our compensation program for our named executive officers includes a base salary, eligibility for a cash bonus under the STIP and eligibility for equity compensation awards under the LTIP.

    Base Salary

              Base salaries are reviewed annually by the Compensation Committee with a goal of ensuring that they are appropriate and competitive. These reviews are based on the level of responsibility, the experience level, competitive salaries for similar positions in the market, and an individual's personal contribution to the Corporation's operating and financial performance. The base salaries have been unchanged for Messrs. Levy and Rorabaugh since 2016, for

Messrs. Moore and Cofelice since they joined the Corporation in 2015, and for Mr. Ronan since 2014.

Named Executive Officer	2018 Base Salary (US$)	% Increase from 2017 Base Salary
James J. Moore, Jr.	$575,000	0%
Terrence Ronan	$400,000	0%
Joseph E. Cofelice	$400,000	0%
Jeffrey S. Levy	$275,000	0%
Philip D. Rorabaugh	$250,000	0%

    Short-Term Incentive Plan (STIP)

              The named executive officers and other employees of the Corporation are eligible to participate in the STIP as determined by the Board of Directors. The STIP is intended to compensate executives for executing on the Corporation's short-term business strategy based on the achievement of goals set by the Compensation Committee.

              In 2018, the STIP had five performance components, each with a weighting of 20%. The description of each component is as follows:

Non-Discretionary Components (60% weighting):

20%—Adjusted Cash Flows from Operating Activities, which is defined as cash flows from operating activities without the effects of changes in working capital balances, acquisition expenses, litigation expenses, severance and restructuring charges, debt prepayment and redemption costs and cash provided by or used in discontinued operations. The intent is to reflect normal operations and remove items that are not reflective of the long-term operations of the business. The target level of Adjusted Cash Flows from Operating Activities is based on the annual budget of the Corporation. To the extent that Adjusted Cash Flow from Operating Activities is below or above budget because actual water flows or waste heat are below or above the averages, upon which the budget is based, this difference (positive or negative) is excluded from the result. The following were the approved objectives for this metric in 2018:

Adjusted Cash Flows from Operating Activities

20%—Costs, which includes non-fuel O&M costs, property taxes, insurance costs, plant-level G&A expenses and corporate G&A expenses. The following were the approved objectives for this metric in 2018:

Costs = Non-fuel O&M and Corporate G&A

20%—Operational Objectives.    The operational component of the STIP is based upon annual goals set for each plant that we operate. The individual goals for each of these plants are grouped into the following categories:

Category	Component of Overall Score
Compliance	20%
Financial Performance	20%
Operations	20%
Maintenance	20%
Corporate Goals	10%
Plant-Specific Goals	10%
Total	100%

              At the beginning of each year, a detailed scorecard is put in place for each of the plants that we operate, with specific goals in each of the categories listed above. For example, the compliance category includes expected performance with respect to environmental, NERC and FERC requirements as well as training goals. The financial performance category includes O&M costs, contribution to the Corporation's cost savings initiative and cash distributions. The categories of operations and maintenance include availability factor, efficiency measures (such as heat rate for the gas plants) and other measures. Each plant is also evaluated on its contribution to overall corporate goals, specifically the two financial measures considered in the STIP (Adjusted Cash Flow from Operating Activities and Costs). The scorecard also includes plant-specific goals. At the end of the year, the results for each plant are reviewed and averaged to determine the score for this component of the STIP. The following were the approved objectives for this metric in 2018:

Plant Operations—Average Annual Incentive Plan Score

Discretionary Components (40% weighting):

20%—Strategic.    The strategic component of the award is based on the evaluation of the individual's performance, the Corporation's overall performance, shareholder value, stakeholder value, optimization initiatives, and other qualitative measures including leadership, commitment and overall effectiveness, as determined by the Compensation Committee.

20%—Growth.    The growth component of the award is based on the Compensation Committee's evaluation of the Corporation's growth initiatives, including combined heat and power ("CHP") origination, CHP development progress, wholesale power merger and acquisition ("M&A") transactions and an evaluation of completed transactions.

    2018 Performance and Awards

              The Corporation's performance with respect to each of the measurement categories under the STIP in 2018 was as follows:

Component	Actual Result
Adjusted Cash Flows from Operating Activities (20%)	Adjusted Cash Flows from Operating Activities was $116 million as compared to the $105 million target (the approved budget for the year), or 10% better than the target. The Compensation Committee determined that a 100% payout for this component was appropriate.
Non-fuel plant costs and corporate G&A costs (20%)
Non-fuel plant costs and Corporate G&A costs for the year were $111 million as compared to the $113.2 million target (the approved budget for 2018), or modestly better than target. The Compensation Committee determined that a 100% payout for this component was appropriate.
Operational Objectives (20%)
The criteria used to determine this component consist of pre-determined plant operational objectives including environmental health and safety ("EHS"), compliance, plant financial performance, operational performance, maintenance and contribution to corporate goals. The average score of all plants that we operate was 102%, modestly better than the 100% target score. The Compensation Committee determined that a 100% payout for this component was appropriate.
Strategic (20%)
The strategic component of the award is based on the evaluation of the Corporation's overall performance, individual performance, total shareholder value, stakeholder value, optimization initiatives, and other qualitative measures. In consideration of the 2018 results in key areas including safety, culture, operational and financial performance, the Committee determined that a 100% payout for this component was appropriate.
Growth (20%)
The growth component of the award is based on an evaluation of the Corporation's growth initiatives, including CHP origination, CHP development progress, wholesale power M&A transactions and an evaluation of completed transactions. In consideration of the successful acquisition of 50% of Koma Kulshan and the execution of an agreement to acquire two contracted biomass plants, and the progress made on cost reduction and debt reduction which put the Corporation in a position to pursue growth with internally generated funds, the Committee determined that a 100% payout for this component was appropriate.

              For the 2018 performance year, the Compensation Committee set the target STIP award for each of Messrs. Moore, Ronan, Cofelice, Levy and Rorabaugh at 100% of such executive officer's annual base salary. In January 2019, the Compensation Committee determined that Messrs. Moore, Ronan, Cofelice, Levy and Rorabaugh were eligible for annual incentive awards under the pre-established performance criteria noted above. The Compensation Committee made this determination based primarily on the achievements of the Corporation relating to the five performance categories. In determining the STIP awards described below, the Compensation Committee assessed the performance of Messrs. Moore, Ronan, Cofelice, Levy and Rorabaugh in terms of their individual groups as well as the relationship of their achievements to the performance of the Corporation as a whole. The Compensation Committee determined that each of the executive officers should receive the target STIP award, or 100% of base salary, as shown in the table below.

              Mr. Moore contributed to the Corporation's achievement of its goals described above in the areas of strategy and leadership, specifically focusing on capital allocation, with a goal of reducing risk and increasing intrinsic value per share, and promoting a strong culture of servant leadership.

              Mr. Ronan contributed to the Corporation's achievement of its goals described above in the areas of financial and risk management, specifically continuing to reduce debt, achieving two re-pricings of the Corporation's term loan, resulting in significant interest cost savings, and further reshaping the debt maturity profile through a successful capital markets offering.

              Mr. Cofelice contributed to the improved commercial and economic outcomes for certain plants and to the progress made on contract renewals, and to the successful execution of the acquisition of the remaining interest in the Koma Kulshan hydroelectric facility and an agreement to purchase two contracted biomass plants.

              Mr. Levy contributed to the Corporation's achievement of its goals described above in providing counsel and guidance regarding corporate governance and board matters, as well as legal advice on acquisitions and other matters and oversight of all legal affairs for the Corporation.

              Mr. Rorabaugh contributed to the strong safety and operational performance of the Corporation's plants in 2018, as well as to the Corporation's improved performance in the area of management of operating costs.

              The table below shows the STIP awards paid to the Corporation's named executive officers in February 2019 based on the 2018 performance year as a percentage of each officer's 2018 base salary.

Named Executive Officer	2018 Base Salary (US$)	Target STIP Award as % of 2018 Base Salary	2018 STIP Award (US$) (% of 2018 Base Salary)
James J. Moore, Jr.	$575,000	100%	$575,000 (100%)
Terrence Ronan	$400,000	100%	$400,000 (100%)
Joseph E. Cofelice	$400,000	100%	$400,000 (100%)
Jeffrey S. Levy	$275,000	100%	$275,000 (100%)
Philip D. Rorabaugh	$250,000	100%	$250,000 (100%)

    Long-Term Incentive Plan (LTIP)

              The named executive officers and other employees of the Corporation are eligible to participate in the LTIP as determined by the Board of Directors. The purpose of the LTIP is to align the interests of employees with those of the Shareholders by providing an opportunity to increase their share ownership over time and to assist in attracting, retaining and motivating key employees of the Corporation by making a significant portion of their incentive compensation directly dependent upon the achievement of strategic, financial and operational objectives critical to growing the Corporation and increasing its long-term value.

    2018 LTIP awards

              In determining the amounts of the LTIP awards for 2018 (the "2018 LTIP awards"), the Compensation Committee based its determination 50% on Adjusted Cash Flows from Operating Activities (as discussed in the criteria for the STIP determination) and 50% on an overall non-formulaic assessment of strategic and qualitative considerations, including EHS performance, capital allocation, total shareholder return ("TSR"), growth, leadership and effectiveness of management, and other objective and subjective measures. In addition to considering these factors, the Compensation Committee also exercised its discretion in determining the size of the 2018 LTIP awards.

              In its assessment of 2018 performance, the Compensation Committee evaluated TSR on both an absolute and relative basis. In 2018, the Corporation's share price decreased 7.7%, which placed it at the 51st percentile of TSR for the following companies (or groups of companies):

  •
  Algonquin Power & Utilities Corp.;

  •
  Boralex, Inc.;

  •
  Brookfield Renewable Power Fund;

  •
  Innergex Renewable Energy, Inc.;

  •
  Maxim Power Corp;

  •
  Northland Power, Inc.;

  •
  43 U.S.-listed master limited partnerships in the Alerian Index; and

  •
  16 utilities in the S&P 400 Utility Index.

              Notwithstanding share price performance, the Compensation Committee determined that management had excellent execution and made significant progress toward its financial and strategic objectives in 2018, as discussed on pages 28-31 of this Information Circular and Proxy Statement.

              Based on its assessment of the Corporation's overall performance and the performance of each individual, the Committee approved the maximum award (100% of base salary) for each of the named executive officers, as shown in the table below.

Named Executive Officer	2018 Base Salary (US$)	Target LTIP Award as % of 2018 Base Salary	2018 LTIP Award (US$) (% of 2018 Base Salary)	Number of Notional Shares Granted
James J. Moore, Jr.	$575,000	75%-100%	$575,000 (100%)	211,397
Terrence Ronan	$400,000	50%-100%	$400,000 (100%)	147,059
Joseph E. Cofelice	$400,000	75%-100%	$400,000 (100%)	147,059
Jeffrey S. Levy	$275,000	50%-100%	$275,000 (100%)	101,103
Philip D. Rorabaugh	$250,000	50%-100%	$250,000 (100%)	91,912

              The number of notional shares awarded is calculated by dividing the total LTIP award by the market price per Common Share. The market price per Common Share is defined in the LTIP as the weighted average closing price of a Common Share on the Toronto Stock Exchange ("TSX") for the five trading days immediately preceding the grant date and then converted to U.S. dollars based on the exchange rate for that day. Notional shares are meant to track the investment performance of Common Shares, including market prices and distributions. Each notional share is entitled to receive dividend equivalents equal to the distributions on a Common Share, if any, to be credited in the form of additional notional shares immediately following such distribution on the Common Shares.

              The 2018 LTIP awards, which were granted on February 26, 2019, will vest one-third per year over three years.

              Pursuant to SEC rules and Canadian securities laws, the 2018 LTIP awards will be reported in the Summary Compensation Table in the Information Circular and Proxy Statement for the Corporation's 2020 Annual Meeting of Shareholders.

    2017 LTIP awards

              The LTIP awards reported in the Summary Compensation Table on page 47 of this Information Circular and Proxy Statement are the LTIP awards granted in February 2018 with respect to performance during 2017, as discussed in the Information Circular and Proxy Statement for the Corporation's 2018 Annual Meeting of Shareholders (the "2017 LTIP awards").

              In determining the amounts of the 2017 LTIP awards, the Compensation Committee based its determination 50% on Adjusted Cash Flows from Operating Activities (as discussed in the criteria for the STIP determination) and 50% on an overall non-formulaic assessment of strategic and qualitative considerations, including EHS performance, capital allocation, total shareholder return, leadership and effectiveness of management, and other objective and subjective measures. In addition to considering these factors, the Compensation Committee also exercised its discretion in determining the size of the 2017 LTIP awards.

              Although the Corporation's share price decreased 6.0% in 2017, which placed it at the 26th percentile amongst peers, the Compensation Committee believed that the LTIP criteria and results must be evaluated in the context of an overall assessment of the Corporation's performance. The 2017 LTIP awards approved by the Compensation Committee were a result of this approach and the awards to Messrs. Moore, Ronan, Cofelice, Levy and Rorabaugh reflect the Compensation Committee's determination that management had excellent execution in 2017, notwithstanding the share price performance, as discussed on pages 28-31 of the Corporation's Information Circular and Proxy Statement for the Corporation's 2018 Annual Meeting of Shareholders.

              Based on its assessment of the Corporation's overall performance and the performance of each individual, the Committee approved the maximum award (100% of base salary) for each of the named executive officers, as follows:

  •
  Mr. Moore received a grant of $575,000 or 286,070 notional shares.

  •
  Mr. Ronan received a grant of $400,000 or 199,005 notional shares.

  •
  Mr. Cofelice received a grant of $400,000 or 199,005 notional shares.

  •
  Mr. Levy received a grant of $275,000 or 136,816 notional shares.

  •
  Mr. Rorabaugh received a grant of $250,000 or 124,378 notional shares.

              The number of notional shares awarded is calculated by dividing the total LTIP award by the market price per Common Share. The market price per Common Share is defined in the LTIP as the weighted average closing price of a Common Share on the TSX for the five trading days immediately preceding the grant date and then converted to U.S. dollars based on the exchange rate for that day. Notional shares are meant to track the investment performance of

Common Shares, including market prices and distributions. Each notional share is entitled to receive dividend equivalents equal to the distributions on a Common Share, if any, to be credited in the form of additional notional shares immediately following such distribution on the Common Shares.

              The 2017 LTIP awards, which were granted on February 27, 2018, will vest one-third per year over three years.

              Retention Grant for CEO.    In addition to his 2017 LTIP award, on March 19, 2018, Mr. Moore received a retention grant under the LTIP of 150,000 notional shares, in recognition of services previously provided to the Corporation and in the interest of ensuring his continued service as President and Chief Executive Officer. Subject to his continued employment, the shares will vest in full on the three-year anniversary of the grant date.

    2016 LTIP awards

              The LTIP awards granted in February 2017 with respect to 2016 performance (the "2016 LTIP awards") consisted of 50% time-based restricted stock units ("TSUs") and 50% performance-based restricted stock units ("PSUs"). TSUs vest one-third per year over the following three years. PSUs are earned and vested one-third per year over the three years following grant based on the Compensation Committee's overall discretionary assessment of the Corporation's performance. Each year based on the performance assessment, the executive is eligible to receive from 0% to 150% of the original one-third target amount for that year as an earned and vested award, as determined by the Compensation Committee.

              In February 2019, the Compensation Committee determined that, for each named executive officer, the amount earned and vested with respect to 2018 performance would be 100% of the original target amount for that year. This determination was made based on an evaluation of the same performance metrics that the Compensation Committee considered in making the 2018 LTIP award determination. The table also shows the amounts that were earned and vested in 2017 (100% of the target amount) and the amount eligible to be earned and vested in 2019 based on the Compensation Committee's discretionary assessment of the Corporation's performance.

			2017		2018		2019

	PSUs (50% of original 2016 grant)		Eligible PSU Range (0% to 150% of target)	Earned and Vested PSUs	Eligible PSU Range (0% to 150% of target)	Earned / Vested PSUs	Eligible PSU Range (0% to 150% of target)	Earned / Vested PSUs

Name	(US$)	Common Shares	Common Shares		Common Shares		Common Shares

James J. Moore, Jr.	$273,125	114,759	0-57,380	38,253 (100%)	0-57,380	38,253 (100%)	0-57,380	TBD

Terrence Ronan	$180,000	75,630	0-37,816	25,210 (100%)	0-37,816	25,210 (100%)	0-37,816	TBD

Joseph E. Cofelice	$190,000	79,832	0-39,916	26,611 (100%)	0-39,916	26,611 (100%)	0-39,916	TBD

Jeffrey S. Levy	$123,750	51,996	0-25,998	17,332 (100%)	0-25,998	17,332 (100%)	0-25,998	TBD

Philip D. Rorabaugh	$112,500	47,269	0-23,635	15,758 (100%)	0-23,635	15,758 (100%)	0-23,635	TBD

    Annual Burn Rate

              The Corporation's annual burn rate(1) for each of our equity compensation plans over the past three fiscal years is set out in the table below:

Equity Compensation Plan	2018	2017	2016

Transition Equity Grant Participation Agreement	0%	0%	0%

LTIP(2)	2.2%	1.6%	1.3%

(1)
Calculated in accordance with the CPA Canada Handbook: The weighted average number of common shares outstanding during the period is the number of common shares outstanding at the beginning of the applicable fiscal year, adjusted by the number of common shares bought back or issued during the applicable fiscal year multiplied by a time-weighting factor. The time-weighting factor is the number of days the common shares are outstanding as a proportion of the total number of days in the applicable fiscal year.

(2)
Includes grants of both TSUs and PSUs, as well as accrued dividend equivalent rights.

    Subsequent Events

              In January 2019, our Board of Directors approved certain amendments to the LTIP, applicable to awards granted after January 2019; certain amendments to awards outstanding under the LTIP granted prior to January 2019, including those of each of our named executive officers, and certain amendments to the Transition Equity Grant Participation Agreement between the Corporation and Mr. Moore. See "Potential Payments on Termination or Change in Control" for more information. In order to increase the Corporation's flexibility with respect to entering into compensation arrangements, the amendments to the LTIP also eliminated the "target range" and "performance score" concepts from the LTIP and instead simply provide that the Compensation Committee, taking into account the factors that it deems appropriate, shall have the discretion to determine and approve grants of notional shares to our named executive officers. In addition, the Board of Directors made other immaterial changes and updates to the LTIP.

Compensation Allocation

              The following provides the overall mix of actual compensation for 2018 for our Chief Executive Officer and for our other named executive officers on an average basis. Approximately 72% of Mr. Moore's compensation was incentive (variable) compensation that changes year to year based on actual company and individual performance achievement.

For our other named executive officers, the percentage of variable compensation was approximately two-thirds.

Additional Compensation Program Features and Policies

Employment Agreements

              The Corporation entered into employment agreements with Messrs. Moore and Cofelice upon their hires in 2015, and with Mr. Ronan upon his hire in 2012. Messrs. Levy and Rorabaugh are not party to employment agreements with the Corporation.

              The employment agreements of Messrs. Moore, Ronan and Cofelice contain certain provisions regarding termination of employment and change in control benefits. For a description of these provisions and post-employment restrictive covenants, see the section of this Information Circular and Proxy Statement titled "Potential Payments Upon Termination or Change in Control." None of these employment agreements provides for any excise tax or gross-ups for the benefit of our executive officers.

Clawback

              All of the Corporation's executive officers are subject to a Financial Restatement and Clawback policy under which, in the event the Corporation's financial results are restated or are found to be inaccurate in a manner that materially affects the calculation of compensation for such executive officers, the independent directors of the Corporation may, subject to certain conditions, direct that the Corporation recover all or a portion of bonus or incentive compensation paid to such executive officer or gains realized by such executive officer with respect to equity-based awards or other incentive payments or cancel all or a portion of the stock-based awards granted to such executive officer that is related to a restatement of, or inaccuracy in, the Corporation's financial results due to intentional fraud or misconduct by such executive officer, and may take other disciplinary action in addition to remedies imposed by third parties, such as law enforcement agencies, regulators or other authorities, and any right of recoupment under Section 304 of the Sarbanes-Oxley Act of 2002, or otherwise required by law or stock exchange requirements.

Retirement Benefits & Perquisites

              The Corporation offers all employees, including its named executive officers, participation in its 401(k) plan. The Corporation makes annual matching contributions to each named executive officer's 401(k) plan account based upon a predetermined formula that applies to all its employees. The matching contributions supplement employee's personal savings toward future retirement. The Corporation does not provide any material perquisites to its named executive officers.

Share Ownership Policy

              In April 2013, the Board of Directors adopted a share ownership policy for the Corporation's executive officers in order to further align the interests of the Corporation's executive officers with the long-term interests of the Shareholders. In April 2017, the Board modified the policy to increase the ownership requirements. The updated Policy provides that within five years of appointment, the Chief Executive Officer must own shares equal to five times his annual base salary, an increase from three times previously. Other executive officers at the executive vice president level must own shares equal to three times their respective base salaries, an increase from two times previously. Executive officers at the senior vice president level must own shares equal to two times their respective base salaries; they were not subject to an ownership requirement previously. Executive officers have three years from the date of adoption (April 10, 2017) to come into compliance with the revised ownership requirement.

              For purposes of the Policy, share ownership includes any shares owned, directly or indirectly, by an executive or his or her immediate family members or held by such person or his or her immediate family members as part of a tax or estate plan, and unvested notional shares or other equity securities issued under an equity or equity-based compensation plan of the Corporation. In the event of a decline in the price of the Corporation's Common Shares by 25% or more in any year such that the value of an executive officer's Common Shares falls below the requirements of the Policy, the executive officer will have a period of one year to acquire additional Common Shares to comply with the Policy. If the share ownership Policy for any executive officer is not met within the required time frame, the executive officer will be required to have 100% of his or her notional shares or equity-based compensation vest into Common Shares (in both cases, less Common Shares withheld or sold to pay taxes) until the requirements of the Policy are met.

              For purposes of determining compliance with the Policy, the value of a share means an assumed per share value based on the average of the closing prices of a Common Share on the New York Stock Exchange on the last trading day of each of the previous four fiscal quarters.

              As of December 31, 2018, all of our named executive officers and all of our then-serving Directors were in compliance with the requirements of the Corporation's share ownership policy.

REPORT OF THE COMPENSATION COMMITTEE

              The Compensation Committee of the Board of Directors has reviewed and discussed the CD&A required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the CD&A be included in this Information Circular and Proxy Statement.

              Submitted by the following independent directors who comprise the Compensation Committee:

    Kevin T. Howell, Chair
    R. Foster Duncan
    Irving R. Gerstein(1)
    Danielle S. Mottor
    Gilbert S. Palter

(1)
Mr. Gerstein will not stand for re-election at the Meeting.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

              The following table sets forth a summary of salary and other compensation for 2018, 2017 and 2016 of each named executive officer (in US$).

Name and principal position	Year	Salary	Bonus(1)	Stock Awards(2)	Non-equity incentive plan compensation(3)	All other compensation(4)	Total Compensation

James J. Moore, Jr.	2018	575,000	230,000	893,000	345,000	25,465	2,068,465
Director, President and	2017	575,000	172,500	546,250	402,500	47,754	1,744,004
Chief Executive Officer	2016	575,000	242,650	345,000	303,600	45,438	1,511,688

Terrence Ronan	2018	400,000	160,000	400,000	240,000	13,750	1,213,750
Executive Vice President—	2017	400,000	140,000	360,000	280,000	38,026	1,218,026
Chief Financial Officer	2016	400,000	148,800	240,000	211,200	32,532	1,032,532

Joseph E. Cofelice	2018	400,000	160,000	400,000	240,000	13,750	1,213,750
Executive Vice President—	2017	400,000	120,000	380,000	280,000	36,202	1,216,202
Commercial Development	2016	400,000	168,800	80,000	211,200	33,884	893,884

Jeffrey S. Levy(5)	2018	275,000	110,000	275,000	165,000	13,750	838,750
Senior Vice President—	2017	275,000	82,500	247,500	192,500	38,779	836,279
General Counsel and Corporate Secretary	2016

Philip D. Rorabaugh(6)	2018	250,000	100,000	250,000	150,000	13,750	763,750
Senior Vice President—	2017	250,000	87,500	225,000	175,000	37,249	774,749
Asset Management	2016

(1)
The amounts shown in the "Bonus" column include, for all executives, the discretionary component of the STIP for 2016, 2017 and 2018 (though the amounts were paid in the first quarter of the following year).

(2)
The amounts shown in the "Stock Awards" column reflect the grant date fair value of notional shares granted during the year and are calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification ("FASB ASC") Topic 718. The assumptions used in determining the grant date fair value of these awards are described in Note 17 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2018. The amount shown for Mr. Moore in 2018 includes a retention grant of 150,000 notional shares awarded in March 2018. The grant date fair value of these notional shares was $318,000 based on a grant date share price of US$2.12. All other amounts in the Stock Awards column represent awards made under the LTIP in the year shown with respect to performance for the previous year (e.g., the amounts shown for 2018 were awarded in early 2018 with respect to performance in 2017). With respect to each amount shown for 2017, one-half of each such amount represents the grant date fair value of time-based restricted stock units (TSUs) and the other one-half represents the grant date fair value of performance-based restricted stock units (PSUs). With respect to the PSUs, as discussed on page 42 of this Information Circular and Proxy Statement, each named executive officer is eligible to receive upon vesting shares in an amount from 0% to 150% of the original target amount of notional shares subject to such award. The portion of the 2017 amounts shown in the "Stock Awards" column attributable to the PSUs is based on the grant date fair value of the PSUs assuming the achievement of the target level (100%) of performance: for Mr. Moore, $273,125; for Mr. Ronan, $180,000; for Mr. Cofelice, $190,000; for Mr. Levy, $123,750; and for Mr. Rorabaugh, $112,500. If the grant date fair value of the PSUs were instead calculated assuming the highest level of performance conditions were achieved (150%), the grant date fair values of the awards would be as follows: for Mr. Moore,

  $409,693; for Mr. Ronan, $270,000; for Mr. Cofelice, $285,000; for Mr. Levy, $185,626; and for Mr. Rorabaugh, $168,754.

(3)
The amounts shown in the "Non-equity incentive plan compensation" column represent the non-discretionary component of awards made under the STIP for performance in 2016, 2017 and 2018 (though the amounts were paid in the first quarter of the following year).

(4)
For 2018, amounts include the Corporation's matching 401(k) plan contributions of $13,750 for each executive officer and, for Mr. Moore only, $11,715 for additional life insurance under the terms of his employment agreement. For 2017 and 2016, amounts for each executive officer also included medical, dental, vision, life insurance, short- and long-term disability and private health advisory service costs, all of which are offered on a non-discriminatory basis to all salaried employees of the Corporation and therefore not required to be disclosed under SEC rules. In addition, for 2017, amounts disclosed for certain executive officers also included the cost of certain perquisites, which aggregate to less than $10,000 for each such executive officer, and are therefore not required to be disclosed under SEC rules. Disclosed on a comparable basis to 2018, the 2017 and 2016 amounts would be as follows:

	2017 (US$)			2016 (US$)
	401(k)	Additional Life Insurance	Total	401(k)	Additional Life Insurance	Total
James J. Moore, Jr.	13,500	11,715	25,215	13,250	11,715	24,965
Terrence Ronan	13,500	—	13,500	13,250	—	13,250
Joseph E. Cofelice	13,500	—	13,500	13,250	—	13,250
Jeffrey S. Levy	13,500	—	13,500	13,250	—	13,250
Philip D. Rorabaugh	13,500	—	13,500	13,250	—	13,250
(5)
Jeffrey S. Levy was appointed as an executive officer on November 7, 2017.

(6)
Philip D. Rorabaugh was appointed as an executive officer on November 7, 2017. His title was changed to Senior Vice President—Operations on January 21, 2019.

Grants of Plan-Based Awards

              The following table provides additional information about plan-based awards granted during the year ended December 31, 2018 for each named executive officer. For more information regarding the terms of the plan-based awards referred to in this table, see "Compensation Discussion and Analysis—Executive Compensation Program" beginning on page 34 of this Information Circular and Proxy Statement.

					All other stock awards: Number of shares of stock or units(2) (#)
		Estimated future payouts under non-equity incentive plan awards(1)
						Grant date fair value of stock awards (US$)(3)
Name	Grant date	Threshold (US$)	Target (100%) (US$)	Maximum (150%) (US$)
James J. Moore, Jr.(4)	N/A	—	345,000	517,500
	02/28/18				286,070	575,000
	03/19/18				150,000	318,000
Terrence Ronan(5)	N/A	—	240,000	360,000
	02/28/18				199,005	400,000
Joseph E. Cofelice(6)	N/A	—	240,000	360,000
	02/28/18				199,005	400,000
Jeffrey S. Levy(7)	N/A	—	165,000	247,500
	02/28/18				136,816	275,000
Philip D. Rorabaugh(8)	N/A	—	150,000	225,000
	02/28/18				124,378	250,000

(1)
Amounts set forth in the "Target" column assume that the target level for each non-discretionary component of the STIP is achieved (60% of the total) and a 100% payout is made with respect to that portion of the STIP. The amounts set forth in the "Maximum" column assume maximum performance is achieved for each non-discretionary component of the STIP and a 150% payout is made with respect to that portion of the STIP. The payout with respect to discretionary components of the STIP (40% of the total) is not reflected in this table, but is included in the "Bonus" column of the Summary Compensation Table.

(2)
The February 2018 amounts shown for Messrs. Moore, Ronan, Cofelice, Levy and Rorabaugh represent a grant of time-based notional shares (TSUs) under the LTIP for performance in 2017, which will vest ratably over three years. The March 2018 amount shown for Mr. Moore represents a retention grant of 150,000 notional shares under the LTIP, which will vest on the three-year anniversary of the grant date.

(3)
Amounts are calculated in accordance with FASB ASC Topic 718. The amounts shown for the February 2018 grants are based on the five-day weighted average closing price of a Common Share on the TSX as of February 28, 2018, the grant date, converted to US$, which was $2.01. The grant date fair value of Mr. Moore's March 2018 award of 150,000 notional shares is based on the five-day weighted average closing price of a Common Share on the TSX as of March 19, 2018, the grant date, converted to US$, which was $2.12.

(4)
In February 2019, 95,357 of these notional shares vested.

(5)
In February 2019, 66,335 of these notional shares vested.

(6)
In February 2019, 66,335 of these notional shares vested.

(7)
In February 2019, 45,605 of these notional shares vested.

(8)
In February 2019, 41,459 of these notional shares vested.

Outstanding Equity Awards at Year End

              The following table sets forth, for each named executive officer, all equity-based awards outstanding as of December 31, 2018:

Name	Number of shares or units of stock that have not vested(1)	Market value of shares or units of stock that have not vested (US$)(2)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested(3)	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested (US$)(2)(3)
James J. Moore, Jr.	975,265	2,057,809	346,457	731,025
Terrence Ronan	294,118	620,590	50,420	106,386
Joseph E. Cofelice	267,124	563,632	53,221	112,297
Jeffrey S. Levy	199,413	420.761	34,664	73,141
Philip D. Rorabaugh	181,030	381,974	31,513	66,492

(1)
Includes TSUs and notional shares subject to time-based vesting. For Mr. Moore, 269,952 transitional notional shares vested in January 2019 and 326,347 notional shares vested in February 2019, 133,610 notional shares will vest in February 2020, 95,357 notional shares will vest in February 2021 and 150,000 notional units will vest in March 2021, subject to Mr. Moore's continued employment. For Mr. Ronan, 136,238 notional shares vested in February 2019, 91,545 notional shares will vest in February 2020 and 66,335 notional shares will vest in February 2021, subject to Mr. Ronan's continued employment. For Mr. Cofelice, 107,843 notional shares vested in February 2019, 92,946 notional shares will vest in February 2020 and 66,335 notional shares will vest in February 2021, subject to Mr. Cofelice's continued employment. For Mr. Levy, 90,870 notional shares vested in February 2019, 62,937 notional shares will vest in February 2020 and 45,605 notional shares will vest in February 2021, subject to Mr. Levy's continued employment. For Mr. Rorabaugh, 82,355 notional shares vested in February 2019, 57,216 notional shares will vest in February 2020 and 41,459 notional shares will vest in February 2021, subject to Mr. Rorabaugh's continued employment.

(2)
This amount is calculated based on the five-day weighted average closing price of a Common Share on the TSX, converted to US$, as of December 31, 2018 ($2.11).

(3)
Includes PSUs and notional shares subject to performance-based vesting. PSUs are earned and vested one-third per year over three years based on the Compensation Committee's overall assessment of the Corporation's performance. Each year based on the performance assessment, each executive officer is eligible to receive from 0% to 150% of the original one-third target amount for that year. In February 2019, the Compensation Committee determined that, with respect to 2018 performance, the amount of PSUs earned and vested for each named executive officer would be 100% of the original one-third target amount for that year. Thus, in February 2019, 38,253 of these PSUs vested for Mr. Moore, 25,210 PSUs vested for Mr. Ronan, 26,611 PSUs vested for Mr. Cofelice, 17,332 PSUs vested for Mr. Levy and 15,756 PSUs vested for Mr. Rorabaugh (see also page 42 of this Information Circular and Proxy Statement). The amount shown for Mr. Moore also includes 269,952 transitional notional shares that will vest on or any time after the two (2) year anniversary of January 22, 2015 if the weighted average Canadian dollar closing price of the Corporation's Common Shares on the TSX for at least three consecutive calendar months has exceeded the market price per Common Share determined as of January 22, 2015 (Cdn$3.18) by at least 50%.

Shares Vested

              The following table sets forth, for each named executive officer, the value of all equity-based awards vested during the year ended December 31, 2018:

Name	Number of shares acquired on vesting (#)(1)	Value realized on vesting (US$)
James J. Moore, Jr.	51,004	102,518
Terrence Ronan	92,838	186,604
Joseph E. Cofelice	68,496	137,677
Jeffrey S. Levy	50,140	100,781
Philip D. Rorabaugh	44,074	88,589

(1)
The number of shares acquired on vesting represents two-thirds of the notional units vested. The remaining one-third of notional units vested was awarded in cash, which was deposited into the named executive officer's applicable payroll tax withholding accounts, $51,259, $93,302, $68,839, $50,390 and $44,295 for Messrs. Moore, Ronan, Cofelice, Levy and Rorabaugh, respectively.

Potential Payments Upon Termination or Change In Control

              We believe that the consideration of a change in control transaction will create uncertainty regarding the continued employment of our executive officers. This uncertainty results from the fact that many change in control transactions result in significant organizational changes, particularly at the executive officer level. In order to encourage our executive officers to focus on seeking the best return for our Shareholders and to remain employed with the Corporation during an important time when their prospects for continued employment following a change in control transaction are often uncertain, we provide for severance benefits in the event the executive officer's employment is terminated under certain circumstances, including in connection with a change in control of the Corporation. The definition of change in control is set forth in the respective employment agreements. In exchange for such severance protection, each executive officer agreed to certain non-competition and non-solicitation limitations following certain termination events. In order to receive these termination benefits (other than unpaid base salary through the termination date), the executive officer must execute a general waiver and release of claims against the Corporation and its affiliates.

              The Corporation's employment agreement with James J. Moore, Jr. provides that if he is terminated by the Corporation for any reason other than cause, or if Mr. Moore terminates his employment for good reason, then the following are paid or provided under the employment agreement: (i) his base salary through the termination date, to the extent not yet paid; (ii) a lump sum termination payment equal to two times his then-current base salary (without giving effect to any material salary reduction), plus a pro-rata amount, based on the number of days elapsed during the fiscal year in which the Date of Termination occurs, of the target bonus provided for in Mr. Moore's employment agreement (75% of annual base salary); (iii) immediate vesting of any LTIP awards which had not yet vested (including any unvested portion of his transitional grant) and (iv) continuation of medical and life insurance benefits for a period of eighteen months following termination. In the event that Mr. Moore's employment is terminated as a result of his death, disability or retirement, he will be entitled to receive his accrued salary through the date of termination, and each equity-based award held by Mr. Moore shall vest in accordance with the applicable plan or grant or agreement.

              The Corporation's employment agreement with Terrence Ronan provides that if he is terminated by the Corporation either following a determination by the Board of Directors that the executive officer's performance is unsatisfactory with respect to annually approved goals and objectives (with 90 days prior written notice to the executive officer, and not during any period that is 90 days preceding or one year following a change in control) or for any reason other than cause, or if he resigns within 90 days preceding or one year after a change in control because certain further triggering events have occurred including material reduction in salary or benefits (including annual STIP or LTIP), relocation, change in position (including status, offices, titles and reporting relationships), authority, duties or responsibilities, or the Corporation's breach of the employment agreement, then the following are paid or provided under the employment agreement: (i) his base salary through the termination date, to the extent not yet paid; (ii) a lump sum termination payment equal to two times the average, during the last two years, of the sum of the respective executive officer's: (a) base salary, (b) annual STIP, and (c) the most recent matching contribution to his 401(k) plan (the sum of (a), (b) and (c) being the executive officer's "Total Annual Compensation"); (iii) immediate vesting of all previous awards under the LTIP which had not yet vested; (iv) continuation of all employee benefits for a period of one year following termination; and (v) costs of outplacement services customary for senior executives at the respective executive officer's level for a period of 12 months following termination with the cost capped at $25,000.

              The Corporation's employment agreement with Joseph E. Cofelice provides that if he is terminated by the Corporation for any reason other than cause, or if Mr. Cofelice terminates his employment for good reason, then the following are paid under the employment agreement: (i) his base salary through the termination date, to the extent not yet paid or provided; (ii) a lump sum termination payment equal to his then-current base salary (without giving effect to any material salary reduction), plus a pro-rata amount, based on the number of days elapsed during the fiscal year in which the Date of Termination occurs, of the target bonus provided for in Mr. Cofelice's employment agreement (75% of annual base salary); (iii) if such termination was by the Corporation other than for cause or, following a change in control, by Mr. Cofelice for good reason, immediate vesting of LTIP which had not yet vested, and (iv) continuation of medical insurance benefits for a period of one year following termination. In order to receive these termination benefits (other than unpaid base salary through termination date), the executive officer must execute a general waiver and release of claims against the Corporation and its affiliates. In the event that Mr. Cofelice's employment is terminated as a result of his death, disability or retirement, he will be entitled to receive his accrued salary through the date of termination, and each equity-based award held by Mr. Cofelice shall vest in accordance with the applicable plan or grant or agreement. Effective February 27, 2018, Mr. Cofelice's employment agreement was amended to provide that, if he is terminated by the Corporation for any reason other than cause, or if Mr. Cofelice terminates his employment for good reason, in each case occurring within the 12-month period following a change in control, (x) the termination payment described in item (ii) above will instead be equal to the sum of (a) two times his then-current base salary without giving effect to a material salary reduction, if any, and (b) a pro-rata amount, based on the number of days elapsed during the fiscal year in which the Date of Termination occurs, of the target bonus provided for in Mr. Cofelice's employment agreement (75% of annual base salary), and (y) the continuation of medical insurance benefits described in item (iv) above will instead be for a period of 18 months following termination.

              The following table provides, for Messrs. Moore, Ronan, Cofelice, Levy and Rorabaugh an estimate of the payments payable by us, assuming certain termination scenarios. The amounts shown assume that such termination was effective, and to the extent applicable, a change in control occurred, as of December 31, 2018 and thus only include amounts earned through such time and are estimates of the amounts that would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of each such executive officer's separation from the Corporation.

Name	Type of payment	Termination payment (US$)		Vesting of stock-based compensation(1) (US$)		Employee benefits (US$)	Total (US$)
James J. Moore, Jr.	Termination without cause or for good reason	1,581,250	(2)	2,788,834		71,171	4,441,255
Terrence Ronan	Termination without cause or, in connection with change in control, for good reason	1,647,250	(3)	726,976		59,284	2,433,510
Joseph E. Cofelice	Termination without cause or for good reason	700,000	(4)	675,929	(5)	35,732	1,411,661
	Termination without cause or for good reason, in each case, in connection with change in control	1,100,000	(6)	675,929	(5)	53,598	1,829,527
Jeffrey S. Levy	Termination without cause or, in connection with change in control, for good reason	—		493,902		—	493,902
Philip D. Rorabaugh	Termination without cause or, in connection with change in control, for good reason	—		448,466		—	448,466

(1)
This amount is calculated based on the five-day weighted average closing price of a Common Share on the TSX, converted to US$, as of December 31, 2018 ($2.11).

(2)
Includes the sum of (a) two times current base salary and (b) one times the pro-rated target bonus provided for in Mr. Moore's employment agreement (75% of annual base salary).

(3)
Includes two times the average, during the last two years, of the sum of Mr. Ronan's: (a) base salary, (b) actual STIP payment, and (c) the most recent matching contribution to his 401(k) plan.

(4)
Includes the sum of (a) one times current base salary and (b) one times the pro-rated target bonus provided for in Mr. Cofelice's employment agreement (75% of annual base salary).

(5)
For Mr. Cofelice, acceleration of unvested notional shares occurs upon his termination by the Corporation other than for cause or, following a change in control, by Mr. Cofelice for good reason.

(6)
Effective February 27, 2018, for terminations arising only from a change in control, the termination payment is equal to the sum of (a) two times Mr. Cofelice's then-current base salary without giving effect to a material salary reduction, if any, and (b) a pro-rata amount, based on the number of days elapsed during the fiscal year in which the termination occurs, of the target bonus provided for in Mr. Cofelice's employment agreement (75% of annual base salary).

Subsequent Events

              In January 2019, our Board of Directors approved certain amendments to the LTIP, applicable to awards granted after January 2019 (the LTIP as amended, the "6th A&R LTIP"); certain amendments to awards outstanding under the LTIP granted prior to January 2019, including those of each of our named executive officers (the "Legacy Award Amendments"), and certain amendments to the Transition Equity Grant Participation Agreement between the Corporation and Mr. Moore (the "Transition Award Amendment").

              Under the 6th A&R LTIP, (i) in the event a named executive officer's employment is terminated (x) due to retirement after attaining the age of 62 and following the occurrence of a change of control or (y) due to disability, his or her notional share awards will immediately vest in full and be settled as soon as practicable thereafter, rather than continuing to vest on their original schedule, and (ii) in the event that the Corporation experiences a change of control, unless a named executive officer's notional share awards either (x) continue to remain outstanding and the Corporation's common shares continue to be publicly traded on a national securities exchange or (y) are replaced with or converted into substantially equivalent awards, including with respect to the vesting schedule, accelerated vesting terms, redemption terms and value of the original notional share awards, that are in respect of equity interests that are publicly traded on a national securities exchange (a change of control where such conditions are not satisfied, a "Non-Qualifying Change of Control"), then, all notional share awards held by such named executive officer will immediately vest and be settled in cash as soon as practicable thereafter, rather than requiring a qualifying termination of employment to occur following such Non-Qualifying Change of Control. Both under the 6th A&R LTIP and the prior version of the LTIP, in the event (a) a named executive officer is terminated by the Corporation without Cause, his or her notional share awards will immediately vest in full, (b) a named executive officer resigns for good reason following a change in control, his or her notional share awards will immediately vest in full, or (c) a named executive officer retires after attaining the age of 62 and prior to the occurrence of a change of control, his or her notional share awards will continue to vest on their original schedule notwithstanding such retirement.

              In connection with the adoption of the 6th A&R LTIP, our Board of Directors also approved the Legacy Award Amendments, in order to conform the vesting schedule applicable to notional share awards granted under the prior version of the LTIP in the event of a Non-Qualifying Change of Control of the Corporation to those of awards granted under the 6th A&R LTIP. Specifically, in the event the Corporation experiences a Non-Qualifying Change of Control, the notional share awards of named executive officers will immediately vest in full, rather than requiring a qualifying termination of employment to occur following such Non-Qualifying Change of Control. In order to comply with Section 409A of the U.S. Internal Revenue Code, following such accelerated vesting, such notional share awards will be settled in cash on the earlier of (i) their originally scheduled vesting date or (ii) the named executive officer's separation from service (other than due to disability or retirement).

              The Corporation also entered into the Transition Award Amendment with Mr. Moore, in order to conform the vesting schedule applicable to the performance-based portion of Mr. Moore's transition notional share award in the event of a change of control of the Corporation to those of awards granted under the 6th A&R LTIP. The original Transition Equity

Grant Participation Agreement between Mr. Moore and the Corporation provided that his transition notional share award will immediately vest in full and be settled as soon as practicable thereafter in the event Mr. Moore is terminated without cause, resigns for good reason or dies. The Transition Award Amendment provides that, in addition, in the event the Corporation experiences a change of control, following which Mr. Moore retires after attaining the age of 62 or becomes disabled, the performance-based portion of Mr. Moore's transition notional share award will similarly immediately vest in full. The Transition Award Amendment also (i) clarifies that, in the event of a change of control, the redemption price of Mr. Moore's transition notional share award will be locked-in at the transaction price, although the redemption of such award will remain subject to Mr. Moore experiencing a qualifying termination, and (ii) clarifies the language providing that upon a termination without cause or resignation for good reason, Mr. Moore's transition notional share award will vest in full.

Compensation Risk Assessment

              The Corporation has reviewed the Corporation's compensation policies and practices for all employees and concluded that any risks arising from the Corporation's policies, plans and programs are not reasonably likely to have a material adverse effect on the Corporation. The Corporation reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk-taking and concluded:

  •
  the allocation of compensation between cash compensation and long-term equity compensation, combined with the vesting schedule under the LTIP, discourages short-term risk-taking;

  •
  the approach to goal setting, setting of targets with payouts at multiple levels of performance, capping the amount of the Corporation's incentive payouts, and evaluation of performance results assist in mitigating excessive risk-taking; and

  •
  the compensation decisions include subjective considerations, which limit the influence of formulae or objective factors on excessive risk-taking.

              To complement the existing risk-reducing features of the Corporation's compensation policies and practices, the Corporation has adopted a share ownership policy that promotes long-term ownership by executive officers, implemented a clawback policy for the Corporation's Chief Executive Officer and executive officers, and implemented an Anti-Hedging /Anti-Pledging policy. Under this policy, short sales of the Corporation's securities and put, call or other derivative security transactions relating to the Corporation's securities are not permitted. Participation in hedging or monetization transactions, including zero-cost collars, equity swaps, exchange funds and forward sale contracts involving the Corporation's securities are not permitted. The Corporation's securities may not be pledged as collateral for a loan.

Chief Executive Officer Pay Ratio Disclosure

              For 2018, the total compensation of James J. Moore, Jr., the Corporation's President and Chief Executive Officer, was $2,068,465, as shown in the Summary Compensation Table on page 47 of this Information Circular and Proxy Statement. After adding to Mr. Moore's total compensation the amount of certain benefits that he received that are offered on a non-discriminatory basis to all salaried employees of the Corporation (and therefore not required to be disclosed under SEC rules), Mr. Moore's adjusted total compensation was $2,093,821. The total compensation of the Corporation's median employee, calculated in the same manner, was $155,103, which results in an approximate ratio of 13.5:1.

              We calculated this ratio under the applicable SEC rules. We identified a new median employee for 2018 using the same method that we used to identify our median employee in 2017. At December 31, 2018, the Corporation had 165 active employees in the United States and 63 in Canada. We included all active employees in the determination of the median employee. To determine the median employee, we compared the taxable wages from Box 5 (Medicare wages and tips) of each U.S. employee's 2018 Form W-2, and equivalent taxable wages from Canadian employees translated to U.S. dollars using the December 31, 2018 exchange rate of 1.36, excluding Mr. Moore from the comparison.

              Once we determined the median employee, we then calculated the total 2018 compensation of that employee in the same manner as presented in the Summary Compensation Table for Mr. Moore. The median employee's total compensation included wages, overtime earnings, non-equity incentive plan compensation and the employer cost of benefits, including the Corporation's matching contribution to a 401(k) plan in which the median employee participates. The median employee is located in the United States.

MATTER 3: SPECIAL BUSINESS—AMENDMENT AND RESTATEMENT AND RECONFIRMATION OF THE RIGHTS PLAN

Amendment and Restatement and Reconfirmation of Shareholder Rights Plan

              The Corporation adopted and entered into the Shareholder Rights Plan with Computershare Investor Services Inc. (the "Rights Agent"), as rights agent, on February 28, 2013 (the "Existing Rights Plan"). The purposes of the Existing Rights Plan were: (i) to provide the Board of Directors and Shareholders with sufficient time to consider any take-over bid made for the Corporation and to allow enough time for competing bids and alternative proposals to emerge; (ii) to ensure that all Shareholders are treated fairly in any transaction involving a change of control of the Corporation and that all Shareholders have an equal opportunity to participate in the benefits of a take-over bid; and (iii) to encourage potential acquirers to make a Permitted Bid (as defined in the Existing Rights Plan) or, alternatively, to negotiate the terms of any offer for Common Shares with the Board of Directors.

              In order to remain effective, the terms of the Existing Rights Plan require that it be reconfirmed by Shareholders at every third annual Shareholders meeting. The Board of Directors believes that it is in the best interest of Shareholders that the Existing Rights Plan be reconfirmed, as well as amended and restated to reflect the amendments discussed below.

              At the Meeting, Shareholders will be asked to pass an ordinary resolution approving, ratifying and confirming an Amended and Restated Shareholder Rights Plan between the Corporation and the Rights Agent (the "Amended and Restated Rights Plan").

Take-Over Bid Amendments

              On May 9, 2016, certain amendments to the Canadian take-over bid regime (the "TOB Amendments") came into effect, which required, among other things, that all non-exempt take-over bids:

  •
  meet a minimum tender requirement where bidders must receive tenders of more than 50% of the outstanding securities that are subject to the bid and held by disinterested shareholders;

  •
  remain open for a minimum deposit period of 105 days, unless the target board states in a news release an acceptable shorter deposit period of not less than 35 days, or the target board states in a news release that it has agreed to enter into a specific alternative transaction (such as a plan of arrangement) in which case the 35-day period would apply to all concurrent take-over bids; and

  •
  be extended for an additional 10 days after the minimum tender requirement is met and all other terms and conditions of the bid have been complied with or waived.

              Under the previous regime, non-exempt take-over bids were only required to remain open for 35 days and were not subject to any minimum tender requirement or an extension requirement once the bidder had taken up deposited securities.

              While the TOB Amendments provide many of the protections provided by the Amended and Restated Rights Plan, the TOB Amendments do not address the risk of a "creeping take-over bid" where an acquirer may acquire a controlling position in an issuer in reliance on exemptions from the take-over bid requirements and without having to make a take-over bid to all shareholders. As a result, the Board has determined that it is in the best interests of the Corporation to enter into the Amended and Restated Rights Plan to attempt to prevent "creeping take-over bids" and the acquisition of control by a third party without paying an appropriate control premium.

              The Board of Directors believes that the Existing Rights Plan should be amended and restated pursuant to the Amended and Restated Rights Plan in order to better reflect the TOB Amendments, as well as current Canadian corporate best practices, and to incorporate certain other administrative changes. The Amended and Restated Rights Plan is not intended to prevent a take-over of the Corporation. Approval of the Amended and Restated Rights Plan is not being sought in response to, or in anticipation of, any pending or threatened take-over bid and the Board of Directors is not aware of any third party considering or preparing any proposal to acquire control of the Corporation.

              The proposed amendments to the Existing Rights Plan include, among other administrative changes, the following:

  •
  revisions to the definitions of "Acquiring Person", "Grandfathered Person", "Disqualification Date", "Beneficial Owner", "close of business", "Competing Permitted Bid", "controlled", "Convertible Securities", "Exempt Acquisition", "Expiration Time", "Offer to Acquire", and "Permitted Bid";

  •
  addition of the definitions of "Book Entry Form", "Book Entry Rights Procedures", "Constating Documents", "Disposition Date", "Election to Exercise", "Expansion Factor", "holder", "NI 62-103", "NI 62-104", "Rights Register", "Transferee" and "Voting Share Acquisition Date"; and

  •
  revisions to allow the Corporation to maintain the rights issued pursuant to the Amended and Restated Rights Plan in book entry form.

              A copy of the Amended and Restated Rights Plan blacklined to the Existing Rights Plan is set forth in Schedule "B" hereto.

Background

              The Amended and Restated Rights Plan, which is in a typical form for Canadian publicly-listed issuers, was reviewed by the Corporation's Board of Directors, which reviewed and considered the Amended and Restated Rights Plan with the Corporation's legal advisors. The Amended and Restated Rights Plan is designed to encourage the fair and equal treatment of Shareholders in connection with any take-over bid for the Corporation. While applicable securities legislation addresses many concerns about unequal treatment of Shareholders, there remains a possibility that control or effective control may be acquired pursuant to private agreements in which a small number of Shareholders dispose of Common Shares at a premium to the market price and other Shareholders have no opportunity to participate, or that a control position could be accumulated over time without payment of fair value for control or fair sharing of any control premium among all Shareholders. The Amended and Restated Rights Plan enables the Corporation to preserve its ability to obtain the best value for all Shareholders. Under the Existing Rights Plan, one share purchase right was issued and attached to each outstanding Common Share of the Corporation as of March 11, 2013. The rights become exercisable only if a bidder acquires or announces an intention to acquire a total of 20% or more of the Corporation's outstanding Common Shares, other than pursuant to a Permitted Bid as defined in the Amended and Restated Rights Plan and subject to the ability of the Board of Directors to defer the time at which the rights become exercisable. Following the acquisition of

20% of the outstanding Common Shares by the bidder, each right held by a person other than the bidder would entitle the holder to purchase Common Shares at a substantial discount to their then prevailing market price. The issuance of the Common Shares upon exercise of the rights is subject to receipt of regulatory approval.

Summary

              On February 28, 2013, pursuant to the Existing Rights Plan, one Common Share purchase right (individually, a "Right" and, collectively, the "Rights") was issued for each outstanding Common Share to Shareholders of record at the close of business on March 11, 2013 (the "Record Time"). One Right has been and will be issued in respect of each Common Share issued thereafter, subject to the limitations set forth in the Amended and Restated Rights Plan. The Amended and Restated Rights Plan utilizes the mechanism of the "Permitted Bid" (as described below) to protect Shareholders by requiring all potential bidders to comply with the conditions specified in the Permitted Bid provisions or else such bidders are subject to the dilutive features of the Amended and Restated Rights Plan.

              Under the Amended and Restated Rights Plan, the Rights are evidenced by the certificates evidencing Common Shares (or other evidence of registration (including confirmation in book entry form) until the close of business on the tenth trading day after the earliest of: (i) the first date of public announcement by the Corporation or an Acquiring Person (as defined below) of facts indicating that a person has become an Acquiring Person; (ii) the date of commencement of, or first public announcement of the intent of any person (other than the Corporation or any subsidiary of the Corporation) to commence, a take-over bid, other than a Permitted Bid or a Competing Permitted Bid (each as defined below); or (iii) the date upon which a Permitted Bid or Competing Permitted Bid ceases to qualify as such, or such later date as may be determined by the Board of Directors, in good faith (the "Separation Time"). Prior to the Separation Time, the Rights will not be exercisable. Following the Separation Time, each Right will entitle the registered holder to purchase from the Corporation one Common Share at a price of $100 per Common Share, subject to adjustment pursuant to the terms of the Amended and Restated Rights Plan (the "Exercise Price").

              Under the Amended and Restated Rights Plan, if a transaction or event occurs that results in a person becoming an Acquiring Person (a "Flip-in Event") then the Rights beneficially owned by an Acquiring Person, its associates, affiliates and any person acting jointly or in concert with the foregoing (or any direct or indirect transferee or successor of such Rights) will become null and void and the Rights (other than those beneficially owned by the Acquiring Person, its associates, affiliates and any person acting jointly or in concert with the foregoing or any transferee of such Rights) entitle the holder to purchase, effective at the close of business on the tenth business day after the first date of public announcement by the Corporation or an Acquiring Person of facts indicating that a person has become an Acquiring Person, for the Exercise Price, that number of Common Shares having an aggregate market price equal to twice the Exercise Price, subject to adjustment in certain circumstances.

              An "Acquiring Person" is a person that beneficially owns 20% or more of the Corporation's outstanding voting shares, other than the Corporation or any subsidiary of the Corporation, an underwriter acquiring voting shares from the Corporation in connection with a distribution of securities, a Grandfathered Person (as defined below) or any person that would become an Acquiring Person as a result of certain exempt transactions. These exempt transactions include, among others, (i) acquisitions pursuant to a Permitted Bid or a Competing Permitted Bid, (ii) certain other specified exempt acquisitions, and (iii) transactions to which the application of the Amended and Restated Rights Plan has been waived by the Board of

Directors. A "Grandfathered Person" means each person that beneficially owns, as of the Record Time, 20% or more of the outstanding voting shares, except that (a) each such person will be considered a Grandfathered Person only if and so long as the voting shares that are beneficially owned by such person do not exceed the number of voting shares which are beneficially owned by such person as of the Record Time, plus any additional voting shares representing not more than 1% of the Common Shares outstanding, and (b) a person will cease to be a Grandfathered Person immediately at such time as such person ceases to be the beneficial owner of 20% or more of the voting shares then outstanding.

              The Amended and Restated Rights Plan is not triggered by a Permitted Bid or a Competing Permitted Bid.

              A "Permitted Bid" is a take-over bid where the bid is made by way of a take-over bid circular to all registered holders of the Corporation's voting shares, other than the offeror, and the bid is subject to irrevocable and unqualified conditions (and only so long as all the conditions are met) that (i) no voting shares shall be taken up or paid for prior to the close of business on a date which is not earlier than 105 days after the date of the take-over bid circular is sent to shareholders or such shorter minimum period as determined under National Instrument 62-104—Take-Over Bids and Issuer Bids ("NI 62-104") for which a take-over bid must remain open for deposit of securities thereunder and then only if more than 50% of the outstanding voting shares held by Independent Shareholders (as defined below) have been deposited or tendered pursuant to the take-over bid and not withdrawn, (ii) voting shares may be deposited pursuant to the take-over bid (unless the take-over bid is withdrawn) at any time prior to the date on which voting shares are first taken up and paid for under the take-over bid and may be withdrawn until taken up and paid for, and (iii) if on the date on which voting shares may be taken up and paid for, more than 50% of the voting shares held by Independent Shareholders have been deposited or tendered pursuant to the take-over bid and not withdrawn, that fact will be publicly announced by the offeror and the take-over bid will be extended for at least 10 days following such announcement.

              "Independent Shareholders" means holders of Common Shares, but shall not include (i) any Acquiring Person or any offeror, or any affiliate or associate of such Acquiring Person or such offeror, or any person acting jointly or in concert with such Acquiring Person or such offeror, or (ii) any person holding Common Shares as an administrator or trustee under any employee benefit plan, stock purchase plan, deferred profit sharing plan or any similar plan or trust for the benefit of employees of the Corporation or a subsidiary of the Corporation, unless the beneficiaries of any such plan or trust direct the manner in which the Common Shares are to be voted or direct whether the Common Shares are to be deposited or tendered to a take-over bid.

              A "Competing Permitted Bid" is a take-over bid made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry of that Permitted Bid or Competing Permitted Bid and that satisfies all the criteria of a Permitted Bid except that since it is made after a Permitted Bid has been made, the minimum deposit period and the time period for the take-up of and payment for voting shares tendered under a Competing Permitted Bid is after the close of business on the last day of the minimum initial deposit period that such take-over bid must remain open for deposits of securities thereunder pursuant to NI 62-104 after the date of the take-over bid constituting the Competing Permitted Bid.

              Neither a Permitted Bid nor a Competing Permitted Bid is required to be approved by the Board of Directors and such bids may be made directly to Shareholders. Acquisitions of the Corporation's voting shares made pursuant to a Permitted Bid or a Competing Permitted Bid do not give rise to a Flip-in Event.

Certificates and Transferability

              The Amended and Restated Rights Plan provides that, until the Separation Time, the Rights may be transferred with and only with the Common Shares and certificates (or other evidence of registration (including confirmation in book entry form)) for Common Shares will evidence one Right for each Common Share represented thereby. Certificates for Common Shares issued after the Record Time shall bear a legend stating that each certificate also represents one Right. Promptly after the Separation Time, in the event the Corporation determines to issue separate certificates evidencing the Rights ("Right Certificates"), the Rights Certificates will be mailed to holders of record of Common Shares as of the Separation Time (other than an Acquiring Person and other excluded persons pursuant to the terms of the Amended and Restated Rights Plan). In the event that the Corporation determines to issue Rights Certificates, such separate Right Certificates alone will evidence the Rights. Until a Right is exercised, the holder thereof, as such, will have no rights as a Shareholder, including no right to vote or to receive dividends.

Redemption, Waiver and Amendment

              The Board of Directors may, at any time prior to the occurrence of a Flip-In Event, with the consent of the majority of Independent Shareholders if prior to the Separation Time or the majority of the holders of Rights (other than an Acquired Person or other holder excluded by the terms of the Amended and Restated Rights Plan) if after the Separation Time, redeem the Rights in whole, but not in part, at a price of $0.0001 per Right, subject to adjustment (the "Redemption Price"). Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

              The Board of Directors may, at any time prior to the occurrence of a Flip-in Event that would occur by reason of an acquisition of the Corporation's Common Shares otherwise than pursuant to a take-over bid made by means of a take-over bid circular to all holders of record of Common Shares, with the prior consent of the majority of Independent Shareholders, waive the application of the Rights Plan to such Flip-in Event. In such event, the Board of Directors will extend the Separation Time to a date at least 10 business days following the meeting of Shareholders called to approve such waiver.

              The Board of Directors may also waive the application of the Rights Plan to a Flip-in Event, if the Board of Directors has determined that the Acquiring Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person. Any such waiver must be on the condition that such Acquiring Person: (a) has, within 30 days after the Board of Directors' determination (or such earlier or later date as the Board of Directors decides), reduced its beneficial ownership of the voting shares such that it is no longer an Acquiring Person; or (b) enters into a contractual arrangement with the Corporation, on terms acceptable to the Board of Directors, to reduce its beneficial ownership of voting shares within 30 days of the entry into such contractual arrangement; and in the event of such waiver, for the purposes of the Amended and Restated Rights Plan, the Flip-in Event shall be deemed never to have occurred.

              In the event that, prior to the occurrence of a Flip-in Event, a person acquires Common Shares pursuant to a Permitted Bid, a Competing Permitted Bid or pursuant to a take-over bid for which the Board of Directors has waived the application of the Amended and Restated Rights Plan, then the Corporation shall, immediately upon the consummation of such acquisition and without further formality, redeem the Rights for the Redemption Price.

              The Board of Directors may, at any time prior to the occurrence of a Flip-in Event that would occur by reason of a take-over bid for all of the voting shares made by means of a take-over bid circular sent to all holders of record of voting shares, waive the application of the Amended and Restated Rights Plan to such Flip-in Event by prior written notice delivered to the Rights Agent, provided however, that if the Board of Directors waives the application of the Amended and Restated Rights Plan to such Flip-in Event, the Board of Directors shall be deemed to have waived the application of the Rights Plan to any other Flip-in Event occurring by reason of any take-over bid for all voting shares which is made by means of a take-over bid circular sent to all holders of record of voting shares prior to the expiry, termination or withdrawal of any take-over bid in respect of which a waiver is, or is deemed to have been granted.

              Prior to the Separation Time, the Corporation may, by resolution of the Board of Directors and with the prior consent of the majority of Independent Shareholders, supplement or amend the Amended and Restated Rights Plan and the Rights (whether or not such action would materially adversely affect the interests of the holders of the Rights generally). Following the Separation Time, the Corporation may, by resolution of the Board of Directors and with the prior consent of the majority of the holders of the Rights (other than an Acquiring Person or other holder as excluded by the terms of the Rights Plan), supplement or amend the Amended and Restated Rights Plan and the Rights (whether or not such action would materially adversely affect the interests of the holders of the Rights generally).

Term

              If reconfirmed at the Meeting, the Amended and Restated Rights Plan must be reconfirmed at every third annual meeting following the Meeting, or the Amended and Restated Rights Plan and the Rights will otherwise terminate on the date of the Meeting if the Amended and Restated Rights Plan is not reconfirmed or presented for reconfirmation.

Effect of Amended and Restated Rights Plan

              The Board of Directors believes that the ultimate effect of the Amended and Restated Rights Plan is to ensure equal treatment of Shareholders in the context of an acquisition of control. It is not the intention of the Board of Directors to entrench itself or avoid a bid for control that is fair and in the best interest of the Corporation. For example, Shareholders may tender to a bid that meets the Permitted Bid criteria without triggering the Amended and Restated Rights Plan, regardless of the acceptability of the bid to the Board of Directors. The Amended and Restated Rights Plan does not diminish or detract from the duty of the Board of Directors to act honestly, in good faith and in the best interests of the Corporation, or to consider on that basis any take-over bid that is made, nor does the Amended and Restated Rights Plan alter the proxy mechanism to change the Board of Directors or change the way in which the Common Shares trade. The Amended and Restated Rights Plan was not adopted in response to, or in anticipation of, any known take-over bid or proposal to acquire control of the Corporation.

Vote Required

              In order for the resolution approving, ratifying and reconfirming the Amended and Restated Rights Plan to be effective, at least a majority of the votes cast by Shareholders present in person or represented by proxy at the Meeting must be voted in favour of the Rights Plan Resolution. If the Rights Plan Resolution is passed at the Meeting, the Amended and Restated Rights Plan will come into effect. If the Rights Plan Resolution is not passed, the Existing Rights Plan will become void and of no further force and effect and the Corporation will no longer have any form of shareholder rights plan. The Amended and Restated Rights Plan has been conditionally approved by the Toronto Stock Exchange, subject to the approval of the Shareholders and certain other confirmations.

              The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted in favour of the Rights Plan Resolution.

The Board of Directors recommends a vote FOR the approval of the Rights Plan Resolution, as disclosed in this Information Circular and Proxy Statement.

MATTER 4: SPECIAL BUSINESS—APPROVAL OF AMENDMENTS TO THE ARTICLES OF THE CORPORATION

Amendments to the Articles of the Corporation

              The Corporation is seeking Shareholder approval to amend the Articles of the Corporation to remove the Canadian director residency requirement set out at section 13.2 of the Articles. The Board of Directors consider the proposed amendment to be appropriate and in the best interests of the Corporation as it will enable the Directors to recruit the best candidates with experience for Director positions irrespective of their domicile. This would facilitate the constitution of a Board with appropriate expertise for the Corporation, both geographically and otherwise.

              The residency requirement set out in the Articles is more stringent than that prescribed by the BCBCA, the Corporation's governing law, which does not have a residency requirement for directors. Therefore, amending the residency requirement prescribed by the Articles would not contravene the Corporation's governing law, and would provide the Corporation with more flexibility to recruit directors that it considers to be the best candidates for the Board.

              In addition, the Corporation proposes to amend the Shareholder quorum provisions set out in Section 11.3 of the Articles (to increase quorum from two Shareholders to two Shareholders holding not less than 25 percent of the outstanding shares of the Corporation) and the director quorum provisions set out at section 17.10 of the Articles (to remove discretion of the directors to set the quorum). These amendments are intended to reflect institutional investor guidelines.

Vote Required

              In order for the resolution approving the amendments to the Articles to be effective, at least two-thirds of the votes cast by Shareholders present in person or represented by proxy at the Meeting must be voted in favour of the Articles Amendment Resolution.

              The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted in favour of the Articles Amendment Resolution.

The Board of Directors recommends a vote FOR the approval of the Articles Amendment Resolution, as disclosed in this Information Circular and Proxy Statement.

MATTER 5: APPOINTMENT OF AUDITORS

              The Audit Committee recommends to the Shareholders that KPMG LLP be appointed as the independent auditor of the Corporation, to hold office until the next annual meeting of the Shareholders or until their successor is appointed, and that the Directors be authorized to fix the remuneration of the auditors.

              It is anticipated that a representative of KPMG LLP will attend the Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Vote Required

              The affirmative vote of a majority of the votes cast at the Meeting is required to appoint KPMG LLP as auditors of the Corporation and to authorize the Board of Directors to fix their remuneration. The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted in favour of a resolution to appoint KPMG LLP as auditors of the Corporation and authorize the Corporation's Board of Directors to fix their remuneration. In addition, U.S. brokers will have discretionary authority to vote uninstructed shares with respect to the appointment of auditors.

External Auditor Fees

              Aggregate fees for professional services rendered by KPMG LLP for the years ended December 31, 2018 and 2017 were as follows:

Fees	2018	2017
Audit Fees(1)	$1,167,000	$1,082,350
Audit-Related Fees(2)	15,000	162,500
Tax Fees(3)	266,500	329,000
All Other Fees(4)	—	—

Total Fees	$1,448,500	$1,573,850

(1)
Audit fees in 2018 and 2017 consisted primarily of fees related to the audit of the Corporation's annual consolidated financial statements. Audit fees also included auditing procedures performed in accordance with Sarbanes-Oxley Act Section 404 and the related Public Company Accounting Oversight Board Auditing Standard Number 5 regarding the Corporation's internal control over financial reporting. This category also includes work generally only the independent registered accounting firm can reasonably provide.

(2)
Audit-related fees consisted principally of attestation services for one of the Corporation's subsidiaries in 2018 and services provided in connection with the Corporation's filings on Form S-3 in 2017.

(3)
Tax fees consisted principally of advisory and compliance services. Tax services are rendered based on facts already in existence, transactions that have already occurred, as well as tax consequences of proposed transactions.

(4)
These are fees for permissible work performed by KPMG LLP that do not meet the above categories.

              The Audit Committee pre-approves all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Corporation by KPMG LLP; however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Corporation if the "de minimis" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. There were no services provided under the "de minimis" provisions in 2018. The authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

The Audit Committee recommends a vote FOR the appointment of KPMG LLP as the auditors of the Corporation and the authorization of the Corporation's Board of Directors to fix such auditors' remuneration.

REPORT OF THE AUDIT COMMITTEE

              The members of the Audit Committee of the Board of Directors submit this report in connection with the Audit Committee's review of the financial reports for the year ended December 31, 2018 as follows:

(1)
The Audit Committee has reviewed and discussed with management the audited financial statements for the Corporation for the year ended December 31, 2018.

(2)
The Audit Committee has discussed with representatives of KPMG LLP the matters required to be discussed by PCAOB Standard AS 1301, as amended, or any successor thereto.

(3)
The Audit Committee has discussed with representatives of KPMG LLP and management KPMG LLP's independence from the Corporation and received the written disclosures and the letter from the independent accountant required by the applicable requirements of the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, "Communication with Audit Committees Concerning Independence."

              Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.

              Submitted by the Audit Committee:

    R. Foster Duncan, Chair
    Irving R. Gerstein(1)
    Kevin T. Howell
    Danielle S. Mottor
    Gilbert S. Palter

(1)
Mr. Gerstein will not stand for re-election at the Meeting.

    Financial Statements

              The Annual Report, the financial statements of the Corporation as of and for the year ended December 31, 2018 and the auditors' report thereon and this Information Circular and Proxy Statement will be placed before the Shareholders at the Meeting. No formal action will be taken at the Meeting to approve the financial statements. If any Shareholder has questions regarding such financial statements, such questions may be brought forward at the meeting.

INFORMATION CONCERNING DIRECTOR COMPENSATION

Compensation of Directors

Director Fees

              Each independent Director is entitled to receive an annual retainer of $120,000, of which 50% is paid in cash and 50% is granted in deferred share units, with the goal of aligning Director compensation with the long-term interests of shareholders via mandatory share holdings. Directors may elect to receive greater than 50% of their retainer in DSUs. Directors who serve in a leadership role receive an additional annual fee, as follows:

  •
  Chair of the Board of Directors—$35,000

  •
  Chair of the Audit Committee—$15,000

  •
  Chair of the Compensation Committee—$10,000

  •
  Chair of the Nominating and Corporate Governance Committee—$10,000

  •
  Chair of the Operations and Commercial Oversight Committee—$10,000

              The additional fees are also paid 50% in cash and 50% in DSUs. Retainers and fees are pro-rated for partial years of service on the Board of Directors or as a Committee Chair. Directors are reimbursed for out-of-pocket expenses for attending meetings but do not receive a per-meeting fee. Directors also participate in insurance and indemnification arrangements. Directors who are also executive officers of the Corporation are not entitled to any compensation for their services as a Director.

Deferred Share Unit Plan

              On April 24, 2007, the Board of Directors established a Deferred Share Unit Plan ("DSU Plan") for Directors. Under the DSU Plan, each non-management Director is entitled to elect to have a portion of the fees paid to him or her by the Corporation for his or her services as Directors contributed to the DSU Plan. All fees contributed to the DSU Plan are credited to such Director in the form of DSUs with the number of DSUs calculated based on the current market price of the Corporation's Common Shares at the time of contribution. For as long as the participant continues to serve on the Board of Directors, dividends, if any are declared, accrue on the DSUs consistent with amounts declared by the Board of Directors on the Corporation's Common Shares and additional DSUs representing the dividends are credited to the Director's account. DSUs credited to the participant's DSU account are redeemed only when a participant ceases to serve on the Board of Directors for any reason. DSUs are redeemed in cash no later than the first anniversary of the participant's termination as a Director (unless a participant elects another time no later than the end of the calendar year following the year of termination), or, in the case of participants subject to United States income tax, as soon as practicable following the participant's termination. Under the DSU Plan, the Corporation also has the discretion to provide for the redemption or substitution of DSUs upon a reorganization of the Corporation.

2018 Director Compensation

              The following table describes Director compensation for non-management Directors for the year ended December 31, 2018.

Name	Fees earned or paid in cash (US$)	Stock Awards (US$)(1)(2)	Total compensation (US$)
Irving R. Gerstein	82,500	82,500	165,000
R. Foster Duncan	66,326	66,326	132,652
Kevin T. Howell	65,000	65,000	130,000
Holli C. Ladhani(3)	31,710	31,710	63,420
Gilbert S. Palter	62,651	62,651	125,302

(1)
Reflects the grant date fair value of DSUs awarded in 2018 determined in accordance with FASB ASC Topic 718, Compensation-Stock Compensation.

(2)
As of December 31, 2018, directors held the following DSUs: 149,004 for Irving R. Gerstein, 179,124 for R. Foster Duncan, 108,622 for Kevin T. Howell, and 94,444 for Gilbert S. Palter.

(3)
Ms. Ladhani did not stand for re-election to the Board of Directors. Her term ended effective June 19, 2018. The compensation paid was pro-rated through that date.

Share Ownership Policy

              On April 1, 2013, the Board of Directors adopted the Director and Executive Officer Share Ownership Policy in order to further align the interests of the Directors with the long-term interests of the Shareholders. The Policy provides that all independent Directors are required to acquire (and thereafter maintain ownership of) a number of Common Shares (which will include notional shares under the DSU Plan described below) with a fair market value equal to a minimum of three times their annual base cash retainer within a period of three years of their respective appointment.

              On April 10, 2017, the Board of Directors modified the Director and Executive Officer Share Ownership Policy to increase the ownership requirement for independent Directors from a minimum of three times their annual base cash retainer of $60,000 to a minimum of three times their annual total retainer of $120,000. The Directors will have three years from the modification date of the policy to be in compliance.

              For purposes of the Policy, share ownership includes any shares owned, directly or indirectly, by a Director or his or her immediate family members or held by such person or his or her immediate family members as part of a tax or estate plan, and DSUs issued under the DSU Plan (described above). In the event of a decline in the price of the Corporation's Common Shares by 25% or more in any year such that the value of a Director's Common Shares falls below the requirements of the Policy set out above, the Director will have a period of one year to acquire additional Common Shares to comply with the Policy. If the Policy is not met within the required time frame, the Director will be required to elect at the earliest possible time in accordance with the provisions of the DSU Plan to have 100% of the fees paid to him or her by the Corporation for his or her services as a Director contributed to the DSU Plan until the Policy is met.

              For purposes of determining compliance with the Policy, the value of a share means an assumed per share value based on the average of the closing prices of a Common Share on the

New York Stock Exchange on the last trading day of each of the previous four fiscal quarters. As of the market close December 31, 2018, for the previous four quarters then ended, the per share value was $2.17. As of December 31, 2018, all independent Directors then serving on the Board of Directors were in compliance with the Policy as calculated with three times their annual total retainer of $120,000.

Compensation Committee Interlocks and Insider Participation

              During 2018, Messrs. Duncan, Howell, Gerstein and Palter served as members of the Compensation Committee of the Board of Directors. Ms. Mottor became a member of the Compensation Committee in January 2019, when she joined the Board of Directors.

              During 2018, none of the executive officers of the Corporation has served as: (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee; (ii) a director of another entity, one of whose executive officers served on the Board of Directors; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Board of Directors.

ADDITIONAL GOVERNANCE INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Exchange Act requires the Corporation's officers and Directors, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, Directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) reports they file.

              Based solely on a review of the reports furnished to the Corporation, the Corporation believes that during the year ended December 31, 2018, the Corporation's officers and Directors timely filed all reports they were required to file under Section 16(a).

Certain Relationships and Related Party Transactions

              Other than the compensation agreements and arrangements described herein, there has not been since the beginning of the Corporation's last fiscal year, and there is not currently proposed, any transaction or series of similar transactions to which the Corporation was or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any related person had or will have a direct or indirect material interest.

Policies and Procedures for Review of Transactions with Related Persons

              The Corporation requires that any related party transaction be brought to the attention of the Board of Directors for review and pre-approval. The Board of Directors will review and pre-approve all relationships and transactions in which the Corporation and any of the Directors, director nominees and executive officers and their immediate family members, as well as holders of more than 5% of any class of its voting securities and their family members, have a direct or indirect material interest. In pre-approving or rejecting such proposed relationships and transactions, the Board of Directors shall consider the relevant facts and circumstances available and deemed relevant to this determination. When appropriate, the Board of Directors will review a report of an independent financial advisor in making a decision on whether to pre-approve a related party transaction.

Indebtedness of Directors and Officers

              For the year ended December 31, 2018, there was no indebtedness of any current or former officers or Directors of or any of its subsidiaries entered into in connection with a purchase of securities of the Corporation or its subsidiaries or for any other purpose.

Interest of Informed Persons in Material Transactions

              To the knowledge of the Directors, other than as disclosed under the heading "Certain Relationships and Related Transactions," no executive officer, Director or proposed nominee for election as a Director, or any associate or affiliate of any such persons, had any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any material transaction with the Corporation since the commencement of the Corporation's 2018 fiscal year.

Shareholder Proposals for 2020 Annual Meeting

              Shareholder proposals intended to be presented at the next annual meeting of Shareholders and which are to be considered for inclusion in the Corporation's information circular and proxy statement and form of proxy for that meeting, must be received by the Corporation on or before the earlier of (i) January 1, 2020; and (ii) the date that the Corporation has sent notice of the next annual meeting to Shareholders (the "Proposal Date"), pursuant to the Exchange Act. The form and content of proposals must also comply with the BCBCA, the Corporation's governing statute, and with the rules of the SEC governing the form and content of proposals in order to be included in the Corporation's information circular and proxy statement and form of proxy. Any such proposals should be mailed to the Corporate Secretary at Atlantic Power Corporation, 3 Allied Drive, Suite 155, Dedham, Massachusetts, 02026, with a copy to Atlantic Power Corporation, c/o MLT Aikins LLP, 355 Burrard Street, Suite 1900, Vancouver, British Columbia, Canada V6C 2G8.

              Notice of a Shareholder proposal will be considered untimely if received by the Corporation after the Proposal Date, pursuant to the Exchange Act. The Advance Notice Policy as described in this information circular and proxy statement requires notice of Shareholder nominations for directors to be presented at the next annual meeting of Shareholders to be made not less than 30 days nor more than 65 days prior to the date of the next annual meeting of Shareholders; provided, however, that in the event that the annual meeting of Shareholders is to be held on a date that is less than 50 days after the date (the "Notice Date") on which the first public announcement of the date of the annual meeting was made, notice by the nominating Shareholder may be made not later than the close of business on the tenth day following the Notice Date. The form and content of proposals and nominations must also comply with the BCBCA and, to the extent applicable, the rules of the SEC governing form and content of proposals and the Advance Notice Policy.

Shareholder Communications

              Shareholders who wish to communicate with any of the Directors or the Board of Directors as a group may do so by writing to them at Name(s) of Directors(s)/Board of Directors, c/o Corporate Secretary, Atlantic Power Corporation, 3 Allied Drive, Suite 155, Dedham, Massachusetts 02026. All correspondence will be promptly forwarded by the Corporate Secretary to the addressee.

Directions to 2019 Annual and Special Meeting

              Directions to attend the Meeting where you may vote in person can be obtained on the Corporation's website at www.atlanticpower.com under "MEDIA & EVENTS—Annual General Meeting" and via phone at (617) 977-2700. Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

Availability of the Corporation's Annual Report on Form 10-K

              Financial information is provided in the Corporation's comparative financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") in the Corporation's Annual Report on Form 10-K. Copies of the Corporation's

financial statements as of and for the year ended December 31, 2018, together with the auditors' report thereon, the MD&A, the Corporation's Annual Report on Form 10-K and this Information Circular and Proxy Statement are available upon written request from the Corporate Secretary of the Corporation, 3 Allied Drive, Suite 155, Dedham, Massachusetts 02026, via phone (617) 977-2700 or via email at info@atlanticpower.com. The Corporation may require payment of a reasonable charge if the request is made by a person who is not a Shareholder. These documents and additional information relating to the Corporation may also be found on SEDAR at www.sedar.com, on EDGAR at www.sec.gov/edgar.shtml and on the Corporation's website at www.atlanticpower.com. Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

OTHER BUSINESS

              The Directors and management are not aware of any matters intended to come before the Meeting other than those items of business set forth in the attached Notice of Meeting accompanying this Information Circular and Proxy Statement. If any other matters properly come before the Meeting, it is the intention of the persons named in the Form of Proxy to vote in respect of those matters in accordance with their judgment.

APPROVAL OF DIRECTORS

              The contents and the sending of this Information Circular and Proxy Statement to the Shareholders have been approved by the Board of Directors.

BY ORDER OF THE BOARD OF DIRECTORS
Dated: April , 2019	"Irving R. Gerstein" Chair of the Board of Directors Atlantic Power Corporation

SCHEDULE A

MANDATE OF THE BOARD OF DIRECTORS

ATLANTIC POWER CORPORATION

CHARTER OF THE BOARD OF DIRECTORS

              The purpose of this charter is to set out the mandate and responsibilities of the board of directors (the "Board") of Atlantic Power Corporation (the "Issuer").

Composition

              The Board shall be constituted with a majority of individuals who qualify as "independent directors" as defined in National Policy 58-201—Corporate Governance Guidelines, applicable securities law and the relevant listing standards of the New York Stock Exchange. The Board collectively should possess a broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of the Issuer's business and affairs.

Responsibilities of the Board of Directors

              The Board is responsible for the stewardship of the Issuer and in that regard shall be specifically responsible for:

  i.
  adopting a strategic planning process and approving, on at least an annual basis, a budget, and evaluating and discussing a strategic plan for the upcoming year which takes into account, among other things, the opportunities and risks of the Issuer's business and investments;

  ii.
  to the extent feasible, satisfying itself as to the integrity of the Chief Executive Officer and senior officers of the Issuer that such officers create a culture of integrity throughout the organization as well as satisfying itself that the Chief Executive Officer is effectively assessing the integrity of the other senior officers of the Issuer and its subsidiaries;

  iii.
  the identification of the principal risks of the Issuer's business and ensuring the implementation of appropriate systems to manage these risks;

  iv.
  ensuring that the Issuer has adopted processes, procedures and controls that are designed to ensure compliance with all applicable laws and legal requirements;

  v.
  adopting a communication policy which enables the Issuer to communicate effectively and addresses how the Issuer interacts with all of its stakeholders, including analysts and the public, contains measures for the Issuer to avoid selective disclosure and is reviewed at such intervals or times as the Board deems appropriate;

  vi.
  with the assistance of the senior officers of the Issuer, reviewing and making recommendations to the board of managers of Atlantic Holdings with respect to all asset acquisitions and/or dispositions of the Issuer and/or any of its subsidiaries;

  vii.
  ensuring the integrity of the Issuer's internal control and management information systems;

  viii.
  from time to time, establishing and maintaining committees as it determines necessary or appropriate, but which at all times shall include:

  (a)
  a standing audit committee (the "Audit Committee");

  (b)
  standing compensation committee (the "Compensation Committee"); and

  (c)
  a standing nominating and corporate governance committee (the "Nominating Committee").

  ix.
  reviewing and reassessing the adequacy of the charters of the Audit Committee, Compensation Committee and Nominating Committee at such intervals or times as the Board deems appropriate;

  x.
  receiving recommendations of the Audit Committee respecting, and reviewing and approving, the audited, interim and any other publicly announced financial information of the Issuer;

  xi.
  reviewing and considering the results of the Compensation Committee's evaluations of the Issuer's overall compensation and significant human resource plans, policies and programs and reviewing and approving the Compensation Discussion and Analysis to be included in the Issuer's annual proxy circular based on the recommendations of the Compensation Committee;

  xii.
  receiving recommendations of the Nominating Committee regarding proposed nominees for the Board, the composition of the Board (including size and membership) and the committees of the Board, succession planning, and with respect to the Issuer's approach to governance and its corporate governance policies;

  xiii.
  meeting regularly with management to receive reports respecting the performance of the Issuer, new and proposed initiatives, the Issuer's business and investments, management concerns and any areas of concern involving the Issuer; and

  xiv.
  meeting regularly without management and non-independent directors.

              Although the Board is called upon to "manage" the business and affairs of the Issuer, the Issuer has delegated responsibility for managerial and executive oversight and certain administrative services to the Chief Executive Officer and other senior officers of the Issuer. Reciprocally, the senior officers shall keep the Board fully informed of the progress of the Issuer and its subsidiaries towards the achievement of their established goals and of all material deviations from the goals or objectives and policies established by the Board in a timely and candid manner.

              It is recognized that every director in exercising powers and discharging duties must act honestly and in good faith with a view to the best interest of the Issuer. Directors must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. In this regard, they will comply with their duties of honesty, loyalty, care, diligence, skill and prudence.

              In addition, directors are expected to carry out their duties in accordance with policies adopted by the Board from time to time, the current policy being annexed hereto as Appendix "A".

              It is expected that the Issuer's senior officers will co-operate in all ways to facilitate compliance by the Board with its legal duties by causing the Issuer and its subsidiaries to take such actions as may be necessary in that regard and by promptly reporting any data or information to the Board that may affect such compliance.

Responsibilities of Chair

              The role and responsibilities of the Chair of the Board are set out below:

  i.
  the Chair shall be expected to attend and chair meetings of the Board of the Issuer and shareholders of the Issuer;

  ii.
  the Chair shall be an independent director;

  iii.
  the Chair shall not be expected to and shall not perform policy making functions other than in his or her capacity as a director of the Issuer. The Chair shall not have the right or entitlement to bind the Issuer in his or her capacity as Chair;

  iv.
  the Chair shall provide direction with respect to the dates and frequency of Board meetings and related committee meetings and the Chair shall liaise with the Chief Executive Officer of the Issuer to prepare Board meeting agendas;

  v.
  the Chair shall ensure that the Board understands the boundaries between Board and management responsibilities; and

  vi.
  the Chair shall ensure that the Board carries out its responsibilities effectively, which will involve the Board meeting on a regular basis without management present and will include acting as a liaison between the independent directors and the Issuer's senior officers, and may involve assigning responsibility for administering the Board's relationship with management to a committee of the Board.

Decisions Requiring Prior Approval of the Board of Directors

              Approval of the Board shall be required for:

  i.
  dividends;

  ii.
  significant acquisitions/dispositions;

  iii.
  related party transactions;

  iv.
  the annual budget for the Issuer;

  v.
  the public dissemination of any financial information;

  vi.
  the issuance or repurchase of securities of the Issuer;

  vii.
  establishing or revising the charters of committees of the Board; and

  viii.
  any other matter that would give rise to a "material change" to the Issuer.

              In considering related party transactions, when appropriate, the Board will review a report of an independent financial advisor in making their decision. The foregoing list is intended to specify particular matters requiring Board approval and is not intended to be an exhaustive list.

Measures for Receiving Shareholder Feedback

              All publicly disseminated materials of the Issuer shall provide for a mechanism for feedback of shareholders. Persons designated to receive such information shall be required to provide a summary of the feedback to the directors on a semi-annual basis or at such other more frequent intervals as they see fit.

Meetings

              The Board will meet not less than four times per year: three meetings to review quarterly results; and one prior to the issuance of the annual financial results of the Issuer. A quorum for the meetings shall be a majority of the directors then holding office.

              From time to time directors may be asked to participate in Board retreats which may last one to three days.

Meeting Guidelines

              Directors will be expected to have read and considered the materials sent to them in advance of each meeting, and to be prepared to discuss the matters contained in such materials at the meeting. Administrative matters (e.g., bank signing resolutions, etc.) which require a vote will be batched for voting purposes. Directors will be expected to ask questions relating to batched items in advance of the meeting. The notice of meeting will highlight significant matters to be dealt with at each meeting so that directors can focus on reviewing the related materials. The senior officers of the Issuer will be made accessible to directors at Board meetings and Board committee meetings to fulfill their obligations.

Remuneration

              Remuneration shall be at a level which will attract and motivate professional and competent members.

Telephone Board Meetings

              A director may participate in a meeting of the directors or in a committee meeting by means of telephone, electronic or such other communications facilities as permit all persons participating in the meeting to communicate with each other and a director participating in such a meeting by such means is deemed to be present at the meeting.

              Although it is the intent of the Board to follow an agreed meeting schedule as closely as possible, from time to time, with respect to time-sensitive matters, telephone Board meetings may be required to be called in order for directors to be in a position to better fulfill their legal obligations. Alternatively, management may request the directors to approve certain matters by unanimous consent.

Expectations of Management

              The senior officers of the Issuer shall be required to report to the Board at the request of the Board on the performance of the Issuer, new and proposed initiatives, the Issuer's business and investments, management concerns and any other matter the Board or its Chair may deem appropriate. In addition, the Board expects the senior officers of the Issuer to promptly report to the Chair of the Board any significant developments, changes, transactions or proposals respecting the Issuer or its subsidiaries.

APPENDIX A
POLICY OF PRACTICES FOR DIRECTORS

Attendance at Meetings

              Each director is expected to have a very high record of attendance at meetings of the Board, and at meetings of each Board committee on which the director sits. A director is expected to:

  i.
  advise the Chair as to planned attendance at Board and committee meetings shortly after meeting schedules have been distributed;

  ii.
  advise the Chair as soon as possible after becoming aware that he or she will not be able to attend a meeting; and

  iii.
  attend a meeting by conference telephone if unable to attend in person.

Preparation for Meetings

              Directors are expected to carefully review and consider the materials distributed in advance of a meeting of the Board or a committee of the Board. Directors are also encouraged to contact the Chair, the Chief Executive Officer of the Issuer and any other appropriate officers to ask questions and discuss agenda items prior to meetings.

Conduct at Meetings

              Directors are expected to ask questions and participate in discussions at meetings, and to contribute relevant insights and experience. In discussions at meetings, a director should:

  i.
  be candid and forthright;

  ii.
  not be reluctant to express views contrary to those of the majority;

  iii.
  be concise and, in most circumstances, respect the time constraints of a meeting; and

  iv.
  be courteous to and respectful of other directors and guests in attendance.

Knowledge of the Issuer's Business

              Directors are expected to be knowledgeable with respect to the various fields and divisions of business of the Issuer. Although the senior officers of the Issuer have a duty to keep the

Board informed about developments in the Issuer's business, directors have a primary duty of care and diligence, which includes a duty of inquiry. Directors should:

  i.
  ask questions of the Issuer's senior officers and other directors/managers, at meetings and otherwise, to increase their knowledge of the business of the Issuer;

  ii.
  familiarize themselves with the risks and challenges facing the business of the Issuer;

  iii.
  read all internal memoranda and other documents circulated to the directors, and all reports and other documents issued by the Issuer for external purposes;

  iv.
  insist on receiving adequate information from the Issuer's senior officers with respect to a proposal before Board approval is requested;

  v.
  familiarize themselves with the Issuer's competitors by, among other things, reading relevant news, magazine and trade journal articles; and

  vi.
  familiarize themselves with the legal and regulatory framework within which the Issuer carries on its business.

Personal Conduct

              Directors are expected to:

  i.
  exhibit high standards of personal integrity, honesty and loyalty to the Issuer;

  ii.
  project a positive image of the Issuer to news media, the financial community, governments and their agencies, shareholders and employees;

  iii.
  be willing to contribute extra efforts, from time to time as may be necessary including, among other things, being willing to serve on committees of the Board; and

  iv.
  disclose any potential conflict of interest that may arise with the business or affairs of the Issuer and, generally, avoid entering into situations where such conflicts could arise or could reasonably be perceived to arise.

Independent Advice

              In discharging its mandate, the Board shall have the authority to retain (and authorize the payment by the Issuer of) and receive advice from, special legal, accounting or other advisors and outside consultants if appropriate.

Other Directorships and Significant Activities

              The Issuer values the experience directors bring from other boards on which they serve and other activities in which they participate, but recognizes that those boards and activities also may present demands on a director's time and availability and may present conflicts or legal issues, including independence issues. No director should serve on the board of a competitor or of a regulatory body with oversight of the Issuer. Each director should, when considering membership on another board or committee, make every effort to ensure that such membership will not impair the director's time and availability for his or her commitment to the Issuer. Directors should advise the Chair of the Board and the Chief Executive Officer before accepting membership on other public corporation boards of directors or any audit committee or other significant committee assignment on any other board of directors, or establishing other significant relationships with businesses, institutions, governmental units or regulatory entities, particularly those that may result in significant time commitments or a change in the director's relationship to the Issuer.

Schedule B

 AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT

              DATED EFFECTIVE AS OF ~~FEBRUARY 28, 2013~~    •    , 2019

between

ATLANTIC POWER CORPORATION

-and -

COMPUTERSHARE INVESTOR SERVICES INC.

as Rights Agent

ARTICLE 1—INTERPRETATION		B-1
1.1	Certain Definitions	B-1
1.2	Holder	~~12~~B-15
1.3	Acting Jointly or in Concert	~~12~~B-15
1.4	Application of Statutes, Regulations and Rules	~~12~~B-15
1.5	Currency	~~12~~B-15
1.6	Headings and References	~~12~~B-15
1.7	Singular, Plural, etc.	~~13~~B-15
ARTICLE 2—THE RIGHTS		~~13~~B-16
2.1	Legend on ~~Common~~Voting Share Certificates	~~13~~B-16
2.2	Initial Exercise Price; Exercise of Rights; Detachment of Rights	~~13~~B-16
2.3	Adjustments to Exercise Price, Number of Rights	~~16~~B-19
2.4	Date on Which Exercise is Effective	~~20~~B-24
2.5	Execution, Authentication, Delivery and Dating of Rights Certificates	~~20~~B-24
2.6	Registration, Registration of Transfer and Exchange	~~21~~B-24
2.7	Mutilated, Destroyed, Lost and Stolen Rights Certificates	~~21~~B-25
2.8	Persons Deemed Owners	~~22~~B-26
2.9	Delivery and Cancellation of Certificates	~~22~~B-26
2.10	Agreement of Rights Holders	~~22~~B-26
2.11	Rights Certificate Holder Deemed Not a Shareholder	~~23~~B-27
2.12	Book Entry Rights Exercise Procedures and Execution, Authentication, Delivery	B-27
ARTICLE 3—ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS		~~23~~B-28
3.1	Flip-in Event	~~23~~B-28
ARTICLE 4—THE RIGHTS AGENT		~~25~~B-29
4.1	General	~~25~~B-29
4.2	Merger or Amalgamation or Change of Name of Rights Agent	~~25~~B-30
4.3	Duties of Rights Agent	~~26~~B-31
4.4	Change of Rights Agent	~~27~~B-32
4.5	Compliance with Money Laundering Legislation	~~28~~B-33
4.6	Privacy Provision	~~28~~B-33
ARTICLE 5—MISCELLANEOUS		~~28~~B-33
5.1	Redemption and Waiver	~~28~~B-33
5.2	Expiration	~~30~~B-35
5.3	Issuance of New Rights Certificates	~~30~~B-35
5.4	Supplements and Amendments	~~30~~B-35
5.5	Fractional Rights and Fractional ~~Common~~Voting Shares	~~31~~B-36
5.6	Rights of Action	~~32~~B-37
5.7	Holder of Rights Not Deemed a Shareholder	~~32~~B-37
5.8	Non-Canadian and Non-U.S. Holders	~~32~~B-37
5.9	Notices	~~32~~B-38
5.10	Successors	~~33~~B-39
5.11	Benefits of this Agreement	~~33~~B-39

i

5.12	Governing Law	~~34~~B-39
5.13	Counterparts	~~34~~B-39
5.14	Severability	~~34~~B-39
5.15	Effective Date	~~34~~B-39
5.16	Reconfirmation	~~34~~B-39
5.17	Determinations and Actions by the Board of Directors	~~34~~B-40
5.18	Regulatory Approvals	~~35~~B-40
5.19	Time of the Essence	B-40

ii

AMENDED AND RESTATED
SHAREHOLDER RIGHTS PLAN AGREEMENT

              AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT dated effective as of     •    , 2019 (amending and restating the Shareholder Rights Plan dated as of February 28, 2013) between ATLANTIC POWER CORPORATION, a corporation continued under the Business Corporations Act (British Columbia) (the "Corporation") and COMPUTERSHARE INVESTOR SERVICES INC., a company existing under the laws of Canada, as rights agent (the "Rights Agent"), which term shall include any successor Rights Agent hereunder.

              WHEREAS effective February 28, 2013, the Board of Directors ~~has~~ determined it advisable and in the best interests of the Corporation to adopt a shareholder rights plan agreement ~~(the "Rights Plan")~~ to ensure, to the extent possible, that all shareholders of the Corporation are treated fairly in connection with any take-over offer for the Corporation;

              AND WHEREAS effective April 15, 2019, the Board of Directors approved certain amendments to the Corporation's shareholder rights plan (as amended and restated herein, the "Rights Plan");

              AND WHEREAS the Board of Directors has determined that the Rights Plan shall continue its ongoing effectiveness upon receiving the requisite approval of Independent Shareholders;

              AND WHEREAS in order to ~~implement~~continue the Rights Plan, the Board of Directors has ~~authorized the~~confirmed its authorization and issuance of one right ("Right"):

  (a)
  effective at the Record Time (as hereinafter defined) in respect of each Common Share (as hereinafter defined) outstanding at the Record Time; and

  (b)
  in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time (as hereinafter defined) and the Expiration Time (as hereinafter defined);

              AND WHEREAS the Corporation ~~desires to appoint~~has appointed the Rights Agent to act on behalf of the Corporation and the holders of Rights, and the Rights Agent ~~was willing~~has agreed to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

              AND WHEREAS each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth ~~therein~~herein;

              ~~AND WHEREAS the Board of Directors has resolved to seek the ratification of the Corporation's shareholders, by way of ordinary resolution within 180 days of the date hereof, of the adoption of this Rights Plan.~~

              NOW THEREFORE, in consideration of the premises and the respective agreements set forth herein, the Corporation and the Rights Agent hereby agree as follows:

ARTICLE 1—INTERPRETATION

1.1  Certain Definitions

              ~~In~~For the purposes of this Agreement, ~~unless the context otherwise requires~~the following terms have the meanings indicated:

  (a)
  "Acquiring Person" ~~means any Person who is the Beneficial Owner of~~ is a person that beneficially owns 20% or more of the Corporation's outstanding Voting

    Shares~~; provided, however, that the term "Acquiring Person" shall not include~~, other than:

    (i)
    the Corporation or any ~~Subsidiary~~subsidiary of the Corporation; ~~or~~

    (ii)
    an underwriter or member of a banking or selling group ~~that acquires~~acquiring Voting Shares from the Corporation in connection with a distribution of securities; ~~or~~

    (iii)
    any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of one or any combination of:

    (A)
    a Voting Share Reduction,

    (B)
    a Permitted Bid Acquisition,

    (C)
    an Exempt Acquisition,

    (D)
    a Pro-Rata Acquisition, or

    (E)
    a Convertible Security Acquisition,

          in each such case, until such time thereafter as such Person shall become the Beneficial Owner (otherwise than pursuant to any one or more of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro-Rata Acquisition, or a Convertible Security Acquisition) of additional Voting Shares constituting more than 1% of the Voting Shares then outstanding, in which event such Person shall become an Acquiring Person as of the date and time of acquisition of such additional Voting Shares;

    (iv)
    ~~a~~any Person ~~(a "Grandfathered Person")~~ who ~~is~~becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as ~~at the date hereof, provided, however, that this exception shall not be, and shall cease to be, applicable to a Grandfathered Person in the event that such Grandfathered Person shall, after the date hereof: (1) cease to own 20% or more of the outstanding Voting Shares; or (2) become the Beneficial Owner (other than pursuant to any one or a combination of the operation of a Voting Share Reduction, Permitted Bid Acquisition, Exempt Acquisition, Pro-Rata Acquisition or Convertible Security Acquisition) of additional Voting Shares constituting 1% or more of the outstanding Voting Shares as at the date hereof; or~~a result of a transaction to which the application of the Rights Plan has been waived by the Board pursuant to the provisions of Section 5.1 hereof;

    (v)
    a "Grandfathered Person" being a Person that beneficially owned, as of the Record Time, 20% or more of the Voting Shares, except that

    (A)
    each such Person will be considered a Grandfathered Person only if and so long as the Voting Shares that are beneficially owned by such Person do not, after the Record Time, exceed the number of Voting Shares which are beneficially owned by such person as of the Record Time, plus any additional Voting Shares representing not more than 1% of the Voting Shares outstanding, and

      (B)
      a person will cease to be a Grandfathered Person immediately at such time as such person ceases to be the beneficial owner of 20% or more of the Voting Shares then outstanding; or

    (vi)
    ~~(v)~~ for a period of 10 days after the Disqualification Date (as hereinafter defined), any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on ~~clauses~~clause (vi) ~~or (viii)~~ of the definition of Beneficial Owner solely because such Person or the Beneficial Owner of such Voting Shares makes or proposes to make a Take-over Bid, either alone or by acting jointly or in concert with any other Person. In this definition, "Disqualification Date" means the first date of public announcement of facts indicating that such Person has or is making or has announced an intention to make a Take-over Bid alone, through such Person's Affiliates or Associates, or by acting jointly or in concert with any other Person~~.~~, and includes, without limitation, a report filed pursuant to NI 62-103 or NI 62-104.

  (b)
  "Affiliate", when used to indicate a relationship with a specified ~~corporation~~Person, means a Person that directly, or indirectly through one or more controlled intermediaries, controls, or is controlled by, or is under common control with, such specified ~~corporation~~Person.

  (c)
  "Agreement" means this Amended and Restated Shareholder Rights Plan Agreement as amended and supplemented from time to time.

  (d)
  "Associate", when used to indicate a relationship with a specified Person, means (i) a spouse of such specified Person; (ii) any Person of either sex with whom such specified Person is living in a conjugal relationship outside marriage; (iii) a child of that Person; or (iv) any relative of such specified Person or of a Person mentioned in clauses (i), (ii) or (iii) of this definition if that relative has the same residence as the specified Person.

  (e)
  A Person shall be deemed the "Beneficial Owner" and to have "Beneficial Ownership" of and to "Beneficially Own", any securities:

  (i)
  of which such Person or any of such Person's Affiliates or Associates is the owner at law or in equity;

  (ii)
  as to which such Person or any of such Person's Affiliates or Associates has the right to become owner at law or in equity (~~whether~~where such right is exercisable ~~immediately or~~ within 60 days ~~thereafter~~ and whether or not on condition or the happening of any contingency or the making of any payment) pursuant to any agreement, arrangement, pledge or understanding, including but not limited to any Lock-Up Agreement or similar agreement, arrangement or understanding that is not a Permitted Lock-Up Agreement, whether or not in writing (other than (x) customary agreements with and between underwriters and/or banking group members and/or selling group members with respect to a public offering or private placement of securities, and (y) pledges of securities in the ordinary course of business), or upon the exercise of any Convertible Securities; and

    (iii)
    which are Beneficially Owned within the meaning of clauses (i) or (ii) of this definition by any other Person with which such Person is acting jointly or in concert;

        provided however, that a Person shall not be deemed the "Beneficial Owner", or to have "Beneficial Ownership" of, or to "Beneficially Own", any security:

    (iv)
    by reason of such security having been deposited or tendered pursuant to a tender or exchange offer or Take-over Bid made by such Person or any of such Person's Affiliates or Associates or any other Person referred to in clause (iii) of this definition until the earlier of such deposited or tendered security being accepted unconditionally for payment or exchange or being taken up and paid for;

    (v)
    by reason of the holder of such security having agreed to deposit or tender such security to a Take-over Bid made by such Person or any of such Person's Affiliates or Associates or any other Person referred to in clause (iii) of this definition pursuant to a Permitted Lock-up Agreement;

    (vi)
    by reason of such Person, any of such Person's Affiliates or Associates or any other Person referred to in clause (iii) of this definition holding such security, provided that:

    (A)
    the ordinary business of the Person (in this definition, the "Manager") includes the management of mutual funds or investment funds for others (which others may include or be limited to one or more employee benefit plans or pension plans) and such security is held by the Manager in the ordinary course of such business in the performance of such Manager's duties for the account of any other Person (in this definition, a "Client"), including non-discretionary accounts held on behalf of a Client by a dealer or broker registered under applicable laws;

    (B)
    the Person (in this definition, a "Trust Company") is licensed to carry on the business of a trust company under applicable law and, as such, acts as a trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each, in this definition, an "Estate Account") or in relation to other accounts (each, in this definition, an "Other Account") and holds such security, and is acting, in the ordinary course of such duties for the Estate Account or for such Other Accounts;

    (C)
    the ordinary business of such Person includes acting as an agent of the Crown in the management of public assets (in this definition, the "Crown Agent");

    (D)
    the Person is an independent Person established by statute for purposes that include, and the ordinary business or activity of such Person (in this definition, the "Statutory Body") includes, the management of investment funds for employee benefit plans, pension plans, insurance plans of various public bodies and the Statutory Body holds such security for the purposes of its activities as such; or

      (E)
      the Person (in this definition, the "Administrator") is the administrator or trustee of one or more pension funds or plans (each, in this definition, a "Plan") or is a Plan registered under the laws of Canada or any province thereof or the corresponding laws of the jurisdiction by which such Plan is governed and the Administrator or Plan holds such security for the purposes of its activities as such;

          but only if the Manager, the Trust Company, the Crown Agent, the Statutory Body, the Administrator or the Plan, as the case may be, is not then making and has not announced a current intention to make a Take-over Bid, other than an Offer to Acquire ~~Common~~Voting Shares or other securities pursuant to a distribution by the Corporation or by means of ordinary market transactions (including prearranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or an organized over-the-counter market, alone or by acting jointly or in concert with any other Person;

    (vii)
    because such Person, or any other Person acting jointly or in concert with such Person is: (A) a Client of the same Manager as another Person on whose account the Manager holds such security, or (B) an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds such security, or (C) a Plan with the same Administrator as another Plan on whose account the Administrator holds such securities, ~~or~~

    (viii)
    because such Person, or any other Person acting jointly or in concert with such Person, is: (A) a Client of a Manager and such security is owned at law or in equity by the Manager, or (B) an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company, or (C) a Plan and such security is owned at law or in equity by the Administrator of the Plan, or

    (ix)
    because such Person is the registered holder of securities as a result of carrying on the business of, or acting as nominee for, a securities depository.

        For purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person at any time shall be and be deemed to be the product determined by the formula:

100	×	A B

where:	A =	the number of votes for the election of all directors generally attached to the Voting Shares Beneficially Owned by such Person at such time; and
	B =	the number of votes for the election of all directors generally attaching to all Voting Shares actually outstanding.

        Where any Person is deemed to Beneficially Own unissued Voting Shares, such Voting Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Voting Shares Beneficially Owned by such Person, but unissued Voting Shares which another Person may be deemed to Beneficially Own shall not be included in the denominator of the above formula.

  (f)
  "Board of Directors" means the board of directors of the Corporation.

  (g)
  "Book Entry Form" means, in reference to securities, securities that have been issued and registered in uncertificated form and includes securities evidenced by an advice or other statement and securities which are maintained electronically on the records of the Corporation's transfer agent but for which no certificate has been issued.

  (h)
  "Book Entry Rights Exercise Procedures" has the meaning ascribed thereto in subsection 2.12(a).

  (i)
  ~~(g)~~ "Business Corporations Act (British Columbia)" means the Business Corporations Act (British Columbia), as amended, and the regulations thereunder, unless otherwise specified, as the same exist on the date hereof.

  (j)
  ~~(h)~~ "Business Day" means any day other than a Saturday, Sunday or, unless otherwise specified, a day on which Canadian chartered banks in the city of Toronto, Ontario are generally authorized or obligated by law to close.

  (k)
  ~~(i)~~ "Canadian-U.S. Exchange Rate" means, on any date, the inverse of the U.S.-Canadian Exchange Rate.

  (l)
  ~~(j)~~ "Canadian Dollar Equivalent" of any amount which is expressed in United States dollars means, on any date, the Canadian dollar equivalent of such amount determined by reference to the Canadian-U.S. Exchange Rate on such date.

  (m)
  ~~(k)~~ "~~Close~~close of ~~Business~~business"on any given date means 5:00 p.m. (Toronto time), on such date; provided, however, that if such date is not a Business Day, "~~Close~~close of ~~Business~~business"on such date shall mean 5:00 p.m., (Toronto time, unless otherwise specified), on the next succeeding Business Day; provided, however, that for the purposes of the definitions of "Competing Permitted Bid" and "Permitted Bid", "close of business" on any date means 11:59 p.m. (local time at the place of deposit) on such date (or, if such date is not a Business Day, 11:59 p.m. (local time at the place of deposit) on the next succeeding Business Day).

  (n)
  ~~(l)~~ "Common Shares" means the common shares in the capital of the Corporation.

  (o)
  ~~(m)~~ "Competing Permitted Bid" means a Take-over Bid that:

  (i)
  is made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry of that Permitted Bid or Competing Permitted Bid (in this definition, the "Prior Bid");

  (ii)
  satisfies all ~~components~~the provisions of the definition of a Permitted Bid other than the requirements set out in clause (ii) of ~~that~~the definition of Permitted Bid; and

  (iii)
  contains, and the take-up and payment for securities tendered or deposited ~~thereunder~~under the Take-over Bid are subject to, irrevocable and unqualified conditions that ~~no Voting Shares shall be taken up or paid for pursuant to the Competing Permitted Bid~~:

          ~~(A) prior to the Close of Business on a date that is not earlier than the later of 35 days after the date of such Competing Permitted Bid and the earliest date on which Voting Shares may be taken up or paid for under any Prior Bid in existence at the date of such Competing Permitted Bid; and~~

      (A)
      ~~(B)~~ no Voting Shares shall be taken up or paid for pursuant to that Take-over Bid (x) prior to the close of business on the last day of the minimum initial deposit period that such Take-over Bid must remain open for deposits of securities thereunder pursuant to NI 62-104 after the date of the Take-over Bid constituting the Competing Permitted Bid and (y) then only if, at the time that ~~such~~those Voting Shares are first taken up or paid for, more than 50% of the then outstanding Voting Shares held by Independent Shareholders have been deposited or tendered pursuant to ~~the Competing Permitted~~that Take-over Bid and not withdrawn~~.~~; and

      (B)
      in the event that the requirement set out in subclause 1.1(o)(iii)(A)(y) of this definition is satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than 10 days from the date of that public announcement, provided always that a Competing Permitted Bid will cease to be a Competing Permitted Bid at any time when the bid ceases to meet any of the provisions of this definition and provided that, at that time, any acquisition of Voting Shares made pursuant to the Competing Permitted Bid, including any acquisitions of Voting Shares previously made, will cease to be a Permitted Bid Acquisition.

  (p)
  "Constating Documents" means the articles and by-laws of the Corporation as in effect from time to time.

  (q)
  ~~(n)~~ a ~~corporation~~Person is "controlled" by another Person if:

  (i)
  in the case of a body corporate:

  (A)
  ~~(i)~~ securities entitled to vote in the election of directors carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or on behalf of the other Person or two or more Persons acting jointly or in concert; and

  (B)
  ~~(ii)~~ the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of the ~~corporation~~body corporate;

  (ii)
  in the case of a Person that is not a body corporate, more than 50% of the voting or equity interests of such Person are held, directly or indirectly, by or on behalf of the Person or two or more Persons acting jointly or in concert.

        "controls", "controlling" and "under common control with" shall be interpreted accordingly.

  (r)
  ~~(o)~~ "Convertible Securities" means at any time:

  (i)
  any right (contractual or otherwise and regardless of whether such right constitutes a security) to acquire Voting Shares from the Corporation; and

  (ii)
  any securities issued by the Corporation from time to time (other than the Rights) carrying any exercise, conversion or exchange right;

        ~~which is then exercisable or exercisable within a period of 60 days from that time~~ pursuant to which the holder thereof may acquire Voting Shares or other securities convertible into or exercisable or exchangeable for Voting Shares (in each case, ~~whether~~provided such right is ~~then~~ exercisable or exercisable within a period of 60 days from that time and whether or not on condition or the happening of any contingency or the making of any payment).

  (s)
  ~~(p)~~ "Convertible Security Acquisition" means the acquisition of Voting Shares upon the exercise of Convertible Securities received by a Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro-Rata Acquisition.

  (t)
  ~~(q)~~ "Co-Rights Agent" has the meaning ascribed thereto in Section 4.1(a).

  (u)
  "Disposition Date" has the meaning ascribed thereto in subsection 5.1(c).

  (v)
  "Election to Exercise" has the meaning ascribed thereto in clause 2.2(d)(i).

  (w)
  ~~(r)~~ "Exempt Acquisition" means an acquisition of Beneficial Ownership in ~~Common~~Voting Shares (i) in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of Section 5.1 hereof, (ii) by a Person pursuant to a prospectus or by way of private placement, provided that the Person does not thereby ~~acquire~~become the Beneficial Owner of a greater percentage of Voting Shares, or securities convertible into or exchangeable for Voting Shares, than the Person's percentage of Voting Shares Beneficially Owned immediately prior to such acquisition~~; or~~, (iii) pursuant to a plan of arrangement, amalgamation, merger or other statutory procedure requiring the approval of holders of ~~Common~~Voting Shares, or (iv) made as an intermediate step in a series of related transactions in connection with an acquisition by the Corporation or its Subsidiaries of a Person or assets, provided that the Person who acquires such Voting Shares, or securities convertible into or exchangeable for Voting Shares, distributes or is deemed to distribute such securities to its securityholders within 10 Business Days of the completion of such acquisition, and following such distribution no Person has become the Beneficial Owner of 20% or more of the Corporation's then-outstanding Voting Shares.

  (x)
  ~~(s)~~  "Exercise Price" means, as of any date, from and after the Separation Time, the price at which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal $100.

  (y)
  "Expansion Factor" has the meaning ascribed thereto in clause 2.3(a)(x).

  (z)
  ~~(t)~~  "Expiration Time" means the ~~Close~~close of ~~Business~~business on the ~~earliest of the~~ date of termination of this Agreement pursuant to Section ~~5.15 or, if this Agreement is confirmed pursuant to Section 5.15, the date of termination of this Agreement pursuant to Section 5.16 or, if this Agreement is reconfirmed pursuant~~

        ~~to Section 5.16, the Close of Business on the tenth anniversary of the date hereof.~~ 5.16.

  (aa)
  ~~(u)~~ "Flip-in Event" means a transaction or event that results in a Person becoming an Acquiring Person.

  (bb)
  ~~(v)~~ "Fiduciary" means a trust company registered under the laws of Canada or any province thereof or a portfolio manager registered under the securities legislation of one or more provinces of Canada.

  (cc)
  "holder" has the meaning ascribed thereto in Section 1.2.

  (dd)
  ~~(w)~~ "Independent Shareholders" means holders of ~~Common~~Voting Shares, but shall not include (i) any Acquiring Person ~~or~~, (ii) any Offeror (other than any Person who pursuant to ~~Clause~~clause 1.1(e)(vi) is deemed not to Beneficially Own the ~~Common~~Voting Shares), ~~or~~(iii) any Affiliate or Associate of ~~such~~an Acquiring Person or ~~such~~an Offeror, ~~or~~(iv) any Person acting jointly or in concert with ~~such~~an Acquiring Person or ~~such~~an Offeror, or (~~ii~~v) any Person holding ~~Common~~Voting Shares as an administrator or trustee under any employee benefit plan, stock purchase plan, deferred profit sharing plan or any similar plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation (unless the beneficiaries of any such plan or trust direct the manner in which the ~~Common~~Voting Shares are to be voted or direct whether the ~~Common~~Voting Shares are to be tendered to a Take-over Bid, in which case such plan or trust shall be considered an Independent Shareholder).

  (ee)
  ~~(x)~~ "Market Price" per security of any securities on any date means the average of the daily closing prices per security of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date (or, if such date is not a Trading Day, on the immediately preceding Trading Day), each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the closing price on such date (or, if such date is not a Trading Day, on the immediately preceding Trading Day). The closing price per security of any securities on any date shall be:

  (i)
  the closing board lot sale price or, in the case no such sale takes place on such date, the average of the closing bid and asked prices for each share of such securities as reported by the principal stock exchange in Canada on which such shares are listed or posted for trading;

  (ii)
  if such shares are not listed or posted for trading on any stock exchange in Canada, the last sale price, regular way, or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, for each share of such securities as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange in the United States on which such shares are listed or admitted to trading, or

    (iii)
    if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a stock exchange in Canada or a national securities exchange in the United States, the last quoted price, or if not so quoted, the average of the high bid and low asked prices for each share of such securities in the over-the-counter market, as reported by any reporting system then in use (as determined by the Board of Directors); or

    (iv)
    if on any such date such shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such shares selected by the Board of Directors of the Corporation; provided, however, that if on any such date such shares are not traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair value per share of such securities on such date as determined by a nationally or internationally recognized investment dealer or investment banker.

        The Market Price shall be expressed in Canadian dollars, and if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in United States dollars, such amount shall be translated into Canadian dollars at the Canadian Dollar Equivalent thereof on the relevant Trading Day.

  (ff)
  "NI 62-103" means National Instrument 62-103—The Early Warning System and Related Take-Over Bid and Insider Reporting Rules, as same may from time to time be amended, re-enacted or replaced.

  (gg)
  "NI 62-104" means National Instrument 62-104—Take-Over Bids and Issuer Bids, as same may from time to time be amended, re-enacted or replaced.

  (hh)
  ~~(y)~~ "Offer to Acquire" includes:

  (i)
  an offer to purchase, a public announcement of an intention to make an offer to purchase, or a solicitation of an offer to sell, ~~Common~~Voting Shares (including an offer commenced by public announcement or advertisement); and

  (ii)
  an acceptance of an offer to sell ~~Common~~Voting Shares whether or not such offer to sell has been solicited;

        or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell.

  (ii)
  ~~(z)~~ "Offeror" means a Person who is making or has announced a current intention to make a Takeover Bid (including a Permitted Bid or Competing Permitted Bid but excluding any person referred to in paragraph (vi) of the definition of Beneficial Owner) but only so long as the Takeover Bid so announced or made has not been withdrawn or terminated or has not expired.

  (jj)
  ~~(aa)~~ "Permitted Bid" means a Take-over Bid which is made by an Offeror by means of a take-over bid circular and which also complies with the following additional provisions:

  (i)
  the Take-over Bid shall be made to all holders of Voting Shares as registered on the books of the Corporation, other than the Offeror;

  (ii)
  the Take-over Bid shall contain, and the take-up and payment for securities tendered or deposited thereunder shall be subject to, an irrevocable and unqualified condition that no Voting Shares shall be taken up or paid for pursuant to the Take-over Bid (x) prior to the ~~Close~~close of ~~Business~~business on a date which is not ~~less~~earlier than ~~60 days after the date of the Take-over Bid and~~105 days after the date the take-over bid circular is sent to shareholders of the Corporation or such shorter minimum period as determined under NI 62-104 for which a Take-over Bid (that is not exempt from any of the requirements of Division 5 (Bid Mechanics) of NI 62-104) must remain open for deposit of securities thereunder and (y) then only if, at ~~such date~~the close of business on the date Voting Shares are first taken up or paid for under the Take-over Bid, more than 50% of the Voting Shares held by Independent Shareholders shall have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

  (iii)
  the Take-over Bid contains an irrevocable and unqualified provision that, unless the Take-over Bid is withdrawn, Voting Shares may be deposited pursuant to such Take-over Bid at any time during the period of time between the date of the Take-over Bid and the date on which Voting Shares may be taken up and paid for as described in clause 1.1(kk)(ii) and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and

  (iv)
  the Take-over Bid contains an irrevocable and unqualified provision that if, on the date on which Voting Shares may be taken up and paid ~~for~~in accordance with clause 1.1(kk)(ii), more than 50% of the Voting Shares held by Independent Shareholders shall have been deposited or tendered pursuant to the Take-over Bid and not withdrawn, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than 10 ~~Business Days~~days from the date of such public announcement, provided always that a Permitted Bid will cease to be a Permitted Bid at any time when such bid ceases to meet any of the provisions of this definition and provided that, at such time, any acquisition of Voting Shares made pursuant to such Permitted Bid, including any acquisition of Voting Shares theretofore made, will cease to be a Permitted Bid Acquisition.

  (kk)
  ~~(bb)~~ "Permitted Bid Acquisition" means ~~a Common Share~~an acquisition of Voting Shares made pursuant to a Permitted Bid or Competing Permitted Bid.

  (ll)
  ~~(cc)~~ "Permitted Lock-Up Agreement" means an agreement (the "Lock-up Agreement") between a Person and one or more holders of Voting Shares or Convertible Securities (each holder referred to herein as a "Locked-up Person"), the terms of which are publicly disclosed and a copy of which is made available to the public, including the Corporation, pursuant to which such holders agree to deposit or tender Voting Shares or Convertible Securities to a Take-over Bid (the "Lock-up Bid") made by the Person or any of such Person's Affiliates or Associates or any other Person referred to in clause (iii) of the definition of Beneficial Owner, whether such Lock-up Bid is made before or after the Lock-up Agreement is signed, provided that:

    (i)
    the Lock-up Agreement permits the Locked-up Person to terminate its agreement to deposit or tender to or to not withdraw Voting Shares or Convertible Securities from the Lock-up Bid in the event a "Superior Offer" is made to the Locked-up Person. For purposes of this ~~subsection~~definition, a "Superior Offer" is any Take-over Bid, amalgamation, arrangement or similar transaction pursuant to which the cash equivalent value of the consideration per share to be received by holders of the Voting Shares or Convertible Securities under such transaction (the "Superior Offer Consideration") is greater than the cash equivalent value per share to be received by holders of Voting Shares or Convertible Securities under the Lock-up Bid (the "Lock-up Bid Consideration"). Notwithstanding the foregoing, the Lock-up Agreement may require that the Superior Offer Consideration must exceed the Lock-up Bid Consideration by a specified percentage before such termination rights take effect, provided such specified percentage is not greater than 7%;

          For greater clarity, the Lock-up Agreement may contain a right of first refusal or require a period of delay to give the Person who made the Lock-up Bid an opportunity to match a higher price in another Take-over Bid or transaction or similar limitation on the Locked-up Person's right to withdraw Voting Shares or Convertible Securities from the agreement, so long as the limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Voting Shares or Convertible Securities during the period of the other Take-over Bid or transaction; and

    (ii)
    no "break-up" fees, "top-up" fees, penalties, expenses, or other amounts that exceed, in the aggregate, the greater of:

    (A)
    2.5% of the Lock-up Bid Consideration payable under the Lock-up Agreement to the Locked-up Person; and

    (B)
    one half of the difference between the Superior Offer Consideration payable to the Locked-up Person and the Lock-up Bid Consideration the Locked-up Person would have received under the Lock-up Bid,

          shall be payable pursuant to the Lock-up Agreement in the event that the Locked-up Person fails to tender Voting Shares or Convertible Securities pursuant to the Lock-up Bid or withdraws Voting Shares or Convertible Securities from the Lock-Up Bid in order to accept the other Take-over Bid or transaction.

  (mm)
  ~~(dd)~~ "Person" includes any individual, firm, partnership, association, trust, body corporate, joint venture, syndicate or other form of unincorporated organization, government and its agencies and instrumentalities or other entity or group

    (whether or not having legal personality) and any successor (by merger, statutory amalgamation or arrangement, or otherwise) thereof.

  (nn)
  ~~(ee)~~ "Pro-Rata Acquisition" means the acquisition of Voting Shares or securities convertible into or exchangeable for Voting Shares (i) as a result of a stock dividend, stock split or other event pursuant to which a Person receives or acquires Voting Shares or securities convertible into or exchangeable for Voting Shares on the same pro-rata basis as all other holders of Voting Shares of the same class or series, or (ii) pursuant to the receipt and/or exercise of rights issued by the Corporation on a pro-rata basis to all holders of a class or series of Voting Shares to subscribe for or purchase Voting Shares or securities convertible into or exchangeable for Voting Shares provided that such rights are acquired directly from the Corporation and not from any other Person, provided that the Person acquiring such Voting Shares does not thereby acquire a greater percentage of such Voting Shares, or securities convertible into or exchangeable for such Voting Shares, than the Person's percentage of Voting Shares Beneficially Owned immediately prior to such acquisition.

  (oo)
  ~~(ff)~~ "Record Time" means the close of business on March 11, 2013.

  (pp)
  ~~(gg)~~ "Redemption Price" has the meaning ascribed to that term in subsection 5.1(a) hereof.

  (qq)
  ~~(hh)~~ "Rights Certificate" has the meaning ascribed to that term in subsection 2.2(c) hereof.

  (rr)
  ~~(ii)~~ "Rights Holders' Special Meeting" means a meeting of the holders of Rights called by the Board of Directors and conducted in accordance with the terms hereof.

  (ss)
  ~~(jj)~~ "Rights Register" has the meaning ascribed thereto in subsection 2.6(a).

  (tt)
  "Securities Act ~~(Ontario)~~"means the Securities Act (Ontario), as amended, and the regulations and rules thereunder, unless otherwise specified, as the same exist on the date hereof.

  (uu)
  ~~(kk)~~ "Separation Time" means the ~~Close~~close of ~~Business~~business on the tenth Trading Day after the earliest of:

  (i)
  the ~~Stock~~Voting Share Acquisition Date;

  (ii)
  the date of the commencement of, or first public announcement of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid, as the case may be); and

  (iii)
  the date upon which a Permitted Bid or Competing Permitted Bid ceases to be such;

        or such later date as may be determined by the Board of Directors, in good faith; provided, however, that if any such Take-over Bid expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid shall be deemed, for purposes of this definition, never to have been made.

    ~~(ll) "Stock Acquisition Date" means the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 102.1 of the Securities Act (Ontario)) by the Corporation or an Acquiring Person of facts indicating that an Acquiring Person has become such.~~

  (vv)
  ~~(mm)~~ "Subsidiary": a corporation is a Subsidiary of another corporation if: (i) it is controlled by (A) that other corporation, or (B) that other corporation and one or more corporations, each of which is controlled by that other corporation, or (C) two or more corporations, each of which is controlled by that other corporation, or (ii) it is a Subsidiary of a corporation that is that other corporation's Subsidiary.

  (ww)
  ~~(nn)~~ "Take-over Bid" means an Offer to Acquire Voting Shares or Convertible Securities where the Voting Shares subject to the Offer to Acquire, together with the Voting Shares, if any, into which the Convertible Securities subject to the Offer to Acquire are convertible and the Voting Shares Beneficially Owned by the Offeror at the date of the Offer to Acquire constitute, in the aggregate, 20% or more of the then outstanding Voting Shares.

  (xx)
  ~~(oo)~~ "Trading Day", when used with respect to any securities, means a day on which the principal securities exchange in Canada on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any securities exchange in Canada, a day on which the principal securities exchange in the United States of America on which such securities are listed or admitted to trading is open for the transaction of business, or if the securities are not listed or admitted to trading on any securities exchange in Canada or the United States of America, a Business Day.

  (yy)
  "Transferee" has the meaning ascribed to that term in clause 3.1(b)(ii) hereof.

  (zz)
  ~~(pp)~~ "U.S.-Canadian Exchange Rate" means, on any date:

  (i)
  if on such date the Bank of Canada sets ~~an average noon spot~~a daily rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and

  (ii)
  in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars calculated in the manner which shall be determined by the Board of Directors from time to time.

  (aaa)
  "Voting Share Acquisition Date" means the first date of public announcement (which, for the purposes of this definition, will include, without limitation, the filing of a report pursuant to NI 62-103 or NI 62-104 or any other applicable securities laws) by the Corporation or an Acquiring Person of facts indicating that a Person has become an Acquiring Person.

  (bbb)
  ~~(qq)~~ "Voting Share Reduction" means an acquisition or a redemption by the Corporation of Voting Shares or any other transaction which, by reducing the number of Voting Shares outstanding, increases the proportionate number of Voting Shares Beneficially Owned by any Person to 20% or more of the Voting Shares then outstanding.

  (ccc)
  ~~(rr)~~ "Voting Shares" means, collectively, the Common Shares and any other shares entitled to vote generally for the election of directors of the Corporation.

1.2  Holder

              As used in this Agreement, unless the context otherwise requires, the "holder" when used with reference to Rights, means the registered holder of such Rights or, prior to the Separation Time, the associated ~~Common~~Voting Shares.

1.3  Acting Jointly or in Concert

              For the purposes of this Agreement, a Person is acting jointly or in concert with every other Person who, as a result of any agreement, arrangement, or understanding, whether formal or informal and whether or not in writing, with the first Person or any Associate or Affiliate thereof, acquires or offers to acquire Voting Shares (other than (A) customary agreements with and between underwriters and/or banking group members and/or selling group members with respect to a distribution of securities by way of prospectus or private placement; or (B) pledges of securities in the ordinary course of business).

1.4  Application of Statutes, Regulations and Rules

              Where a statute, regulation or rule is referred to in a definition or other provision of this Agreement, it shall be conclusively deemed to have application in the contemplated circumstances notwithstanding that such statute, regulation or rule might not, but for the provisions of this Section 1.4, have application for want of jurisdiction or otherwise.

1.5  Currency

              All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

1.6  Headings and References

              The headings of the Articles and Sections of this Agreement and the Table of Contents are inserted for convenience and reference only and shall not affect the construction or interpretation of this Agreement. All references to Articles, Sections and Exhibits are to articles and sections of and exhibits to, and forming part of, this Agreement. The words "hereto", "herein", "hereof", "hereunder", "this Agreement", "the Rights Agreement" and similar expressions refer to this Agreement including the Exhibits, as the same may be amended, modified or supplemented at any time or from time to time.

1.7  Singular, Plural, etc.

              In this Agreement, where the context so admits, words importing the singular number include the plural and vice versa and words importing gender include the masculine, feminine and neuter genders.

ARTICLE 2—THE RIGHTS

2.1  Legend on ~~Common~~Voting Share Certificates

  (a)
  One Right in respect of each Voting Share outstanding at the Record Time and each Voting Share which may be issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time shall be issued in accordance with the terms hereof and in accordance with the Constating Documents. Notwithstanding the foregoing, one Right in respect of each Voting Share issued after the Record Time upon the exercise of conversion rights pursuant to Convertible Securities outstanding at the Voting Share Acquisition Date may be issued after the Separation Time but prior to the Expiration Time.

  (b)
  Certificates ~~for Common~~or other evidence of registration (including confirmation in Book Entry Form) for the Voting Shares issued after the Record Time hereof but prior to the Separation Time shall evidence one Right for each ~~Common~~Voting Share represented thereby and shall have impressed, printed, or written thereon or otherwise affixed thereto a legend in substantially the following form:

        "Until the Separation Time (as such term is defined in the Rights Agreement referred to below), this [certificate/entry] also evidences and entitles the holder hereof to certain Rights as set forth in ~~a~~an Amended and Restated Rights Agreement dated effective as of ~~February 28, 2013~~    •    , 2019 (the "Rights Agreement") as may be supplemented from time to time, between Atlantic Power Corporation (the "Corporation") and Computershare Investor Services Inc., as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file and may be inspected during normal business hours at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be amended or redeemed, may expire, may become void (if, in certain circumstances, they are "Beneficially Owned" by a "Person" who is or becomes an "Acquiring Person" or any Person acting jointly or in concert with an Acquiring Person or with an "Affiliate" or "Associate" of an "Acquiring Person", as such terms are defined in the Rights Agreement, or a transferee thereof) or may be evidenced by separate [certificates/entries] and may no longer be evidenced by this [certificate/entry]. The Corporation will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this [certificate/entry] without charge within five days after the receipt of a written request therefor."

  (c)
  Certificates representing Common Shares that are issued and outstanding at the Record Time shall evidence one Right for each Common Share evidenced thereby notwithstanding the absence of a legend in substantially the foregoing form until the earlier of the Separation Time and the Expiration Time.

2.2  Initial Exercise Price; Exercise of Rights; Detachment of Rights

  (a)
  Subject to adjustment as herein set forth, each Right will entitle the holder thereof, after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price, one ~~Common~~Voting Share. Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be void.

  (b)
  Until the Separation Time,

  (i)
  the Rights shall not be exercisable and no Right may be exercised, and

  (ii)
  for administrative purposes, each Right shall be evidenced by the certificate or entry for the associated ~~Common~~Voting Share registered in the name of the holder thereof (which certificate shall be deemed to represent a Rights Certificate) and shall be transferable only together with, and shall be transferred by a transfer of, such associated ~~Common~~Voting Share.

  (c)
  After the Separation Time and prior to the Expiration Time, the Rights (i) may be exercised and (ii) shall be registered and transferable independent of ~~Common Shares. Promptly~~Voting Shares. In the event that the Corporation determines to issue Rights Certificates, then promptly following the Separation Time, the Corporation shall prepare and the Rights Agent shall mail to each holder of record of ~~Common~~Voting Shares as of the Separation Time (other than an Acquiring Person, any other Person whose Rights are or become void pursuant to the provisions of subsection 3.1(b) hereof and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights), at such holder's address as shown in the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose),

  (i)
  a certificate (a "Rights Certificate") in substantially the form of Exhibit A hereto appropriately completed and registered in such holder's name, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage, and

  (ii)
  a disclosure statement describing the Rights.

  (d)
  In the event that the Corporation determines to issue Rights Certificates, Rights may be exercised in whole at any time or in part from time to time on any Business Day (or other day that is not a bank holiday at the place of exercise) after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent at its office in the City of Toronto, Canada or at any other office of the Rights Agent or any Co-Rights Agent in the cities specified in the Rights Certificate or designated from time to time for that purpose by the Corporation after consultation with the Rights Agent:

  (i)
  the Rights Certificate evidencing such Rights with an Election to Exercise (an "Election to Exercise") substantially in the form attached to the Rights Certificate, appropriately completed and duly executed by the holder or his executors or administrators or other personal representatives or his legal attorney duly appointed by instrument in writing in form and executed in a manner satisfactory to the Rights Agent, and

    (ii)
    payment by certified cheque or money order payable to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the issuance, transfer or delivery of Rights Certificates or the issuance, transfer or delivery of certificates for ~~Common~~Voting Shares in a name other than that of the holder of the Rights being exercised.

  (e)
  ~~Upon~~In the event that the Corporation determines to issue Rights Certificates, then upon receipt of a Rights Certificate accompanied by a duly completed and executed Election to Exercise which does not indicate that Rights evidenced by such Rights Certificate have become void pursuant to subsection 3.1(b) hereof and payment as set forth in subsection 2.2(d) above, the Rights Agent (unless otherwise instructed by the Corporation) shall thereupon promptly:

  (i)
  requisition from a transfer agent of the ~~Common~~Voting Shares certificates for the number of ~~Common~~Voting Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agents to comply with all such requisitions),

  (ii)
  when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional ~~Common~~Voting Shares,

  (iii)
  after receipt of such certificates, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder together with, where applicable, any cash payment in lieu of a fractional interest, and

  (iv)
  tender to the Corporation all payments received on exercise of the Rights.

  (f)
  In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing (subject to the provisions of subsection 5.5(a) hereof) the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

  (g)
  The Corporation covenants and agrees to:

  (i)
  take all such action as may be necessary on its part and within its powers to ensure that all ~~Common~~Voting Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates evidencing such ~~Common~~Voting Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered and be fully paid and nonassessable;

  (ii)
  take all reasonable action as may be necessary on its part and within its power to comply with any applicable requirements of the Business Corporations Act (British Columbia), the Securities ~~Acts~~Act or comparable legislation of each of the provinces and territories of

      Canada, and any other applicable law, rule or regulation, in connection with the issuance and delivery of Rights Certificates and of any securities of the Corporation upon exercise of Rights;

    (iii)
    use its reasonable efforts to cause all ~~Common~~Voting Shares of the Corporation issued upon exercise of Rights to be listed on the stock exchanges on which such ~~Common~~Voting Shares were traded immediately before the ~~Stock~~Voting Share Acquisition Date; and

    (iv)
    pay when due and payable any and all federal, provincial and municipal transfer taxes (not including any taxes referable to the income or profit of the holder or exercising Person or any liability of the Corporation to withhold tax) and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or of any ~~Common~~Voting Shares of the Corporation issued upon the exercise of Rights, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for securities in a name other than that of the holder of the Rights being transferred or exercised.

2.3  Adjustments to Exercise Price, Number of Rights

              Subject to Section 5.18, the Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

  (a)
  If the Corporation shall at any time after the Record Time and prior to the Expiration Time:

  (i)
  declare or pay a dividend on ~~Common~~Voting Shares payable in ~~Common~~Voting Shares (or other shares of capital or securities exchangeable for or convertible into or giving a right to acquire ~~Common~~Voting Shares or other shares of capital) otherwise than pursuant to any optional share dividend program;

  (ii)
  subdivide or change the outstanding ~~Common~~Voting Shares into a greater number of ~~Common~~Voting Shares,

  (iii)
  consolidate or change the outstanding ~~Common~~Voting Shares into a smaller number of ~~Common~~Voting Shares, or

  (iv)
  issue any ~~Common~~Voting Shares (or other shares of capital or securities exchangeable for or convertible into or giving a right to acquire ~~Common~~Voting Shares or other shares of capital) in respect of, in lieu of, or in exchange for, existing ~~Common~~Voting Shares in a reclassification or redesignation of ~~Common~~Voting Shares, an amalgamation or statutory arrangement, the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights shall be adjusted in the manner set forth below. If an event occurs which would require an adjustment under both this Section 2.3 and subsection 3.1(a), the adjustment provided for in this Section 2.3 shall be in addition to, and shall be made prior to, any adjustment required under subsection 3.1(a). If the Exercise Price and number of Rights are to be adjusted,

    (x)
    the Exercise Price in effect after such adjustment shall be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of ~~Common~~Voting Shares (or other shares of capital) (the "Expansion Factor") that a holder of one ~~Common~~Voting Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof (assuming the exercise of all such exchange or conversion rights, if any), and

    (y)
    each Right held prior to such adjustment shall become that number of Rights equal to the Expansion Factor,

        and the adjusted number of Rights shall be deemed to be distributed among the ~~Common~~Voting Shares with respect to which the original Rights were associated (if they remain outstanding) and the ~~Common~~Voting Shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such ~~Common~~Voting Share (or other whole share or security exchangeable for or convertible into a whole share of capital) shall have exactly one Right associated with it.

        If the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment shall be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof. To the extent that any such rights of exchange, conversion or acquisition are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect based upon the number of ~~Common~~Voting Shares (or securities convertible into or exchangeable for ~~Common~~Voting Shares) actually issued upon the exercise of such rights. If after the Record Time and prior to the Expiration Time the Corporation shall issue any shares of its authorized capital other than ~~Common~~Voting Shares in a transaction of a type described in the first sentence of this subsection 2.3(a), such shares shall be treated herein as nearly equivalent to ~~Common~~Voting Shares as may be practicable and appropriate under the circumstances and the Corporation and the Rights Agent agree to amend this Agreement in order to effect such treatment.

        If the Corporation shall at any time after the Record Time and prior to the Separation Time issue any ~~Common~~Voting Shares otherwise than in a transaction referred to in the preceding paragraph, each such ~~Common~~Voting Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate or entry representing such ~~Common~~Voting Share.

  (b)
  If the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of ~~Common~~Voting Shares of rights or warrants entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase ~~Common~~Voting Shares (or securities convertible into or exchangeable for or carrying a right to purchase or subscribe for ~~Common~~Voting Shares) at a price per ~~Common~~Voting Share (or, in the case of a security convertible into or exchangeable for or carrying a right to purchase or subscribe for ~~Common~~Voting Shares, having a conversion, exchange or exercise price (including the price required to be paid to purchase such convertible or exchangeable security or right) per share) that is less than 90% of the Market Price per ~~Common~~Voting Share on such record date, the Exercise Price shall be adjusted. The Exercise Price in effect after such record date shall equal the Exercise Price in effect immediately prior to such record date multiplied by a fraction, of which the numerator shall be the number of ~~Common~~Voting Shares outstanding on such record date plus the number of ~~Common~~Voting Shares which the aggregate offering price of the total number of ~~Common~~Voting Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered (including the price required to be paid to purchase such convertible or exchangeable securities or rights)) would purchase at such Market Price and of which the denominator shall be the number of ~~Common~~Voting Shares outstanding on such record date plus the number of additional ~~Common~~Voting Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by the Board of Directors. To the extent that any such rights or warrants are not so issued or, if issued, are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon the number of ~~Common~~Voting Shares (or securities convertible into or exchangeable for ~~Common~~Voting Shares) actually issued upon the exercise of such rights or warrants, as the case may be. For purposes of this Agreement, the granting of the right to purchase ~~Common~~Voting Shares (whether previously unissued, treasury shares or otherwise) pursuant to any optional dividend reinvestment plan and/or any ~~Common~~Voting Share purchase plan providing for the reinvestment of dividends payable on securities of the Corporation and/or employee stock option, stock purchase or other employee benefit plan (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights or warrants by the Corporation; provided, however, that, in the case of any dividend reinvestment plan, the right to purchase ~~Common~~Voting Shares is at a price per share of not less than 90% of the then current market price per share (determined as provided in such plan) of the ~~Common~~Voting Shares.

  (c)
  If the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of ~~Common~~Voting Shares of evidences of indebtedness or assets (other than a regular periodic cash dividend or a dividend paid in ~~Common~~Voting Shares) or rights or warrants (excluding those referred to in ~~subsection~~subsections 2.3(a) or 2.3(b)), the Exercise Price shall be adjusted. The Exercise Price in effect after such record date shall equal the Exercise Price in effect immediately prior to such record date less the fair market value (as determined by the Board of Directors in good faith) of the portion of the assets, evidences of indebtedness, rights or warrants so to be distributed applicable to the securities purchasable upon exercise of one Right.

  (d)
  Each adjustment made pursuant to this Section 2.3 shall be made as of:

  (i)
  the payment or effective date for the applicable dividend, subdivision, change, consolidation or issuance in the case of an adjustment made pursuant to subsection 2.3(a) above, and

  (ii)
  the record date for the applicable dividend or distribution, in the case of an adjustment made pursuant to subsections 2.3(b) or (c) above.

  (e)
  Anything herein to the contrary notwithstanding, no adjustment to the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such Exercise Price; provided, however, that any adjustments which by reason of this subsection 2.3(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Each adjustment made pursuant to this Section 2.3 shall be calculated to the nearest cent or to the nearest one ten-thousandth of a ~~Common~~Voting Share or Right, as the case may be.

  (f)
  All Rights originally issued by the Corporation subsequent to any adjustment made to an Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of ~~Common~~Voting Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

  (g)
  Unless the Corporation shall have exercised its election as provided in subsection 2.3(h), upon each adjustment of an Exercise Price as a result of the calculations made in subsections 2.3(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of ~~Common~~Voting Shares (calculated to the nearest one ten-thousandth) obtained by:

  (i)
  multiplying (A) the number of ~~Common~~Voting Shares covered by a Right immediately prior to this adjustment, by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price; and

  (ii)
  dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

  (h)
  The Corporation may elect on or after the date of any adjustment of an Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of ~~Common~~Voting Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of ~~Common~~Voting Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record immediately prior to such adjustment of the number of Rights shall become the number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to the adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any date thereafter, but, if the Rights Certificates have been issued, shall be at least 10 calendar days after the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this subsection 2.3(h), the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date, Rights Certificates evidencing the additional Rights to which such holder shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution or replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Corporation, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the adjusted Exercise Price and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(i)
Irrespective of any adjustment or change in the securities purchasable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the securities so purchasable which were expressed in the initial Rights Certificates issued hereunder.

(j)
If, as a result of an adjustment made pursuant to Section 3.1, the holder of any Right thereafter Exercised shall become entitled to receive any securities other than ~~Common~~Voting Shares, thereafter the number of such other securities so receivable upon exercise of any Right and the applicable Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as may be practicable to the provisions with respect to the ~~Common~~Voting Shares contained in the foregoing subsections of this Section 2.3 and the provisions of this Agreement with respect to the ~~Common~~Voting Shares shall apply on like terms to any such other securities.

(k)
In any case in which this Section 2.3 shall require that any adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of ~~Common~~Voting Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of ~~Common~~Voting Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional ~~Common~~Voting Shares or other securities upon the occurrence of the event requiring such adjustment.

(l)
Whenever an adjustment to the Exercise Price or a change in the securities purchasable upon the exercise of Rights is made pursuant to this Section 2.3, the Corporation shall promptly:

(i)
prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment;

(ii)
file with the Rights Agent and with each transfer agent for the ~~Common~~Voting Shares, a copy of such certificate; and

  (iii)
  cause notice of the particulars of such adjustment or change to be given to the holders of the Rights.

    Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.

2.4  Date on Which Exercise is Effective

              Each Person in whose name any certificate ~~for Common~~or confirmation in Book Entry Form for Voting Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the ~~Common~~Voting Shares represented thereby on, and such certificate or entry shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly submitted (together with a duly completed Election to Exercise) or such other Book Entry Rights Exercise Procedures were followed and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such exercise is a date upon which the relevant ~~Common~~Voting Share transfer books of the Corporation are closed, such Person shall be deemed to have become the recorded holder of such ~~Common~~Voting Shares on, and such certificate shall be dated, the next succeeding Business Day on which the said ~~Common~~Voting Share transfer books of the Corporation are open.

2.5  Execution, Authentication, Delivery and Dating of Rights Certificates

(a)
The Rights Certificates shall be executed on behalf of the Corporation by its President, Chief Executive Officer or Chief Financial Officer. The signature of any of these officers of the Corporation on the Rights Certificates may be manual or facsimile.

(b)
Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

(c)
Promptly after the Corporation learns of the Separation Time, the Corporation shall notify the Rights Agent of such Separation Time and shall deliver Rights Certificates executed by the Corporation, to the Rights Agent for countersignature, and the Rights Agent shall countersign (manually or by facsimile signature in a manner satisfactory to the Corporation) and deliver such Rights Certificates to the holders of the Rights pursuant to subsection 2.2(c) hereof. No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent in the manner described above.

(d)
Each Rights Certificate shall be dated the date of countersignature thereof.

2.6  Registration, Registration of Transfer and Exchange

(a)
The Corporation shall cause to be kept a register (the "Rights Register") in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration and transfer of Rights. The Rights Agent is hereby appointed "Rights Registrar" for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided, and the Rights Agent hereby accepts such appointment. If the Rights Agent shall cease to be the Rights Registrar, the Rights Agent shall have the right to examine the Rights Register at all reasonable times.

(b)
After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of subsection 2.6(~~c~~d) below, the Corporation shall execute, and the Rights Agent shall countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered. Alternatively, in the case of the exercise of Rights in Book Entry Form, the Rights Agent shall provide the holder or the designated transferee or transferees with one or more statements issued under the Rights Agent's direct registration system evidencing the same aggregate number of Rights as did the direct registration system's records for the Rights transferred or exchanged.

(c)
~~(b)~~ All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(d)
~~(c)~~ Every Rights Certificate surrendered for registration of transfer or exchange shall have the form of assignment thereon duly completed and endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of its Rights Agent) connected therewith.

(e)
~~(d)~~ The Corporation shall not be required to register the transfer or exchange of any Rights after the Rights have been terminated pursuant to the provisions of this Agreement.

2.7  Mutilated, Destroyed, Lost and Stolen Rights Certificates

(a)
If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b)
If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such surety bond and security or indemnity as may be required by them to save each of them and their respective agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon the Corporation's request, the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c)
As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

(d)
Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8  Persons Deemed Owners

              Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated ~~Common~~Voting Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such ~~Common~~Voting Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever and the Corporation and the Rights Agent shall not be affected by any notice or knowledge to the contrary except as required by statute or by order of a court of competent jurisdiction. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Rights means the registered holder of such Rights (or, prior to the Separation Time, the associated ~~Common~~Voting Shares).

2.9  Delivery and Cancellation of Certificates

              All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificates shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

2.10  Agreement of Rights Holders

              Every holder of Rights by accepting the same consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights that:

  (a)
  such holder shall be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of all Rights held;

  (b)
  prior to the Separation Time, each Right shall be transferable only together with, and shall be transferred by a transfer of, the associated ~~Common~~Voting Share;

  (c)
  after the Separation Time, the Rights Certificates shall be transferable only on the Rights Register as provided herein;

  (d)
  prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated ~~Common~~Voting Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated ~~Common~~Voting Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated ~~Common~~Voting Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

  (e)
  such holder has waived all rights to receive any fractional Right or fractional ~~Common~~Voting Share upon exercise of a Right;

  (f)
  this Agreement may be supplemented or amended from time to time pursuant to subsection 5.4(a) hereof upon the sole authority of the Board of Directors without the approval of any holder of Rights; and

  (g)
  notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

2.11  Rights Certificate Holder Deemed Not a Shareholder

              No holder of any Rights or Rights Certificate or confirmation in Book Entry Form is entitled, as such holder, to vote, receive dividends or be considered for any purpose the holder of any ~~Common~~Voting Share or any other share or security of the Corporation which may at any time be issuable on the exercise of the Rights represented thereby, and nothing contained herein or in any Rights Certificate is to be construed as conferring upon the holder of any Right or Rights Certificate, as such, any right of a holder of ~~Common~~Voting Shares or any other shares or securities of the Corporation or any right to vote at any meeting of shareholders of the Corporation whether for the election of directors or otherwise or upon any matter submitted to holders of ~~Common~~Voting Shares or any other shares of the Corporation at any meeting thereof, or to give or withhold consent to any action of the Corporation or to receive notice of any meeting or other action affecting any holder of ~~Common~~Voting Shares or any other shares of the Corporation except as expressly provided herein, or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by Rights Certificates have been duly exercised in accordance with the terms and provisions hereof.

2.12  Book Entry Rights Exercise Procedures and Execution, Authentication, Delivery

(a)
Promptly following the Separation Time, the Corporation will determine whether it wishes to issue Rights Certificates or whether it will maintain the Rights in Book Entry Form. In the event that the Corporation determines to maintain Rights in Book Entry Form, it will put in place such alternative procedures as are determined necessary in consultation with the Rights Agent for the Rights to be maintained in Book Entry Form (the "Book Entry Rights Exercise Procedures"), it being hereby acknowledged that such procedures shall, to the greatest extent possible, replicate in all substantive respects the procedures set out in this Agreement with respect to the exercise of the Rights Certificates and that the procedures set out in this Agreement shall be modified only to the extent necessary, as reasonably determined by the Rights Agent, to permit the Corporation to maintain the Rights in Book Entry Form. In such event, the Book Entry Rights Exercise Procedures shall be deemed to replace the procedures set out in this Agreement with respect to the exercise of Rights and all provisions of this Agreement referring to the Rights Certificates shall be applicable to Rights registered in Book Entry Form in like manner as the Rights in certificated form.

(b)
Rights will be evidenced, in the case of Rights in Book Entry Form, by a statement issued under the Rights Agent's direct registration system or, alternatively, if the Corporation determines to issue Rights Certificates, by the procedures set out in Section 2.2.

ARTICLE 3—ADJUSTMENTS TO THE RIGHTS
IN THE EVENT OF CERTAIN TRANSACTIONS

3.1  Flip-in Event

(a)
Subject to the provisions of subsection 3.1(b) and Section 5.1 hereof, if prior to the Expiration Time a Flip-in Event shall occur, each Right shall thereafter constitute, effective at the ~~Close~~close of ~~Business~~business on the tenth Business Day after the relevant ~~Stock Acquisition Date~~Voting Share Acquisition Date (or such longer period as may be required to satisfy the requirements of the Securities Act and any comparable legislation or any other applicable jurisdiction), the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of ~~Common~~Voting Shares of the Corporation having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in the event that, after such date of consummation or occurrence, an event of a type analogous to any of the events described in Section 2.3 hereof shall have occurred with respect to such ~~Common~~Voting Shares).

(b)
Notwithstanding anything in this Agreement to the contrary, upon the occurrence of a Flip-In Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time and the ~~Stock~~Voting Share Acquisition Date by:

(i)
an Acquiring Person (or any Person acting jointly or in concert with an Acquiring Person or with an Affiliate or Associate of an Acquiring Person), or

(ii)
a direct or indirect transferee of, or other successor in title to, such Rights (a "Transferee") from an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person) who becomes a Transferee concurrently with or subsequent to the Acquiring Person becoming an Acquiring Person, in a transfer, whether or not for consideration, that the Board of Directors has determined is part of a plan, understanding or scheme of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person) that has the purpose or effect of avoiding the provisions of this subsection 3.1(b) applicable in the circumstances contemplated in clause (i) hereof, shall thereupon become null and void and any holder of such Rights (including any Transferee) shall thereafter have no rights whatsoever with respect to such

        Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent, or any Co-Rights Agent, upon exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this subsection 3.1(b) shall be deemed to be an Acquiring Person for the purposes of this subsection 3.1(b) and such rights shall be null and void.

(c)
From and after the Separation Time, the Corporation shall do all such acts and things as shall be necessary and within its power to ensure compliance with the provisions of this Section 3.1, including without limitation, all such acts and things as may be required to satisfy the requirements of the Business Corporations Act (British Columbia), the Securities Act ~~(Ontario)~~ and the securities laws or comparable legislation in each of the provinces of Canada in respect of the issue of ~~Common~~Voting Shares upon the exercise of Rights in accordance with this Agreement.

(d)
Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either clauses (i) or (ii) of subsection 3.1(b) hereof or transferred to any nominee of any such Person, and any Rights Certificate issued upon the transfer, exchange or replacement of any other Rights Certificate referred to in this sentence shall contain the following legend:

        "The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) or was acting Jointly or in concert with any of them. This Rights Certificate and the Rights represented hereby shall become void in the circumstances specified in subsection 3.1(b) of the Rights Agreement."

    provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall be required to impose such legend only if instructed to do so by the Corporation or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not an Acquiring Person or an Affiliate or Associate thereof or acting jointly or in concert with any of them.

ARTICLE 4—THE RIGHTS AGENT

4.1  General

(a)
The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint one or more co-rights agents (each, a "Co-Rights Agent") as it may deem necessary or desirable after consultation with the Rights Agent. In such event, the respective duties of the Rights Agent and any Co-Rights Agent shall be as the Corporation may determine after consultation with the Rights Agent and Co-Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Corporation also agrees to indemnify the Rights Agent, its officers, directors, employees and agents for, and to hold them harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or wilful misconduct on the part of the Rights Agent, its officers, directors, employees or agents, for anything done or omitted by them in connection with the acceptance and performance of this Agreement, including legal costs and expenses, which right to indemnification shall survive the termination of this Agreement or the resignation or removal of the Rights Agent.

(b)
The Rights Agent shall be protected from, and shall incur no liability for or in respect of, any action taken, suffered or omitted by it in connection with its performance of this Agreement in reliance upon any certificate for ~~Common~~Voting Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, opinion, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

(c)
The Corporation shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon written request, shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.

4.2  Merger or Amalgamation or Change of Name of Rights Agent

(a)
Any body corporate into which the Rights Agent or any successor Rights Agent may be merged or amalgamated with or into, or any body corporate succeeding to the security holder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such body corporate would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)
In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3  Duties of Rights Agent

              The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

  (a)
  The Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation) at the expense of the Corporation, and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion. The Rights Agent may also consult with such other experts as the Rights Agent shall consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement (at the expense of the Corporation) and the Rights Agent shall be entitled to act and rely in good faith on the advice of any such expert.

  (b)
  Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action or refraining from taking any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by an individual believed by the Rights Agent to be the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer or the Secretary of the Corporation and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken, omitted or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

  (c)
  The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or wilful misconduct.

  (d)
  The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only.

  (e)
  The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any ~~Common~~Voting Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to subsection 3.1(b) hereof) or any adjustment required under the provisions of Section 2.3 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 hereof describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty is to the authorization or reservation of any ~~Common~~Voting Shares to be issued pursuant to this Agreement or any Rights or as to whether any ~~Common~~Voting Shares shall, when issued, be duly and validly authorized, executed, issued and delivered and be fully paid and non-assessable.

  (f)
  The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

  (g)
  The Rights Agent is hereby authorized to rely upon and directed to accept written instructions with respect to the performance of its duties hereunder from any individual believed by the Rights Agent to be the Chairman, the President and Chief Executive Officer or any Vice-President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Corporation, and to apply to such individuals for advice or instructions in connection with its duties, and it shall not be liable for any action taken, omitted or suffered by it in good faith in accordance with instructions of any such individual.

  (h)
  The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in ~~Common~~Voting Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity.

  (i)
  The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4  Change of Rights Agent

              The Rights Agent may resign and be discharged from its duties under this Agreement upon 60 days' notice (or such lesser notice as is acceptable to the Corporation) in writing delivered or mailed to the Corporation and to each transfer agent of ~~Common~~Voting Shares by first class mall, and mailed or delivered to the holders of the Rights in accordance with Section 5.9 hereof. The Corporation may remove the Rights Agent upon 30 days' notice in writing, mailed or delivered to the Rights Agent and to each transfer agent of the ~~Common~~Voting Shares by first class mall, and mailed to the holders of the Rights in accordance with Section 5.9 hereof. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation shall appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate for inspection by the Corporation), then the holder of any Rights may apply, at the Corporation's expense, to any court of competent jurisdiction for the appointment of a new Rights Agent, Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a body corporate incorporated under the laws of Canada or a province. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the ~~Common~~Voting Shares, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

4.5  Compliance with Money Laundering Legislation

              The Rights Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Rights Agent reasonably determines that such an act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. Further, should the Rights Agent reasonably determine at any time that its acting under this Agreement has resulted in it being in noncompliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days' written notice to the Corporation, provided: (i) that the Rights Agent's written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Rights Agent's satisfaction within such 10-day period, then such resignation shall not be effective.

4.6  Privacy Provision

              The parties acknowledge that federal and/or provincial legislation that addresses the protection of individual's personal information (collectively, "Privacy Laws") applies to obligations and activities under this Agreement. Despite any other provision of this Agreement, neither party will take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws. The Corporation will, prior to transferring or causing to be transferred personal information to the Rights Agent, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or will have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws. The Rights Agent will use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws.

ARTICLE 5—MISCELLANEOUS

5.1  Redemption and Waiver

(a)
Subject to the prior consent of the holders of Voting Shares or Rights (obtained as described in subsection 5.4(b) or subsection 5.4(c)), the Board of Directors may, at any time prior to the occurrence of a Flip-in Event, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 if an event of the type analogous to any of the events described in

  Section 2.3 shall have occurred (such redemption price being herein referred to as the "Redemption Price").

(b)
Subject to the prior consent of the holders of Voting Shares obtained as set forth in subsection 5.4(b) hereof, the Board of Directors may, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 hereof has not been waived pursuant to this Section 5.1, if such Flip-in Event would occur by reason of an acquisition of ~~Common~~Voting Shares otherwise than pursuant to a Take-over Bid made by means of a Take-over Bid circular to all registered holders of ~~Common~~Voting Shares and otherwise than in the circumstances set forth in subsection 5.1(c) hereof, waive the application of Section 3.1 hereof to such Flip-in Event. In such event, the Board of Directors shall extend the Separation Time to a date at least 10 Business Days subsequent to the meeting of shareholders called to approve such waiver.

(c)
The Board of Directors may waive the application of Section 3.1 in respect of the occurrence of any Flip-in Event if the Board of Directors has determined following a ~~Stock~~Voting Share Acquisition Date that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under this Agreement and if such a waiver is granted by the Board of Directors, such ~~Stock~~Voting Share Acquisition Date is deemed not to have occurred. Any such waiver pursuant to this subsection 5.1(~~b~~c) must be on the condition that such Person has, within 30 days after the foregoing determination by the Board of Directors or such earlier or later date as the Board of Directors may determine (the "Disposition Date"), reduced its Beneficial Ownership of Voting Shares such that the Person is no longer an Acquiring Person or has entered into a contractual arrangement with the Corporation, acceptable to the Board of Directors, to do so within 30 days of the date on which the contractual arrangement is entered into. If the Person remains an Acquiring Person at the close of business on the Disposition Date, the Disposition Date is deemed to be the date of occurrence of a further ~~Stock~~Voting Share Acquisition Date and Section 3.1 applies thereto.

(d)
If before the occurrence of a Flip-in Event a Person acquires, pursuant to a Permitted Bid, a Competing Permitted Bid or a Take-over Bid in respect of which the Board of Directors of the Corporation has waived the application of Section 3.1 pursuant to subsection 5.1(e), any outstanding ~~Common~~Voting Shares, the Corporation shall, immediately upon such acquisition and without further formality, redeem the Rights at the Redemption Price.

(e)
The Board of Directors may, prior to the occurrence of a Flip-in Event, determine, upon prior written notice to the Rights Agent, to waive the application of Section 3.1 to that Flip-in Event provided that the Flip-in Event would occur by reason of a Take-over Bid made by means of a Take-over Bid circular sent to all holders of record of Voting Shares and further provided that if the Board of Directors waives the application of Section 3.1 to such Flip-in Event, the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of a Take-over Bid made by means of a Take-over Bid circular sent to all holders of record of Voting Shares prior to the expiry of any Take-over Bid, as the same may be extended from time to time, in respect of which a waiver is, or is deemed to have been, granted under this subsection 5.1(e).

(f)
If the Rights are redeemed pursuant to this Agreement, the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights is to receive the Redemption Price.

(g)
Within 10 days after the Rights are redeemed pursuant to this Agreement, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last address as they appear upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Voting Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption must state how the Redemption Price will be paid.

(h)
Where a Take-over Bid that is not a Permitted Bid or Competing Permitted Bid is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price.

(i)
Notwithstanding the Rights being redeemed pursuant to this Section 5.1, all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of ~~Common~~Voting Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement the Separation Time shall be deemed not to have occurred and the Rights shall remain attached to outstanding Voting Shares, subject to and in accordance with the provisions of this Agreement.

5.2  Expiration

              No Person shall have any rights pursuant to this Agreement or any Right after the Expiration Time, except as provided in Section 4.1 hereof.

5.3  Issuance of New Rights Certificates

              Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4  Supplements and Amendments

(a)
At any time, the Corporation may, by resolution of the Board of Directors, amend this Agreement to correct any clerical or typographical errors or to maintain the validity of this Agreement as a result of any changes in applicable legislation or applicable rules or policies of securities regulatory authorities, and such amendments shall be in force immediately after such a resolution is passed by the Board of Directors.

(b)
Prior to the Separation Time, the Corporation may, by resolution of the Board of Directors, and with the prior consent of the holders of Voting Shares obtained as set forth below, supplement or amend this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent is deemed to have been given if the supplement or amendment is approved: (i) by the Independent Shareholders representing a majority of the outstanding Voting Shares by way of written consent, or (ii) by the affirmative vote of a majority of the votes cast by Independent Shareholders represented in person or by proxy and entitled to be voted at a meeting of the holders of Voting Shares duly called and held in compliance with applicable laws and the ~~articles and bylaws of the Corporation~~Constating Documents.

(c)
After the Separation Time, the Corporation may, by resolution of the Board of Directors, and with the prior consent of the holders of Rights obtained as set forth below, supplement or amend this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent is deemed to have been given if provided by the holders of Rights at a Rights Holders' Special Meeting, which Rights Holders' Special Meeting is called and held in compliance with applicable laws and regulatory requirements and, to the extent possible, with the requirements in the ~~articles and by-laws of the Corporation~~Constating Documents applicable to meetings of holders of Voting Shares varied as the Corporation thinks appropriate. Subject to compliance with any requirements imposed by the foregoing, consent is given if the proposed supplement or amendment, is approved by the affirmative vote of a majority of the votes cast by holders of Rights (other than holders of Rights whose Rights have become void pursuant to subsection 3.1(b)), represented in person or by proxy at the Rights Holders' Special Meeting.

(d)
Notwithstanding anything in this Section 5.4 to the contrary, no such supplement or amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.

(e)
Any amendments made by the Corporation to this Agreement pursuant to subsection 5.4(a) which are required to maintain the validity of this Agreement as a result of any changes in applicable legislation or applicable rules or policies of securities regulatory authorities shall:

(i)
if made before the Separation Time, be submitted to the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by a vote of the majority referred to in subsection 5.4(b), confirm or reject such amendment; and

(ii)
if made after the Separation Time, be submitted to holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights may, by a vote of the majority referred to in subsection 5.4(c), confirm or reject such amendment.

    Any such amendment shall be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected in accordance with this subsection 5.4(e) or until it ceases to be effective (as described below) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by shareholders or holders of Rights or is not submitted to shareholders or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend this Agreement to substantially the same effect shall be effective until confirmed by shareholders or holders of Rights, as the case may be.

5.5  Fractional Rights and Fractional ~~Common~~Voting Shares

(a)
The Corporation shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights or to pay any amount to a holder of record of Rights Certificates in lieu of such fractional Rights.

(b)
The Corporation shall not be required to issue fractions of ~~Common~~Voting Shares upon exercise of the Rights or to distribute certificates or confirmation in Book Entry Form which evidence fractional ~~Common~~Voting Shares. In lieu of issuing fractional ~~Common~~Voting Shares, the Corporation shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one ~~Common~~Voting Share that the fraction of a ~~Common~~Voting Share that would otherwise be issuable upon the exercise of such Right is of a whole ~~Common~~Voting Share.

5.6  Rights of Action

              Subject to the terms of this Agreement, rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights, and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such holder's right to exercise such holder's Rights in the manner provided in such holder's Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

5.7  Holder of Rights Not Deemed a Shareholder

              No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of ~~Common~~Voting Shares or any other securities which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 5.8 hereof), or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised in accordance with the provisions hereof.

5.8  Non-Canadian and Non-U.S. Holders

              If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance by the Corporation with the securities laws or comparable legislation of a jurisdiction outside Canada and the United States, the Board of Directors may take such actions as it may deem appropriate to ensure that such compliance is not required, including without limitation establishing procedures for the issuance to a Canadian resident Fiduciary of Rights or securities issuable on exercise of Rights, the holding thereof in trust for the Persons entitled thereto (but reserving to the Fiduciary or to the Fiduciary and the Corporation, as the Corporation may determine, absolute investment discretion with respect thereto) and the sale thereof and remittance of the proceeds of such sale, if any, to the Persons entitled thereto. In no event has the Corporation or the Rights Agent an obligation to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada or the

United States, in which jurisdiction such issue or delivery would be unlawful without registration of the relevant Persons, securities or issue or delivery for such purposes.

5.9  Notices

              Any notice, demand or other communication required or permitted to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation or by the Corporation or by the holder of any Rights to or on the Rights Agent shall be in writing and shall be well and sufficiently given or made if: (i) delivered in person during normal business hours on a Business Day and left with the receptionist or other responsible employee at the relevant address set forth below; or (ii) except during any general interruption of postal services due to strike, lockout or other cause, sent by first-class mail; or (iii) sent by facsimile or other form of recorded electronic communication, charges prepaid and confirmed in writing as aforesaid; and if:

              to the Corporation, addressed to it at:

        ~~One Federal Street~~
        ~~30th Floor~~
        ~~Boston~~        3 Allied Drive
        Suite 155
        Dedham, Massachusetts
        ~~02110~~
        02026

        Attention: Corporate Secretary
        Fax No. (617) 977-2410

              to the Rights Agent, addressed to it at:

        100 University Avenue, 8th Floor
        Toronto, Ontario
        M5J 2Y1

        Attention: General Manager, Client Services
        Fax No. (416) 981-9800

              Notices, demands or other communications required or permitted to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights shall be in writing and shall be well and sufficiently given or made if delivered personally to such holder or delivered or mailed by first class mail to the address of such holder as it appears on the Rights Register maintained by the Rights Registrar, or, prior to the Separation Time, in the register of Shareholders maintained by the transfer agent for the ~~Common~~Voting Shares.

              Any notice so given or made shall be deemed to have been given and to have been received on the day of delivery, if so delivered; on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout, or other cause) following the mailing thereof, if so mailed; and on the day of telegraphing, telecopying or sending of the same by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of the Corporation and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner aforesaid.

5.10  Successors

              All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

5.11  Benefits of this Agreement

              Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.12  Governing Law

              This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Ontario and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

5.13  Counterparts

              This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5.14  Severability

              If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such Jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

5.15  Effective Date

              ~~This~~Notwithstanding its amendment and restatement as of the date hereof, this Agreement is effective and in full force and effect in accordance with its terms from and after February 28, ~~2013. If this Agreement is not confirmed by resolution passed by a majority of greater than 50% of the votes cast by the Independent Shareholders who vote in respect of such confirmation at a meeting to be held not later than six months from February 28, 2013, then this Agreement and all outstanding rights shall terminate and be void and of no further force and effect on and from date which is the earlier of (a) the date of termination of the meeting called to consider the confirmation of the Agreement; and (b) six months from February 28, 2013.~~2013, and replaces and supersedes the Shareholder Rights Plan dated as of that date.

5.16  Reconfirmation

              ~~Notwithstanding the confirmation of this Agreement pursuant to Section 5.15, this~~This Agreement must be reconfirmed by a resolution passed by a majority of greater than 50% of the votes cast by all holders of Voting Shares who vote in respect of such reconfirmation at every third annual meeting following the meeting at which this Agreement is confirmed ~~pursuant to Section 5.15~~. If the Agreement is not so reconfirmed or is not presented for reconfirmation at such annual meeting, the Agreement and all outstanding Rights shall terminate and be void and of no further force and effect on and from the close of business on the date of termination of the applicable annual meeting; provided that termination shall not occur if a Flip-in Event has occurred (other than a Flip-in Event which has been waived pursuant to Section 5.1), prior to the date upon which this Agreement would otherwise terminate pursuant to this Section 5.16.

5.17  Determinations and Actions by the Board of Directors

              All actions, calculations and determinations (including all omissions with respect to the foregoing) in connection with the administration of this Agreement which are done or made by the Board of Directors, in good faith, shall not subject the Board of Directors to any liability to the holders of the Rights. Nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that holders of the Voting Shares and/or Convertible Securities reject or accept any Take-over Bid or take any other action including the commencement, prosecution, defence or settlement of any litigation and the solicitation of additional or alternative Take-over Bids or other proposals to shareholders that the directors believe are necessary or appropriate in the exercise of their fiduciary duties.

5.18  Regulatory Approvals

              Any obligation of the Corporation or action or event contemplated by this Agreement, or any amendment or supplement to this Agreement, shall be subject to receipt of any requisite approval or consent from any governmental or regulatory authority having jurisdiction including the Toronto Stock Exchange while any securities of the Corporation are listed and posted for trading thereon and for a period of six months thereafter.

5.19  Time of the Essence

              Time is of the essence in this Agreement.

[Remainder of page left intentionally blank.]

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ATLANTIC POWER CORPORATION
By:	~~"Barry E. Welch"~~
	Name:	~~Barry E. Welch~~
	Title:	~~President and Chief Executive Officer~~
COMPUTERSHARE INVESTOR SERVICES INC.
By:	~~"Kate Stevens"~~
	~~Name:~~	~~Kate Stevens~~
	~~Title:~~	~~Professional, Client Services~~

Name:
Title:
By:	~~"Daniela Muñoz"~~
	~~Name:~~	~~Daniela Muñoz~~
	~~Title:~~	~~Professional, Client Services~~

Name:
Title:

EXHIBIT A

[Form of Rights Certificate]

Certificate No.	Rights

    THE RIGHTS ARE SUBJECT TO REDEMPTION ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN THE RIGHTS AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY PERSON ACTING JOINTLY OR IN CONCERT WITH AN ACQUIRING PERSON OR WITH AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BECOME VOID WITHOUT FURTHER ACTION.

RIGHTS CERTIFICATE

              This certifies that                                         , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of ~~a~~the Amended and Restated Shareholder Rights Agreement, dated effective as of ~~February 28, 2013~~    •    , 2019, as may be amended or supplemented from time to time (the "Rights Agreement") between Atlantic Power Corporation, a corporation continued under the Business Corporations Act (British Columbia) (the "Corporation"), and Computershare Investor Services Inc., as Rights Agent, to purchase from the Corporation at any time after the Separation Time and prior to the Expiration Time (as such terms are defined in the Rights Agreement), one fully paid common share in the capital of the Corporation (a "~~Common~~Voting Share") (subject to adjustment as provided in the Rights Agreement) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with a duly completed and executed Form of Election (in the form provided hereinafter) together with payment of the Exercise Price by certified cheque, banker's draft or money order payable to the Corporation to Exercise at the principal office of the Rights Agent in the City of Toronto, Canada. The Exercise Price shall initially be $100 per right and shall be subject to adjustment in certain events as provided in the Rights Agreement.

              This Rights Certificate is subject to all the terms, provisions and conditions of the Rights Agreement which terms, provisions and conditions are incorporated herein by this reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the registered office of the Corporation and are available upon written request.

              This Rights Certificate, with or without other Rights Certificates, upon surrender at any office of the Rights Agent or any Co-Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates so surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

              Subject to the provision of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Corporation at a redemption price of $0.0001 per Right.

              No fractional ~~Common~~Voting Shares will be issued upon the exercise of any Right or Rights evidenced hereby nor will Rights Certificates be issued for less than one whole Right. In lieu thereof, a cash payment will be made as provided in the Rights Agreement.

              No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the ~~Holder~~holder of ~~Common~~Voting Shares or of any other securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

              This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

              WITNESS the facsimile signature of the proper officers of the Corporation and its corporate seal.

Date:                                                       , ~~2013~~2019

ATTEST:
ATLANTIC POWER CORPORATION
By:
COMPUTERSHARE INVESTOR SERVICES INC.
By:	Authorized Signatory

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificates.)

FOR VALUE RECEIVED the undersigned by this Agreement
hereby sells, assigns and transfers

unto	(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                                        Attorney, to transfer the within Rights Certificate on the books of the within-named Corporation, with full power of substitution.

Dated:
Signature Guaranteed:
Signature (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

              Signatures must be medallion guaranteed by a member firm of a recognized stock exchange in Canada or a registered national securities exchange in the United States, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in Canada or the United States.

(To be completed if true)

CERTIFICATION

              The undersigned hereby represents and certifies, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have not been, Beneficially Owned by an Acquiring Person or any Person acting jointly or in concert with any Acquiring Person or with any Affiliate or Associate thereof (all as defined in the Rights Agreement).

Signature

 NOTICE

              In the event the certification set forth above is not completed in connection with a purported assignment, the Beneficial Owner of the Rights evidenced by this Rights Certificate will be deemed to be an Acquiring Person or a Person acting jointly or in concert with such Acquiring Person or an Affiliate or Associate of such Acquiring Person (all as defined in the Rights Agreement) and accordingly the Rights evidenced by this Rights Certificate will be null and void.

[To be attached to each Rights Certificate]

FORM OF ELECTION TO EXERCISE

(To be executed if holder desires to exercise the Rights Certificate.)

TO: Atlantic Power Corporation

AND TO: Computershare Investor Services Inc.

The undersigned hereby irrevocably elects to exercise                             whole Rights represented by the attached Rights Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such Common Shares be issued in the name of:

Address:

Social Insurance, Social Security or Other Taxpayer Identification Number:

If such number of Rights shall not be all the whole Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such whole Rights shall be registered in the name of and delivered to:

Name:

Address:

Social Insurance, Social Security or Other Taxpayer Identification Number:

Dated:
Signature Guaranteed:	Signature (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

              Signatures must be medallion guaranteed by a member firm or a recognized stock exchange in Canada or a registered national securities exchange in the United States, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in Canada or the United States.

(To be completed if true)

CERTIFICATION

              The undersigned hereby represents, for the benefit of all holders of Rights and ~~Common~~Voting Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or any Person acting jointly or in concert with any Acquiring Person or with any Affiliate or Associate thereof (all as defined in the Rights Agreement).

Date:

Signature

NOTICE

              In the event the certification set forth above is not completed in connection with a purported exercise, the Beneficial Owner of the Rights evidenced by this Rights Certificate will be deemed to be an Acquiring Person or a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person (all as defined in the Rights Agreement) and accordingly will deem the Rights evidenced by this Rights Certificate will be null and void.

Schedule C

SHAREHOLDER RIGHTS PLAN RESOLUTION

BE IT RESOLVED THAT:

  1.
  the Shareholder Rights Plan adopted by the Board of Directors of Atlantic Power Corporation (the "Corporation") effective as of February 28, 2013 between the Corporation and Computershare Investor Services Inc., as rights agent, be amended and restated, as more particularly described in the Corporation's Information Circular and Proxy Statement dated April    , 2019 (the "Amended and Restated Rights Plan") and the same is hereby approved, ratified and confirmed;

  2.
  the making on or following the date hereof of any other amendments to the Amended and Restated Rights Plan as the Corporation may consider necessary or advisable to satisfy the requirements of any stock exchange or professional commentators on shareholder rights plans in order to conform the Amended and Restated Rights Plan to versions of shareholder rights plans currently prevalent for reporting issuers in Canada is hereby approved; and

  3.
  any one director or officer of the Corporation is hereby authorized and empowered to execute or cause to be executed, whether under the seal of the Corporation or otherwise and to deliver or cause to be delivered, all such documents and instruments and to do or cause to be done all such other acts and things as such director or officer may determine to be necessary or desirable in order to carry out the intent of this resolution, such determination to be conclusively evidenced by the execution and delivery of such documents and other instruments or the doing of any such act or thing.

C-1

Schedule D

ARTICLES AMENDMENT RESOLUTION

BE IT RESOLVED THAT:

  1.
  the articles (the "Articles") of Atlantic Power Corporation (the "Corporation") be and are hereby amended by removing the following section in the Articles:

        "13.2 Residency of Directors

        25% of the directors shall be resident Canadians provided that if the number of directors is fewer than three, at least one shall be a resident Canadian"

        And replacing it with the following section:

        "13.2 Residency of Directors

        [Intentionally Removed]"

  2.
  the Articles be and are hereby amended by removing the following section in the Articles:

        "11.3 Quorum

        Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two persons, present in person, each being a shareholder entitled to vote thereat or a duly appointed proxy for a shareholder so entitled."

        And replacing it with the following section:

        "11.3 Quorum

        Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders shall consist of at least two persons present in person holding or representing by proxy not less than 25 percent of the outstanding shares of the Company entitled to be voted at the meeting."

  3.
  the Articles be and are hereby amended by removing the following section in the Articles:

        "17.10 Quorum

        The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be a majority of the number directors, provided that where the number of directors of the Company is two directors, both directors must be present to constitute a meeting."

        And replacing it with the following section:

        "17.10 Quorum

        The quorum necessary for the transaction of the business of the directors shall be a majority of the number directors, provided that where the number of directors

D-1

        of the Company is two directors, both directors must be present to constitute a meeting."

  4.
  any one director or officer of the Corporation is hereby authorized and empowered to execute or cause to be executed, whether under the seal of the Corporation or otherwise and to deliver or cause to be delivered, all such documents and instruments and to do or cause to be done all such other acts and things as such director or officer may determine to be necessary or desirable in order to carry out the intent of this resolution, such determination to be conclusively evidenced by the execution and delivery of such documents and other instruments or the doing of any such act or thing.

D-2

Questions? Need Help Voting?

Please contact our Strategic Shareholder Advisor and Proxy
Solicitation Agent, Kingsdale Advisors

E-mail: contactus@kingsdaleadvisors.com
Fax: 416-867-2271 Toll Free Fax: 1-866-545-5580
Outside North America, Banks and Brokers Call Collect: 416-867-2272

This proxy is being solicited by or on behalf of the board of directors of Atlantic Power Corporation (the “Corporation”) from holders of Common Shares of the Corporation (“Shareholders”) for use in connection with the annual and special meeting (the “Meeting”) of Shareholders to be held on June 19, 2019 at the Omni King Edward Hotel, Belgravia Room, 37 King Street East, Toronto, Ontario, Canada M5C 1E9 at 10:00 a.m. (Eastern Daylight Time). Reference is made to the accompanying Information Circular and Proxy Statement of the Corporation dated April              , 2019 (the “Circular”) for further information.

The undersigned Shareholder of the Corporation hereby appoints KEVIN T. HOWELL or, failing him, R. FOSTER DUNCAN, as proxy of the undersigned to attend and vote at the Meeting and at any adjournment thereof, with full power of substitution and with all the powers which the undersigned could exercise if personally present and with authority to vote at the said proxyholder’s discretion unless herein otherwise specified. The said proxyholder is hereby specifically directed to:

(1)

VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of R. Foster Duncan as a member of the Corporation’s board of directors;

(2)

VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of Kevin T. Howell as a member of the Corporation’s board of directors;

(3)

VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of Danielle S. Mottor as a member of the Corporation’s board of directors;

(4)

VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of Gilbert S. Palter as a member of the Corporation’s board of directors;

(5)

VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of James J. Moore, Jr. as a member of the Corporation’s board of directors;

(6)

VOTE FOR ☐ or VOTE AGAINST ☐ or ABSTAIN FROM VOTING ON ☐ the approval, by non-binding advisory vote, of the named executive officer compensation as described in the Circular;

(7)

VOTE FOR ☐ or VOTE AGAINST ☐ or ABSTAIN FROM VOTING ON ☐ the approval of an ordinary resolution of the Shareholders to amend and restate and approve, ratify and confirm the Shareholder Rights Plan adopted by the board of directors of the Corporation effective February 28, 2013;

(8)

VOTE FOR ☐ or VOTE AGAINST ☐ or ABSTAIN FROM VOTING ON ☐ the approval of a special resolution of the Shareholders authorizing the adoption by the Corporation of certain amendments to the Articles of the Corporation to amend the Canadian director residency requirement and the Shareholder and Director quorum provisions; and

(9)

VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the appointment of KPMG LLP as the auditors of the Corporation and the authorization of the Corporation’s board of directors to fix such auditors’ remuneration.

DATED this                           day of April, 2019.

Name of Shareholder

Signature of Shareholder

NOTES:

(1)

The shares represented by this proxy will be voted for, voted against or withheld or abstained from voting (as applicable) in accordance with the instructions noted hereon on any ballot that may be called for. The persons named in this proxy will vote this proxy in accordance with the instructions contained herein. Unless contrary instructions are specified, if this proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by this proxy will be voted “FOR” the above-mentioned items.  The Corporation presently knows of no matters to come before the Meeting other than the matters identified in the notice of the Meeting. If any amendments, variations or other matters that are not known should properly come before the Meeting, the Common Shares will be voted on such amendments, variations or matters in accordance with the best judgment of the said proxyholder.

(2)

To vote this proxy, the Shareholder must sign in the space provided on this form. Please sign exactly as the name appears hereon and in which the Common Shares are registered. If the Shareholder is a corporation, the proxy should be executed by duly authorized officers and its corporate seal must be affixed. If this proxy is not dated in the space provided, the proxy shall be deemed to bear the date on which it was mailed by the Corporation.

(3)

The Shareholder has the right to appoint a person, other than the persons designated, to attend, vote and act for the Shareholder and on the Shareholder’s behalf at the Meeting.  Such right may be exercised by striking out the names of the specified persons and inserting the name of such other person in the space provided.

(4)

This proxy revokes all prior proxies given by the Shareholder represented by this proxy and may be revoked at any time before it has been exercised as described in the Circular.

(5)

Reference should be made to the Circular, which accompanies the notice of Meeting, for a full explanation of the rights of Shareholders regarding completion, use and revocation of this proxy and other information pertaining to the Meeting.